       As filed with the Securities and Exchange Commission on April 28, 1999.

                                                              File No. 33-64947
                                                                       811-07451
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                [_]

                        PRE-EFFECTIVE AMENDMENT NO.              [_]
                      POST-EFFECTIVE AMENDMENT NO. 5             [X]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            [_]

                       POST-EFFECTIVE AMENDMENT NO. 5            [X]

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                           (EXACT NAME OF REGISTRANT)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                      JOHN HANCOCK PLACE, BOSTON, MA 02117
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-9196

                            SANDRA M. DADALT, ESQUIRE
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 1999 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                              CROSS REFERENCE SHEET



Form N-4 Item                                   Prospectus Caption
-------------                                   ------------------
1. Cover Page.................................  Cover Page

2. Definitions................................  Index of Key Words

3. Synopsis...................................  Fee table

4. Condensed Financial Information............  Condensed financial information

5. General Description of Registrant,           Cover Page; Description of
   Depositor and Portfolio Companies..........  JHVLICO; Distribution of the
                                                contracts

6. Deductions and Expenses....................  What fees and charges will be deducted from my contract?

7. General Description of Variable
   Annuity Contracts..........................  What is the contract?

8. Annuity Period.............................  The annuity period

9. Death Benefit..............................  What happens if the annuitant dies before my contract's date of
                                                maturity? Payment of death benefits;
                                                Distribution requirements following
                                                death of owner

10. Purchases and Contract Value..............  Distribution of the contracts; How will the value of my investment in
                                                the contract change over time?

11. Redemptions...............................  What fees and charges will be deducted from my contract? How can I
                                                withdraw money from my contract? Can
                                                I change my contract's investment
                                                options? Can I return my contract?

12. Taxes.....................................  Taxes information

13. Legal Proceedings.........................  Not Applicable

14. Table of Contents of Statement of
    Additional Information....................  Registration statement

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                              CROSS REFERENCE SHEET

                                        Statement of Additional
Form N-4 Item                           Information Caption
-------------                           -----------------------
15. Cover Page......................... Cover Page

16. Table of Contents.................. Table of Contents

17. General Information and
     History........................... Not Applicable

18. Services........................... Services Agreement

19. Purchase of Securities Being
     Offered........................... Not Applicable

20. Underwriters....................... Not Applicable

21. Calculation of Performance
     Data.............................. Calculation of Performance Data

22. Annuity Payments................... Calculation of Annuity Payments

23. Financial Statements............... Separate Account Financial Statements

                           PROSPECTUS DATED MAY 1, 1999



                        DECLARATION VARIABLE ANNUITY
---------------------------------------------------------------------------


              a deferred combination fixed and variable annuity contract issued by


                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                                          ("JHVLICO")



    JOHN HANCOCK ANNUITY SERVICING OFFICE
------------------------------------------------

EXPRESS DELIVERY        U.S. MAIL
----------------
529 Main Street (X-4)   P.O. Box 9298
Charlestown, MA  02129  Boston, MA 02205-9298
            Phone:  1-800-824-0335
             Fax:  1-617-886-2974
------------------------------------------------

  The contract enables you to earn (1) fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and (2) an investment-based return in the following variable investment options:

            VARIABLE INVESTMENT OPTION                               MANAGED BY
            --------------------------                               ----------
-------------------------------------------------------------------------------------------------
  V.A. International. . . . . . . . . . . . . . .   John Hancock Advisers International Limited
  V.A. Regional Bank. . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Financial Industries. . . . . . . . . . .    John Hancock Advisers, Inc.
  V.A. Small Cap Growth . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Mid Cap Growth . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Large Cap Growth . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Large Cap Value. . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Core Equity  . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  V.A. Sovereign Investors. . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. 500 Index. . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Bond . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Strategic Income . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. High Yield Bond. . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Money Market . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
-------------------------------------------------------------------------------------------------



  We may offer additional variable investment options in the future.

  For each variable investment option you select, we invest your money in a the corresponding "Fund" of the John Hancock Declaration Trust (the "Trust"). The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). Each of the Trust's "Funds" is a separately managed investment portfolio that has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust that contains detailed information about each Fund. Be sure to read the prospectus for the Trust before selecting any variable investment option.

  For amounts you don't wish to invest in a variable investment option, you can choose among several guarantee periods, each of which has its own guaranteed interest rate and expiration date. If you remove money from a guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

  The annuity described in this prospectus may be sold on a group basis. If you purchase the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "contract" as used in this prospectus should be interpreted as meaning the certificate issued to you under the group contract.

  ************************************************************************

  The SEC has not approved or disapproved the contracts, or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. They involve investment risks including the possible loss of principal.

  The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     . "CONDENSED FINANCIAL INFORMATION" follows the "Additional
       Information." This gives some basic information about the size and past performance of the variable investment options.

 The Trust's prospectus is attached at the end of this prospectus. You should save these prospectuses for future reference.




                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated May 1, 1999. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page __.
-------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                               PAGE

  Accumulation units...................................27
  Annuitant............................................10
  Annuity payments.....................................34
  Annuity period.......................................13
  Contract year........................................11
  Date of issue........................................11
  Date of maturity.....................................10
  Free withdrawal amount...............................16
  Funds................................................2
  Guarantee periods....................................cover
  Investment options...................................14
  Market value adjustment..............................12
  Premium payments.....................................10
  Surrender value......................................18
  Surrender............................................16
  Variable investment options..........................cover
  Withdrawal charge....................................16
  Withdrawal...........................................16

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state) or fees for any optional benefit riders that you select.

OWNER TRANSACTION EXPENSES AND ANNUAL CONTRACT FEE

     .Maximum Withdrawal Charge (as % of amount withdrawn) 6%
     .Annual Contract  Fee (applies only to contracts of less than $10,000) $30

ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE CONTRACT)




                                      LESS THAN     $250,000
                                       $250,000     OR MORE

  Mortality and Expense Risk Charge   0.90%       0.90%
  Administrative Services Charge      0.35%       0.10%
  Total Annual Contract Charge        1.25%       1.00%

                                               Initial Premium Payment

  These annual contract expenses don't apply to amounts held in the guarantee periods.

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)


  Each Fund pays investment management fees and its other operating expenses. These fees and expenses reduce the investment return of the Fund and, therefore, indirectly reduce the return you will earn on any amounts you allocate to the variable investment option that corresponds to that Fund. Last year, each Fund paid the investment manager the following fees:

                                                               MANAGEMENT    OTHER FUND    TOTAL FUND
                         FUND NAME*                                FEES      EXPENSES**    EXPENSES***
-------------------------------------------------------------------------------------------------------
V.A. International                                             0.90%         0.25%        1.15%
-------------------------------------------------------------------------------------------------------
V.A. Financial Industries                                      0.80%         0.12%        0.92%
-------------------------------------------------------------------------------------------------------
V.A. Small Cap Growth                                          0.75%         0.25%        1.00%
-------------------------------------------------------------------------------------------------------
V.A. Large Cap Growth                                          0.75%         0.25%        1.00%
-------------------------------------------------------------------------------------------------------
V.A. Core Equity                                               0.70%         0.25%        0.95%
-------------------------------------------------------------------------------------------------------
V.A. Sovereign Investors                                       0.60%         0.14%        0.74%
-------------------------------------------------------------------------------------------------------
V.A. 500 Index                                                 0.10%         0.25%        0.35%
-------------------------------------------------------------------------------------------------------
V.A. Bond                                                      0.50%         0.25%        0.75%
-------------------------------------------------------------------------------------------------------
V.A. Strategic Income                                          0.60%         0.25%        0.85%
-------------------------------------------------------------------------------------------------------
V.A. Money Market                                              0.50%         0.24%        0.74%
-------------------------------------------------------------------------------------------------------

                         MANAGEMENT   OTHER FUND    TOTAL FUND
      FUND NAME*            FEES      EXPENSES**    EXPENSES***
----------------------------------------------------------------
V.A. Regional Bank         0.80%        0.25%        1.05%
----------------------------------------------------------------
V.A. Mid Cap Growth        0.75%        0.25%        1.00%
----------------------------------------------------------------
V.A. Large Cap Value       0.60%        0.25%        0.85%
----------------------------------------------------------------
V.A. High Yield Bond       0.60%        0.25%        0.85%
----------------------------------------------------------------





  *The V.A. Small Cap Growth Fund was formerly the V.A. Emerging Growth Fund;
    V.A. Mid Cap Growth Fund was formerly the V.A. Special Opportunities Fund; the V.A. Large Cap Growth was formerly the V.A. Growth Fund; the V.A. Large Cap Value Fund was formerly the V.A. Growth & Income Fund; and the V.A. Core Equity Fund was formerly the V.A. Independence Equity Fund.

  **The investment manager has agreed to limit temporarily (1) other expenses of each fund to 0.25% of the fund's average daily assets, and (2) the management fee of V.A. 500 Index Fund to 0.10% of its average daily net assets. Without these limitations, other fund expenses for the V.A. International, V.A. Financial Industries, V.A. Small Cap Growth, V.A. Large Cap Growth, V.A. Core Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Bond, V.A. Strategic Income, V.A. Money Market, V.A. Regional Bank, V.A. Mid Cap Growth, V.A. Large Cap Value, V.A. High Yield Bond would have been 2.23%, 0.12%, 0.88%, 0.58%, 0.25%, 0.14%, 0.57%, 0.84%,
    0.33%, 0.24%, 0.34%, 3.48%, 0.43%, and 0.55%, respectively, and the management fee for the V.A. 500 Index would have been 0.35%.

  ***Total fund expenses, without these limitations,  for the V.A.
    International, V.A. Financial Industries, V.A. Small Cap Growth, V.A. Large Cap Growth, V.A. Core Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Bond, V.A. Strategic Income, V.A. Money Market, V.A. Regional Bank, V.A. Mid Cap Growth, V.A. Large Cap Value, V.A. High Yield Bond would have 3.13%, 0.92%, 1.63%, 1.33%, 0.95%, 0.74%, 0.92%, 1.34%, 0.93%,
    0.74%, 1.14%, 4.23%, 1.03%, and 1.15%, respectively. Other fund expenses and total fund expenses as a percentage of average net assets are expected to decrease as the net assets of the funds grow.

EXAMPLES****


  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets:



                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS

V.A. International                    $79      $120      $165     $227
V.A. Regional Bank                    $78      $117      $160     $267
V.A. Financial Industries             $76      $114      $153     $253
V.A. Small Cap Growth                 $77      $116      $158     $262
V.A. Mid Cap Growth                   $77      $116      $158     $262
V.A. Large Cap Growth                 $77      $116      $158     $262
V.A. Large Cap Value                  $76      $111      $150     $246
V.A. Core Equity                      $77      $114      $155     $256
V.A. Sovereign Investors              $75      $108      $144     $235
V.A. 500 Index                        $71      $  96     $124     $193
V.A. Bond                             $76      $111      $150     $246
V.A. Strategic Income                 $75      $108      $145     $236
V.A. High Yield Bond                  $76      $111      $150     $246
V.A. Money Market                     $75      $108      $144     $235


  If you commence receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming 5% annual return on assets.



                           1 YEAR   3 YEARS  5 YEARS    10 YEARS

V.A. International         $25      $76      $130      $277
V.A. Regional Bank         $24      $73      $125      $267
V.A. Financial Industries  $22      $69      $118      $253
V.A. Small Cap Growth      $23      $71      $122      $262
V.A. Mid Cap Growth        $23      $71      $122      $262
V.A. Large Cap Growth      $23      $71      $122      $262
V.A. Large Cap Value       $22      $67      $114      $246
V.A. Core Equity           $23      $70      $119      $256
V.A. Sovereign Investors   $21      $63      $109      $235
V.A. 500 Index             $17      $51      $  89     $193
V.A .Bond                  $22      $67      $114      $246
V.A.Strategic Income       $21      $64      $109      $236
V.A. High Yield Bond       $22      $67      $114      $246
V.A. Money Market          $21      $63      $109      $235



  **** THESE EXAMPLES DO NOT INCLUDE ANY APPLICABLE PREMIUM TAXES OR ANY FEES
    FOR OPTIONAL BENEFIT RIDERS. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES; ACTUAL CHARGES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. THE EXAMPLES ASSUME FUND EXPENSES AT RATES SET FORTH ABOVE FOR 1998, AFTER REIMBURSEMENTS. THE ANNUAL CONTRACT FEE HAS BEEN INCLUDED AS AN ANNUAL PERCENTAGE OF ASSETS.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                             PAGES TO SEE
  --------                                             ------------

What is the contract?. . . . . . . . . . . . . . . .

Who owns the contract?. . . . . . . . . . . . . . .

Is the owner also the annuitant?. . . . . . . . . .

How can I invest money in a contract?. . . . . . . .

How will the value of my investment in the contract change over time?

What annuity benefits does the contract provide?. .

What are the tax consequences of owning a contract?.

Can I change my contract's investment options?. . .

What fees and charges will be deducted from my contract?

How can I withdraw money from my contract?. . . . .

What happens if the annuitant dies before my contract's date of maturity?

 WHAT IS THE CONTRACT?

  The contract is a "deferred payment variable annuity contract." An annuity contract provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a deferred payment contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a variable annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

 WHO OWNS THE CONTRACT?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner.
 However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

 IS THE OWNER ALSO THE ANNUITANT?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime.
 In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

 HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

  We call the investments you make in your contract "premiums" or "premium payments." In general, you need at least a $1,000 initial premium payment to purchase a contract. If you choose to contribute more money into your contract,
each subsequent premium payment must also be at least $500.    If you deposit
money directly from your bank account, your subsequent premium payments can be as small as $100.

APPLYING FOR A CONTRACT

  An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution, but delay the effectiveness of the contract until we receive your signed application. In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

  We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

LIMITS ON PREMIUM PAYMENTS

  You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

                                                                           YOU MAY NOT MAKE ANY
                   IF YOUR CONTRACT IS USED TO FUND                     PREMIUM PAYMENTS AFTER THE
                                                                           ANNUITANT REACHES AGE
-----------------------------------------------------------------------------------------------------
  a "tax qualified plan"*                                               70 1/2**
-----------------------------------------------------------------------------------------------------
  a non-tax qualified plan                                              84
                                                                        1/2
-----------------------------------------------------------------------------------------------------

             * as that term is used in "Tax Information," beginning on page__. ** except for a ROTH IRA, which has no age limit.

  We will not issue a contract if the proposed annuitant is older than age 84. We may waive any of these limits, however.

WAYS TO MAKE PREMIUM PAYMENTS

  Premium payments made by check or money order must be:

     . drawn on a U.S. bank,

     . drawn in U.S. dollars, and

     . made payable to "John Hancock."

  Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at one of the addresses shown on page 1 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your JHVLICO representative or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

PREMIUM PAYMENTS BY WIRE

  If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

  If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

     . issue a contract;

     . accept premium payments;  or

     . allow other transactions.

  After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

  Prior to a contract's date of maturity, the amount you've invested in any VARIABLE INVESTMENT OPTION will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

  Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table on page __.
 However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option.
 We describe these charges under "What charges will be deducted from my contract?" beginning on page __.

  The amount you've invested in a GUARANTEE PERIOD will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. We currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

  However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page __.

  At any time before the date of maturity, your "TOTAL VALUE OF YOUR CONTRACT" equals

     . the total amount you invested,

     . minus all charges we deduct,

     . minus all withdrawals you have made,

     . plus or minus any positive or negative MVA's that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

     . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

     . plus the interest we credit to any of your contract's value while it is in a guarantee period.

 WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

  If your contract is still in effect on its date of maturity, it enters what is called the "annuity period". During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity.
 Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page __, for information about all of these choices you can make.

 WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

     . partial withdrawal,

     . full withdrawal ("surrender"),

     . payment of death benefit proceeds as a single sum upon the annuitant's death,

     . periodic payments under one of our annuity payment options.

 How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as

     . the type of the distribution,

     . when the distribution is made,

     . the nature of any tax qualified retirement plan for which the contract is being used,

     . the circumstances under which the payments are made.

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

 CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

ALLOCATION OF PREMIUM PAYMENTS

  When you apply for your contract, you specify the variable investment options or guarantee periods (together, your "investment options") in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time.

Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

TRANSFERRING YOUR ASSETS

  Up to 12 times during each year of your contract, you may transfer

     . all or part of the assets held in one VARIABLE INVESTMENT OPTION to any other available variable investment option or guarantee period, or

     . all or part of the assets held in one GUARANTEE PERIOD to any other available guarantee period or variable investment option.

 Transfers under our dollar cost averaging program do not count toward the 12 you are allowed each year. However, you may not

     . transfer assets within 30 days prior to the contract's date of maturity,

     . transfer more than $1,000,000 in a contract year from any one variable investment option or guarantee period, without our prior approval,

     . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

     . make any transfers, during the annuity period, to or from a fixed investment option, or

     . make any transfer during the annuity period that would result in more than four investment options being used at once.

PROCEDURE FOR TRANSFERRING YOUR ASSETS

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the one of the locations shown on page
1.  Your request should include:

     . your name,

     . daytime telephone number,

     . contract number,

     . the names of the investment options being transferred to and from each, and

     . the amount of each transfer.

 The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

TELEPHONE TRANSFERS

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

 WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

MORTALITY AND EXPENSE RISK CHARGE

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 0.90% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.)

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

ADMINISTRATIVE SERVICES CHARGE

  We deduct a daily charge for administrative and clerical services that the contracts require us to provide.

  On an annual basis, this charge equals 0.35% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.) However, if your initial premium payment was more than $250,000, we reduce the charge to 0.10%.

ANNUAL CONTRACT FEE

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to $50.

PREMIUM TAXES

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain states assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made and that's actually what we do in South Dakota and Kentucky. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit (or times the premium payment, in South Dakota and Kentucky).

WITHDRAWAL CHARGE

  If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

  Here's how we determine the charge:  In any contract year, you may withdraw up
  ----------------------------------
to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the "free withdrawal amount." However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

YEARS FROM DATE OF PREMIUM PAYMENT TO
   DATE OF SURRENDER OR WITHDRAWAL       WITHDRAWAL CHARGE*
-------------------------------------    ------------------
------------------------------------------------------------
  7 or more . . . . . . . . . . . . .     0%
------------------------------------------------------------
  6 but less than 7 . . . . . . . . .     2%
------------------------------------------------------------
  5 but less than 6 . . . . . . . . .     3%
------------------------------------------------------------
  4 but less than 5 . . . . . . . . .     4%
------------------------------------------------------------
  3 but less than 4 . . . . . . . . .     5%
------------------------------------------------------------
  2 but less than 3 . . . . . . . . .     5%
------------------------------------------------------------
  less than 2 . . . . . . . . . . . .     6%
------------------------------------------------------------



  * AS A PERCENTAGE OF THE AMOUNT OF SUCH PREMIUM THAT WE CONSIDER TO HAVE BEEN WITHDRAWN (INCLUDING THE WITHDRAWAL CHARGE), AS EXPLAINED IN THE TEXT IMMEDIATELY BELOW.

  Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

  The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

  Here's how we deduct the withdrawal charge:  We deduct the withdrawal charge
  ------------------------------------------
proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the V.A. Growth option and 40% from the V.A. Money Market option, then we will deduct 60% of the withdrawal charge from the V.A. Growth option and 40% from the V.A. Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each.
 If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

  When withdrawal charges don't apply:  We don't assess a withdrawal charge in
  -----------------------------------
the following situations:

     . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

     . on certain withdrawals if you have elected the nursing home rider that waives the withdrawal charge; and

     . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

  How an MVA affects the withdrawal charge:  If you make a withdrawal from a
  ----------------------------------------
guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much less. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much more.

OTHER CHARGES

  We offer, subject to state availability, three optional benefit riders. We charge a separate monthly charge for each rider selected. At the beginning of each month, we charge an amount equal to 1/12/th/ of the following annual percentages:


Stepped up death benefit                                                 0.15% of total value of your contract
--------------------------------------------------------------------------------------------------------------------
Accidental death benefit                                                 0.10% of total value of your contract
--------------------------------------------------------------------------------------------------------------------
                                                                         0.05% of premiums made within the past
Nursing home waiver                                                      seven years and not yet deemed withdrawn
                                                                         for withdrawal charge purposes
--------------------------------------------------------------------------------------------------------------------

          *Some people refer to this benefit as the "enhanced stepped-up death benefit."

  We deduct the charge proportionally from each of your investment options, based on your value in each.

 HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     . make a partial withdrawal of the surrender value.

  The "surrender value" of a contract is the total value of a contract, after any market value adjustment, MINUS the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page __. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

     . for an amount less than $100, or

     . if the remaining total value of your contract would be less than $1,000.

 If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

NURSING HOME WAIVER OF WITHDRAWAL CHARGE

  If your state permits, you may purchase an optional nursing home waiver of withdrawal charge rider when you apply for a contract. Under this rider, we will waive the withdrawal charge on any withdrawals, provided all the following conditions apply:

     . you become confined to a nursing home beginning at least 90 days after we issue your contract.

     . you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

     . we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

     . your confinement is prescribed by a doctor and medically necessary.

 You may not purchase this rider if (1) you are older than 75 years at application or (2) if you were confined to a nursing home within the past two years.

  For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

SYSTEMATIC WITHDRAWAL PLAN

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my contract change over time?" beginning on page __, and "What fees and charges will be deducted from my contract?" beginning on page __. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

     . you may elect the plan only if the total value of your contract equals $15,000 or more.

     . the amount of each systematic withdrawal must equal at least $100.

     . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

     . you may cancel the plan at any time.

     . we reserve the right to modify the terms or conditions of the plan at any time without prior notice.

DOLLAR COST AVERAGING PROGRAM

  You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar cost averaging program:

     . you may elect the program only if the total value of your contract equals $15,000 or more.

     . the amount of each transfer must equal at least $250.

     . you may change your dollar cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

     . you may discontinue the program at any time.

     . the program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

     . automatic transfers to or from guarantee periods are not permitted.

     . we reserve the right to terminate the program at any time.

 WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

STANDARD DEATH BENEFIT

  If the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit rider.
 The standard death benefit is the greater of:

     . the total value of your contract, adjusted by any then-applicable market value adjustment, or

     . the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

 We calculate the death benefit value as of the day we receive, at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page __.

ENHANCED DEATH BENEFIT RIDERS

  "Stepped-up" death benefit rider: If you are under age 80 when you apply for
   --------------------------------
your contract, you may elect to enhance the standard death benefit by purchasing a stepped-up death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of:

     . the standard death benefit (described above) or

     . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

 For these purposes, however, we count only those contract anniversaries that occur BEFORE (1) we receive proof of death and any required settlement instructions and (2) the anniversary of the contract nearest the annuitant's 81st birthday.

  You may elect this rider ONLY when you apply for the contract and ONLY if this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page __ under "What fees and charges will I pay for my contract?" For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

  Accidental death benefit rider: If you are under age 80 when you apply for
  ------------------------------
your contract, you may elect to purchase an accidental death benefit rider. In addition to any other death benefit, this rider provides a benefit upon the accidental death of the annuitant prior to the earlier of:

     . the contract's date of maturity, and

     . the annuitant's 80/th/ birthday.

  Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  You may elect this rider ONLY when you apply for the contract. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page __ under "What fees and charges will I pay for my contract?" For a complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy upon request. Not all states allow this benefit.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages __ through ___.

  CONTENTS OF THIS SECTION                              PAGES TO SEE

  Description of JHVLICO. . . . . . . . . . . . . . .

  Who should purchase a contract. . . . . . . . . . .

  How we support the variable investment options. . .

  How we support the guarantee periods. . . . . . . .

  How the guarantee periods work. . . . . . . . . . .

  The accumulation period . . . . . . . . . . . . . .

  Payment of death benefits . . . . . . . . . . . . .

  The annuity period. . . . . . . . . . . . . . . . .

  Variable investment option valuation procedures . .

  Distribution requirements following death of owner

  Miscellaneous provisions. . . . . . . . . . . . . .

  Tax information . . . . . . . . . . . . . . . . . .

  Performance information . . . . . . . . . . . . . .

  Reports . . . . . . . . . . . . . . . . . . . . . .

  Voting privileges . . . . . . . . . . . . . . . . .

  Certain changes . . . . . . . . . . . . . . . . . .

  Distribution of contracts . . . . . . . . . . . . .

  Impact of the year 2000 issue . . . . . . . . . . .

  Registration statement. . . . . . . . . . . . . . .

  Experts . . . . . . . . . . . . . . . . . . . . . .

  Appendix A - Details About Our Guarantee Periods.

  Appendix B - Examples of Withdrawal Charge Calculation

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company organized, in 1979, under the
laws of the Commonwealth of Massachusetts.   We have authority to transact
business in all states, except New York. We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a mutual life insurance company organized in Massachusetts in 1862. Both companies are headquartered in Boston, Massachusetts.

  A major financial services provider, John Hancock had more than $67.1 billion of assets as of December 31, 1998. As JHVLICO's parent, John Hancock will from time to time make capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connections with its business and to ensure that it maintains a positive net worth.

 WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also designed the contracts for purchase under:

     . pension and profit-sharing plans qualified under Section 401(c) of the Code, known as H.R. 10 Plans;

     . pension or profit-sharing plans qualified under sections 401(a) or 403(a) of the Code, known as "corporate plans";

     . plans qualified under Section 401(k) of the Code;

     . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;
        and

     . individual retirement annuity ("IRA") plans satisfying the requirements of Section 408 of the Code.

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

  To accommodate "employer-related" plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

 HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account JF (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trust's shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

 HOW WE SUPPORT THE GUARANTEE PERIODS

  All of JHVLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

 HOW THE GUARANTEE PERIODS WORK

  Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its accumulated value to the Money Market option under your contract, unless you elect to:

     . withdraw all or a portion of any such amount from the contract,

     . allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

     . allocate all or a portion of such amount to one or more of the variable investment options.

  You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

  We currently make available guarantee periods with durations up to ten years. You may not select a guarantee period if it extends beyond your contract's date of maturity. We reserve the right to add or delete guarantee periods from those that are available at any time for new allocations.

GUARANTEED INTEREST RATES

  Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.




 We make the final determination of guaranteed rates
to be declared.  We cannot predict or assure the
level of any future guaranteed rates.
-----------------------------------------------------



  You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time by calling the John Hancock Annuity Servicing Office at the telephone number on page 1.

CALCULATION OF MARKET VALUE ADJUSTMENT ("MVA")

  If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     . death benefits pursuant to your contract,

     . amounts you apply to an annuity option, and

     . amounts paid in a single sum in lieu of an annuity.

  The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract. Here is how the MVA works:



 We compare
     . the guaranteed rate of the guarantee period from which the assets are being taken WITH
     .the guaranteed rate we are currently offering for guarantee periods of the same duration as remains in the guarantee period from which the assets are being taken.
 If the first rate exceeds the second by more than
1/2 %, the market value adjustment produces an increase in your contract's value.
 If the first rate does not exceed the second by at least 1/2 %, the market value adjustment produces a decrease in your contract's value.
--------------------------------------------------------------------------



  For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

  The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

 THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

  Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option.
 Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:



dollar amount of transaction
                   DIVIDED BY
value of one accumulation unit for the applicable
variable investment option at the time of such
transaction
-------------------------------------------------


  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:




number of accumulation units in the
variable investment options
                TIMES
value of one accumulation unit for the
applicable variable investment option
at that time
--------------------------------------


YOUR VALUE IN THE GUARANTEE PERIODS

  On any date, the total value of your contract in a guarantee period equals:

     . the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

     . the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

     . the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

     . the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

     . the amount of any charges and fees deducted from that guarantee period, PLUS

     . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

 THE ANNUITY PERIOD

DATE OF MATURITY

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

     . at least 6 months after the date the first premium payment is applied to your contract, and

     . no later than the maximum age specified in your contract (normally age 95).

  Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however.
 Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page __.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (directing all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

  We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page __ below).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

     . you have not made an election prior to the annuitant's death;

     . the beneficiary is entitled to payment of a death benefit of at least
       $5,000 in a single sum; and

     . the beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

     . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   ASSUMED INVESTMENT RATE
   -----------------------

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.
 We then multiply the result by the greater of

     . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

     . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives.
 If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

  OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

  OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

  With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available:

     . Option A:  "life annuity with 5 years guaranteed" and

     . Option B: "life annuity without further payment on the death of payee."

 VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

 DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.




 IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:
     .if the contract's designated beneficiary is your
       surviving spouse, your spouse may continue the contract
       in force as the owner.
     .if the beneficiary is not your surviving spouse OR if
       the beneficiary is your surviving spouse but chooses not
       to continue the contract, the entire interest (as
       discussed below) in the contract on the date of your
       death must be:
     (1) paid out in full within five years of your death or
     (2)
       applied in full towards the purchase of a life annuity
       on the beneficiary with payments commencing within one
       year of your death
  If you are the annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the annuitant, the entire interest equals
     .the surrender value if paid out in full within five
       years of your death, or
     .
       the total value of your contract applied in full towards
       the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN
     .any remaining amount that we owe must be paid out at
       least as rapidly as under the method of making annuity payments that is then in use.
-------------------------------------------------------------------

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

 MISCELLANEOUS PROVISIONS

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary.
 You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

     . the rights of any assignees of record,

     . the any action taken prior to receipt of the notice, and

     . certain other conditions.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

 TAX INFORMATION

OUR INCOME TAXES

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.
 Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

   UNDISTRIBUTED GAINS
   -------------------

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   ANNUITY PAYMENTS
   ----------------

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   SURRENDERS AND WITHDRAWALS BEFORE DATE OF MATURITY
   --------------------------------------------------

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   PENALTY FOR PREMATURE WITHDRAWALS
   ---------------------------------

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

DIVERSIFICATION REQUIREMENTS

  Each of the Funds of the Trust intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the Fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of Fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN

  We have no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

   WITHHOLDING ON ROLLOVER DISTRIBUTIONS
   -------------------------------------

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it indirectly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

   CONTRACTS PURCHASED AS INDIVIDUAL RETIREMENT ANNUITIES (IRAS)
   -------------------------------------------------------------

  An individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to take a federal income tax deduction of up to $2,000 per year for contributions to the IRA. (You can never, however, deduct more than 100% of your compensation includable in your gross income for the year.) You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally deduct up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  If you or your spouse is an active participant in an employer-sponsored retirement plan, you may make deductible premium payment only if your adjusted gross incomes do not exceed certain amounts. You can still contribute the full $2000 for each of you and your spouse, however, even though they are not deductible. Nor can you take a deduction for premium payments made in or after the taxable year in which you attain age 70 1/2 or for a "rollover contribution" as defined in the Code.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from an IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences, if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under an IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   CONTRACTS PURCHASED UNDER CERTAIN NON-DEDUCTIBLE IRAS (ROTH IRAS)
   -----------------------------------------------------------------

  In general, you may make purchase payments of up to $2,000 each year for a new type of non-deductible IRA contract, known as a ROTH IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribution to a ROTH IRA. Also, the $2000 maximum for a ROTH IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $15,000.

  If you hold your ROTH IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract

     . after you reach age 59 1/2,

     . on your death or disability, or

     . to one of the following qualified first-time home purchasers, subject to a $10,000 lifetime maximum: you or your spouse, child, grandchild, or ancestor.

  The Code treats payments you receive from a ROTH IRA that do not qualify for the above tax free treatment as a return of the contributions you made first.
 However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You may make a tax-free rollover contribution from a non-ROTH IRA, unless

     . you have adjusted gross income over $100,000 or

     . you are a married taxpayer filing a separate return.

 The $2,000 ROTH IRA contribution limit does not apply to tax-free rollover contributions.

  You must, however, pay tax on any portion of the non-ROTH IRA being rolled over that represents income on a previously deductible IRA contribution. No similar limitations apply to rollovers from one ROTH IRA to another ROTH IRA.

   CONTRACTS PURCHASED UNDER SECTION 403(B) PLANS (TSA)
   ----------------------------------------------------

  Under these tax-sheltered annuity ("TSA") arrangements, public school systems and certain tax-exempt organizations can make premium payments into a contracts owned by their employees that are not taxable currently to the employee.

  The amount of such non-taxable contributions each year

     . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

     . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,000; and

     . is subject to certain other limits (described in Section 415 of the Code).

  When we make annuity payments from the contract, such payments are taxed to the employee or other payee under the same rules that apply to such payments under corporate plans (discussed below), except that five-year averaging and capital gain phase-out are not available.

  When we make payments from a TSA contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

  Moreover, the Code prohibits distributions from a TSA contract before the employee reaches age 59 1/2, except

     . on the employee's separation from service, death, or disability,

     . with respect to distributions of assets held under a TSA contract as of December 31, 1988,

     . transfers and exchanges to other products that qualify under Section
       403(b).

CONTRACTS PURCHASED FOR "CORPORATE" PLANS

  In general, an employer may deduct from its taxable income premium payments it makes under

     . a qualified pension or profit-sharing plan described in Section
       401(a) of the Code or

     . a qualified annuity plan described in Section 403(a) of the Code.

 Nor do the employees participating in the plan have to pay tax on such contributions when made.

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment.

  Certain special five-year income tax averaging provisions are available for total distributions made in 1999, but not after that. Other favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

   CONTRACTS PURCHASED FOR H.R. 10 (SELF-EMPLOYED) PLANS
   -----------------------------------------------------

  Self-employed persons, including partnerships, purchase contracts for tax qualified pension and profit-sharing plans that they establish for themselves and for their employees. The Code limits the maximum amount of premium payments that the self-employed person may deduct for federal income tax purposes each year. With respect to variable annuity contracts issued on the life of self-employed persons under such plans, the maximum generally is the lesser of

     . $30,000, or

     . 25% of "earned income" (as defined in the Code).

  Self-employed persons must also make premium payments for their employees (who have met certain eligibility requirements) at least at the same rate as they do for themselves.

  Tax qualified plans may permit self-employed persons and their employees to make additional premium payments themselves (which are not deductible) of up to 10% of earned income or compensation.

  When we make annuity payments under an H.R. 10 contract, the payee must pay federal income taxes under the same rules that apply to such payments under corporate plans (discussed above).

  The tax treatment of annuity payments is also the same as under corporate plans (discussed above); as, in most respects, is the tax treatment of single sum payments.

  The same rules discussed above that determine for corporate plans (a) when annuity payments must commence and (b) the 10% penalty tax on certain early distributions also apply to H.R. 10 plans.

   CONTRACTS PURCHASED FOR "TOP-HEAVY" PLANS
   -----------------------------------------

  Certain corporate and H.R. 10 plans may fall within Section 416 of the Code's definition of "top-heavy plans." This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

   TAX-FREE ROLLOVERS
   ------------------

  The discussion above covers certain fully or partially tax-free "rollovers" from a regular IRA to a ROTH IRA. You may also make a tax-free rollover from

     . a regular IRA to another regular IRA,

     . any tax-qualified plan to a regular IRA,

     . any tax-qualified plan to another tax-qualified plan of the same type
       (i.e. TSA to TSA, corporate plan to corporate plan, etc.)

  We do not have to withhold tax if you roll over your entire distribution and you request us to pay it directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

   SEE YOUR OWN TAX ADVISER
   ------------------------

  The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls.
 For further information you should consult a qualified tax adviser.

FURTHER INFORMATION ABOUT JHVLICO

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company, organized in 1979 under the laws of the Commonwealth of Massachusetts. JHVLICO commenced operations in 1980. Currently, JHVLICO writes variable and universal life insurance policies in all states except New York. JHVLICO is wholly-owned by John Hancock Mutual Life Insurance Company ("John Hancock"), a mutual life insurance company organized under the laws of Massachusetts in 1862. At December 31, 1998, JHVLICO had $ 62.6 billion of life insurance in force.

  JHVLICO markets its policies through

     . John Hancock's sales organization, which includes a proprietary sales force employed at John Hancock's own agencies and a network of independent general agencies, and

     . various unaffiliated broker-dealers and certain financial institutions with which John Hancock and JHVLICO have sales agreements.

  In 1993, JHVLICO acquired Colonial Penn Annuity and Life Insurance Company and rename it John Hancock Life Insurance Company of America. On March 5, 1998, John Hancock Life Insurance Company of America changed its name to Investors

Partner Life Insurance Company ("IPL"). At December 31, 1998, IPL's principal business consisted of a run-off of a block of single premium whole life insurance. More information about IPL is contained in Note 2 to JHVLICO's Financial Statements, beginning on page ___.

SELECTED FINANCIAL DATA

  You should read the following financial data for JHVLICO along with

     (1) "Management's Discussion and Analysis of Financial Condition and Results of Operations, immediately following this section, and

     (2) JHVLICO's financial statements and the notes to the financial statements, beginning on page ___.

  Past results do not necessarily indicate future results. The selected financial data and financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") ("statutory accounting practices."). See Note 1 to JHVLICO's financial statements, beginning on page ___, for additional information about the accounting practices.

                           SELECTED FINANCIAL DATA
                                        YEAR ENDED AT DECEMBER 31

                             --------------------------------------------------
                                 1998      1997      1996      1995      1994
                                              (IN MILLIONS)

SELECTED FINANCIAL DATA

INCOME STATEMENT DATA
       Premiums              $1,272.3    $872.7  $  820.6    $570.9    $430.5
       Net investment
    income                      122.8      89.7      76.1      62.1      57.6
       Other income, net        618.1     449.1     427.7      98.7     105.9
            TOTAL REVENUES   2,013.2    1,411.5   1,324.4     731.7     594.0
       Total benefits and
    expenses                  1,963.9   1,342.5   1,249.0     672.2     566.4
       Income tax expense        33.1      38.5      38.6      28.4      15.0
       Net realized capital
    gains (losses)              (0.6)     (3.0)     (1.5)       0.5       0.4
       Net gain                  15.6      27.5      35.3      31.6      13.0

BALANCE SHEET DATA
       Total assets          $8,599.0  $6,521.5  $4,567.8  $3,446.3  $2,626.9
       Total obligations      8,268.2   6,199.8   4,284.7   3,197.6   2,409.0
       Total stockholder's
    equity                      330.8     321.7     283.1     248.7     217.9


 MANAGEMENT'S DISCUSSION AND ANALYSIS

FINANCIAL CONDITION

  During the past fiscal year, JHVLICO's total assets grew primarily due to the growth in the total assets of the JHVLICO's separate accounts. Likewise, its total obligations grew. Total shareholder equity also grew during this period.
 The following chart shows the percentage of growth in total assets, total obligations and total shareholder equity for the last fiscal year:

                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------
                                                                     1998         1997
                                                                     ----         ----
                                                                       (IN MILLIONS)         % CHANGE
Total assets  -  JHVLICO                                            $ 8,599.0    $ 6,521.5      31.9%
-------------------------------------------------------------------------------------------------------
Total assets  -  JHVLICO separate accounts                          $ 6,595.2    $ 4,691.1      40.6%
-------------------------------------------------------------------------------------------------------
Total obligations - JHVLICO                                         $ 8,268.2    $ 6,199.8      33.4%
-------------------------------------------------------------------------------------------------------
Total obligations - JHVLICO separate accounts                       $ 6,589.4    $ 4,685.7      40.6%
-------------------------------------------------------------------------------------------------------
Total shareholder equity                                           $    330.8   $    321.7       2.8%
-------------------------------------------------------------------------------------------------------

                                          --------------------------




-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  JHVLICO has outstanding commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The corresponding amounts at December 31, 1997 were $168.6 million and $28.3 million, respectively. JHVLICO monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. Most of the commitments at December 31, 1998 expire in 1999.

RESERVES AND OBLIGATIONS

  JHVLICO's obligations consist primarily of aggregate reserves for life policies and annuity contracts. As of December 31, 1998, JHVLICO's general account reserves totaled $1,652.0 million and its separate account obligations totaled $6,589.4 million. As of December 31, 1997, the corresponding amounts were $1,124.3 million and $4,685.7 million, respectively. JHVLICO computes these liabilities in accordance with commonly accepted actuarial standards. Its actuarial assumptions are in accordance with, or more conservative than, those called for in state regulations. All reserves meet the requirements of Massachusetts insurance laws.

  Every year, JHVLICO performs reserve adequacy testing, usually during the fourth quarter. Intensive asset adequacy testing was performed in 1998 for the vast majority of reserves. During 1997, JHVLICO refined certain assumptions inherent in the calculation of reserves related to AIDS claims under individual life policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. During 1998, JHVLICO made no refinements to reserves.

  JHVLICO's investment reserves include the asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") required by the NAIC and state insurance regulatory authorities. The AVR stabilizes statutory surplus from non-interest related fluctuations in the market value of bonds, stocks, mortgage loans, real estate and other invested assets. The AVR generally captures realized and unrealized capital gains or losses on such assets, other than those resulting from interest rate changes.

  Each year, the amount of an insurer's AVR will fluctuate as the non-interest related capital gains and/ or losses are absorbed by the reserve. To adjust for such changes over time, an annual contribution must be made to the AVR equal to 20% of the difference between the AVR reserve objective (as determined annually according to the type and quality of an insurer's assets) and the actual AVR.

  JHVLICO includes the AVR in its obligations. Its AVR was $21.9 million at December 31, 1998, and $18.6 million as of December 31, 1997. During 1998, JHVLICO made a voluntary contribution of 0.7% million to the AVR. Such contributions may result in a slower rate of growth of, or a reduction to, shareholder equity. Changes in the AVR are accounted for as direct increases or decreases in shareholder equity. The impact of the AVR on JHVLICO's shareholder equity position will depend, in part, on JHVLICO's investment portfolio.

  The IMR captures realized capital gains and losses (net of taxes) on fixed income investments (primarily bonds and mortgage loans) resulting from changes in interest rate levels. JHVLICO does not reflect these amounts in its shareholder equity account in its capital account but amortizes them into net investment income over the estimated remaining lives of the investments disposed. At December 31, 1998 and December 31, 1997, JHVLICO's IMR balance was $10.7 million and $7.8 million, respectively. The impact of the IMR on JHVLICO's shareholder equity depends upon the amount of future interest related capital gains and losses on fixed income investments.

RESULTS OF OPERATIONS

   1998 COMPARED TO 1997
   ---------------------

  Net gains from operations, before net realized capital gains/losses, totaled $16.2 million in 1998, $14.3 million lower than in 1997. A net loss of $9.8 million in 1998 to the individual annuity line of business contributed significantly to this decrease in operating gain. First year commissions and taxes on sales of $340.0 million of corporate-owned life insurance further diminished the gain.

  During 1998, total revenues increased by 42.6% (or $601.7 million) to $2,013.2 million. Premium, net of premium ceded to reinsurers, increased by 45.8% (or $399.6 million) to $1,272.3 million. Net investment income increased by 36.9% (or $33.1 million) to $122.8 million. This increase is primarily due to a 47.8% (or $31.0 million) increase in gross income on long-term bonds, and a 27.8% (or $5.4 million) increase in gross income on commercial mortgages. The increases can both be attributed to an increased asset base. Other income increased by $169.0 million as a result of reserve adjustments on reinsurance ceded.

  During 1998, total benefits and expenses increased by 46.3% (or $621.4 million) to $1,963.9 million. Benefit payments and additions to reserves increased by 52.4% (or $571.4 million) to $1,661.6 million. This increase is largely the result of an increase in reserves of $297.4 million associated with the sale of corporate owned life insurance. Insurance expenses increased by 17.6% (or $41.0 million) to $274.2 million. This consists of a $27.3 million increase in commission expenses resulting from the sale of new and renewal business, and a $13.7 million increase in the expenses of providing services to policyholders.

   1997 COMPARED TO 1996
   ---------------------

  Net gain from operations totaled $30.5 million during 1997, $6.3 million lower than in 1996. The decrease in operating gain resulted largely from the implementation of a reinsurance agreement that ceded variable annuity business to John Hancock during 1996. The implementation of the agreement created a one-time gain in 1996, which did not recur in 1997.

  During 1997, total revenues increased by 6.6% (or $87.1 million) to $1,411.5 million. Premiums, net of premium ceded to reinsurers, increased by 6.3% (or $52.1 million) to $872.7 million. Net investment income increased by 17.9% (or $13.6 million) to $89.7 million during 1997. This increase resulted largely from a 10.1% (or $5.9 million) increase in gross income on long-term bonds and a 49.7% (or $5.4 million) increase in gross income on commercial mortgages. Both increases can be attributed to an increased asset base. Other income increased by $21.4 million as a result of reserve adjustments on reinsurance ceded and income from fees associated with separate accounts.

  During 1997, total benefits and expenses increased by 7.5% (or $93.5 million) to $1,342.5 million. Benefit payments and additions to reserves increased by 6.2% (or $64.0 million) to $1,090.2 million. Insurance expense increased by 13.5% (or $27.7 million) to $233.2 million. The insurance expense increase consists of an $18.3 million increase in commission expense resulting from the sale of new and renewal business, and a $9.4 million increase in the expense of providing service to policyholders.

   1996 COMPARED TO 1995
   ---------------------

  Net gain from operations totaled $36.8 million during 1996, $5.7 million higher than in 1995. Operating gain remained relatively stable even with the sales of a new variable annuity product introduced in early 1995, and the introduction of a new corporate-owned life insurance product in 1996. Premium income was offset, however, by credits to owners' accounts in the form of reserve increases. First year commissions on the new products also dampened the gain.

  During 1996, total revenues increased by 81.0% (or $592.7 million) to $1,324.4 million. Premiums, net of premium ceded to reinsurers, increased 43.7%

(or $249.7 million) to $820.6 million. The sale of corporate-owned life insurance accounted for $255.0 million of this increase. Net investment income increased by 22.5% (or $14.0 million) to $76.1 million due largely to a 39.0% (or $16.4 million) increase in gross income on long-term bonds. This increase on long-term bond income resulted from an increased asset base. Other income increased by $329.0 million due primarily to the increase in commission and expense allowances and reserve adjustments on reinsurance ceded.

  During 1996, total benefits and expenses increase by 85.8% (or $576.8 million) to $1,249.0 million. Benefit payments and additions to reserves increased by 107.0% (or $530.4 million) to $1,026.2 million. Insurance expenses increased by 25.5% (or $41.8 million) to $205.5 million. Commission expenses on new business sales contributed largely to the increase in insurance expenses.

LIQUIDITY AND CAPITAL RESOURCES

  JHVLICO's liquidity resources for the past two fiscal years were as follows

                                                                           YEAR ENDED DECEMBER 31,
                                                                           --------------------------
                                                                              1998          1997
                                                                              ----          ----
TYPE OF INVESTMENTS                                                             (IN MILLIONS)
  Cash and short-term investments                                          $  19.9      $143.2
-----------------------------------------------------------------------------------------------------
  Public bonds                                                             $461.9       $561.2
-----------------------------------------------------------------------------------------------------
  Investment-grade private placement bonds                                 $619.9       $461.7
-----------------------------------------------------------------------------------------------------



 In addition, JHVLICO's separate accounts are highly liquid and available to meet most outflow needs for variable life insurance.

  JHVLICO's management believes the liquidity resources above $1,101.7 million as of December 31, 1998, strongly position JHVLICO to meet all its obligations to policyholders and others. Funds provided by normal operations generally satisfy JHVLICO's financing needs. As of December 31, 1998, JHVLICO has a $61.9 million note payable to an affiliate. The interest is paid on a variable rate, and the principal is expected to be repaid by the end of the first quarter of 1999. As of December 31, 1997, JHVLICO had no outstanding borrowings.

  Total surplus, also know as stockholder's equity, plus the AVR, amounted to $352.7 million as of December 31, 1998, and $340.3 million as of December 31, 1997. The current statutory accounting treatment of taxes for deferred acquisition costs ("DAC taxes") currently results in a reduction to JHVLICO's surplus. This reduction will persist during periods of growth in new business.
 DAC taxes result from federal income tax law that approximates acquisition expenses, and then spreads the corresponding tax deduction over a period of years. As a result, the DAC tax is collected immediately and subsequently returned through tax deductions in later years.

  Since it began operations, JHVLICO has received a total of $381.8 million in capital contributions from John Hancock, of which $377.5 million is credited to paid-in capital and $2.5 million was credited to capital stock as of December 31, 1998 and 1997. In 1993, JHVLICO returned $1.8 million of capital to John Hancock. To support JHVLICO's operations, for the indefinite future, John Hancock will continue to make capital contributions, if necessary, to ensure that JHVLICO maintains shareholder's equity of at least $1.0 million.
JHVLICO's stockholder's equity, net of unassigned deficit, amounted to $330.8 million at December 31, 1998, and $321.7 million at December 31, 1997.

  In December, 1992, the NAIC approved risk-based capital ("RBC") standards for life insurance companies. It also approved a model act (the "RBC Model Act") to apply such standards at the state level. The RBC Model Act requires life insurers to submit an annual RBC report comparing the company's total adjusted capital (statutory surplus plus AVR, voluntary investment reserves, and one-half the apportioned dividend liability) with its risk-based capital as calculated by an RBC formula. The formula takes into account the risk characteristics of the company's investments and products. Insurance regulators use the formula as an early warning tool to identify possible weakly capitalized companies for purposes of initiating further regulatory action, not as a means to rank insurers. As of December 31, 1998, JHVLICO's total adjusted capital as defined by the NAIC was well in excess of the RBC standards.

REINSURANCE

  To reduce its exposure to large losses under its insurance policies, JHVLICO enters into reinsurance arrangements with its parent, John Hancock, and other non-affiliated insurance companies. For more information about JHVLICO's reinsurance arrangements, see Notes 5 and 7 of the Notes to Financial Statements.

SEPARATE ACCOUNTS

  State laws permit insurers to establish separate accounts in which hold assets backing certain policies or contracts, including variable life insurance policies and variable annuity contracts. The insurance company maintains the investments in each separate account apart from other separate accounts and the general account. The investment results of the separate account assets are passed through directly to the account's policyholders or contradictors. The insurance company derives certain fees from, but bears no investment risk on, these assets. Other than amounts derived from or otherwise attributable to JHVLICO's general account, assets of its separate accounts are not available to fund the liabilities of its general account.

COMPETITION

  The life insurance business is highly competitive. There are approximately 1,600 stock, mutual, and other types of insurers in the life and health insurance business in the United States. According to the July, 1998, issue of Best's Review Life/Health, JHVLICO ranks 109th in terms of individual direct ordinary life insurance net premiums written during 1997. JHVLICO's parent, John Hancock, ranks 9th.

  Best's Company Report, dated March 15, 1998, affirms JHVLICO's financial stability rating from A.M. Best Company, Inc. of A++u, its highest, based on the strength of its parent company and the capital guarantee discussed above. On May 15, 1998, A.M. Best placed John Hancock under review following the announcement of its plans to demutualize. Standard & Poor's Corporation and Duff & Phelps Credit Rating Company have assigned insurance claims-paying ability ratings to JHVLICO of AA+ and AAA, respectively, which place JHVLICO in the second highest and highest categories, respectively, by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa2, which is its third highest rating.

EMPLOYEES AND FACILITIES

  John Hancock provides JHVLICO with personnel, property, and facilities for the performance of certain of JHVLICO's corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998, 1997 and 1996 to reflect continuing changes in JHVLICO's operations. The amount of service fee charged to JHVLICO was $157.5 million, $123.6 million, and $111.7 million in 1998, 1997, and 1996, respectively.

  Approximately 1,100 of John Hancock's field office employees and agents are members of a labor union. The agreement with union employees and agents was ratified in June, 1996.

TRANSACTIONS WITH JOHN HANCOCK

  As indicated, property, personnel and facilities are provided, at a service fee, by John Hancock for purposes of JHVLICO's operations, and the two companies have entered into certain reinsurance arrangements. In addition, John Hancock has contributed all of JHVLICO's capital, of which $1.8 million of paid-in capital was returned to John Hancock during 1993. It is expected that arrangements and transactions such as the foregoing will continue in the future to an indeterminate extent. (See Notes 5 of the Notes to Financial Statements.)

  John Hancock receives no additional compensation for its services as underwriter and distributor of the Contracts issued by JHVLICO.

REGULATIONS

  JHVLICO complies with extensive state regulation in the jurisdictions in which it does business. This extensive state regulation along with proposals to adopt a federal regulatory framework may in the future adversely affect JHVLICO's ability to sustain adequate returns. JHVLICO's business also could be adversely affected by:

     (1) changes in state law relating to asset and reserve valuation requirements;

     (2) limitations on investments and risk-based capital requirements;
       and,

     (3) at the federal level, laws and regulations that may affect certain aspects of the insurance industry.

 States levy assessments against John Hancock companies as a result of participation in various types of state guaranty associations, state insurance pools for the uninsured or other arrangements.

  Regulators have discretionary authority, to limit or prohibit an insurer from issuing new business to policyholders if the regulators determine that

     (1) such insurer is not maintaining minimum statutory surplus or capital, or

     (2) further transaction of business would be hazardous to the policyholders.

 Based upon their current or anticipated levels if statutory surplus and the volume of their new sales, JHVLICO and its affiliates do not believe regulations will limit their issuance of new insurance business.

  Although the federal government does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal laws and regulations may significantly affect the insurance business by removing barriers preventing banks from engaging in the insurance business, limiting medical testing for insurability, changing the tax laws affecting the taxation of insurance companies and insurance products, and prohibiting the use of gender in determining insurance and pension rates and benefits. Such initiatives could impact the relative desirability of various personal investment vehicles.

DIRECTORS

  The directors and executive officers of JHVLICO are as follows:

NAME                                                           AGE  POSITION WITH JHVLICO        OTHER BUSINESS WITHIN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David D'Alessandro,                                            48   Chairman                     President and Chief Operating Offic

Director                                                                                         Hancock
------------------------------------------------------------------------------------------------------------------------------------

Michele G. Van Leer,                                           42   Vice Chairman & President    Senior Vice President, Life Product

Director                                                                                         Management, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Robert S. Paster,                                              47   Vice President               Second Vice President, Direct Distr

Director                                                                                         Hancock
------------------------------------------------------------------------------------------------------------------------------------

Joseph A. Tomlinson,                                           52   Vice President               Vice President, Annuity and Special

Director                                                                                         John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Robert R. Reitano,                                             50   Vice President               Vice President, Investment Policy &

Director                                                                                         John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Barbara L. Luddy,                                              47   Vice President & Actuary     Vice President, Financial Reporting

Director                                                                                         John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Ronald J. Bocage,                                                                                Vice President & Counsel, Insurance

Director                                                       53   Vice President & Counsel     Separate Account Products Division,

                                                                                                 Hancock
------------------------------------------------------------------------------------------------------------------------------------

Thomas J. Lee,                                                 45   Vice President               Vice President, Life Product System

Director                                                                                         Management, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Malcolm A. Cheung, Director                                    44   Vice President               Vice President, Retail and Group Li

                                                                                                 John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Daniel L. Ouellette                                            51   Vice President, Marketing    Senior Vice President, Retail Marke

------------------------------------------------------------------------------------------------------------------------------------

Edward P. Dowd                                                 56   Vice President, Investments  Senior Vice President, Real Estate
                                                                                                 Group, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Roger G. Nastou                                                57   Vice President, Investments  Vice President, Bond and Corporate
                                                                                                 John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Laura L. Mangan                                                37   Vice President & Secretary   Corporate Secretary, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Patrick F. Smith                                               57   Controller                   Senior Associate Controller, Contro

                                                                                                 Department, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Julie H. Indge                                                 46   Treasurer                    Financial Officer, Financial Sector

                                                                                                 John Hancock
------------------------------------------------------------------------------------------------------------------------------------


recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as micro-controllers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as micro-controllers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting JHVLICO, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information.
 However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which JHVLICO relies, would not have material adverse effect on John Hancock or JHVLICO. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, JHVLICO has numerous customers that hold its products. Nearly all products sold by JHVLICO contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of JHVLICO's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and JHVLICO depend.
 John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

 PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option. Total return at the Account level is the percentage change between

     . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

     . the value at the end of such period.

  At Account level, total return reflects adjustments for

     . the mortality and expense risk charges,

     . the administrative charge,

     . the annual contract fee, and

     . any withdrawal payable if the owner surrender his contract at the end of the relevant period.

 Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format except that it will not reflect any withdrawal charge.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. CURRENT YIELD refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  EFFECTIVE YIELD is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  We also advertise current yield for investments in the other variable investment options. For investments in these options, we calculate current yield by the following formula:




the annualization of the income earned
by a investment in the variable
investment option during a recent 30-day
period
               DIVIDED BY
the maximum offering price per unit of
 the variable investment option at the
end of such 30-day period
----------------------------------------


  In all cases, current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

 REPORTS

  At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trust.

 VOTING PRIVILEGES

  At meetings of the Trust's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 CERTAIN CHANGES

  We reserve the right, subject to applicable law, including any required shareholder approval,

     . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

     . to add or delete variable investment options,

     . to change the underlying investment vehicles,

     . to operate the Account in any form permitted by law, and

     . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

 DISTRIBUTION OF CONTRACTS

  John Hancock Funds, Inc. ("JHFI") acts as principal distributor of the contracts sold through this prospectus. JHFI is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 101 Huntington Avenue, Boston, Massachusetts 02199.

  You can purchase a contract through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO and whose representatives are authorized by applicable law to sell annuity products.
 We do not expect the compensation to such broker-dealers and financial institutions to exceed 7.0% of premium payments. We offer these contracts on a continuous basis, but neither JHVLICO nor JHFI is obligated to sell any particular amount of contracts. We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of these contracts. JHFI is a subsidiary John Hancock Mutual Life Insurance Company.

 AVAILABLE INFORMATION

  JHVLICO complies with the reporting requirements of the Securities Act of 1934. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  This prospectus omits certain information contained in the registration statement filed with the SEC. Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:



                              page of SAI


VARIATIONS IN CHARGES. . .
DISTRIBUTION. . . . . . . .
CALCULATION OF PERFORMANCE DATA
OTHER PERFORMANCE INFORMATION
CALCULATION OF ANNUITY PAYMENTS
ADDITIONAL INFORMATION ABOUT DETERMINING
 UNIT VALUES. . . . . . . .
PURCHASES AND  REDEMPTIONS OF FUND SHARES
THE ACCOUNT. . . . . . . .
DELAY OF CERTAIN PAYMENTS .
LIABILITY FOR TELEPHONE TRANSFERS
VOTING PRIVILEGES. . . . .
JHVLICO FINANCIAL STATEMENTS
SEPARATE ACCOUNT FINANCIAL STATEMENTS



 EXPERTS

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Variable Life Insurance Company and the Separate Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

   CONDENSED FINANCIAL INFORMATION FOR JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

  The following table provides selected data for each accumulation share throughout the period as follows:

  For contracts with initial premium payments of less than $250,000:

                                                                                                             PERIOD FROM
                                                                     YEAR ENDED         YEAR ENDED       AUGUST  29, 1996 TO
               NAME OF VARIABLE INVESTMENT OPTION                 DECEMBER 31, 1998  DECEMBER 31, 1997    DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------
V.A. INTERNATIONAL

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $11.03             $11.23                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $12.72             $11.03                $11.23
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    175,840             82,217                 1,150
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. SMALL CAP GROWTH

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $10.20            $  9.30                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $11.68             $10.20               $  9.30
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    258,922            135,012                 4,394
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. LARGE CAP GROWTH

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $10.55            $  9.35                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $11.99             $10.55               $  9.35
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    633,493            123,249                 5,866
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. CORE EQUITY

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $14.36             $11.13                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $18.22             $14.36                $11.13
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    703,630            259,402                 2,760
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. SOVEREIGN INVESTORS

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $13.68             $10.78                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $15.79             $13.68                $10.78
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                  1,123,202            457,510                 2,637
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. 500 INDEX

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $14.20             $11.10                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $18.01             $14.20                $11.10
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    756,187            400,829             13,253.77
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. BOND

------------------------------------------------------------------------------------------------------------------------------
Accumulation units value

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     $
                                                                                                     1
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $11.31                5.1                $10.00
                                                                                                     1
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $12.22             $11.31                $15.11
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    356,434             79,719                 1,170
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. STRATEGIC INCOME

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $11.78             $10.70                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $12.19             $11.78                $10.70
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    522,909            144,638                   188
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. MONEY MARKET

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .               $1.05              $1.02                 $1.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .               $1.08              $1.05                 $1.02
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                  7,219,761          4,783,240               100,008
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------

                                           YEAR ENDED         PERIOD FROM
  NAME OF VARIABLE INVESTMENT OPTION    DECEMBER 31, 1998  APRIL 30, 1997 TO
                                                           DECEMBER 31, 1997
-------------------------------------------------------------------------------
V.A. FINANCIAL INDUSTRIES

-------------------------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------------------------
  Beginning of period . . . . . . . .              $13.39              $10.00
-------------------------------------------------------------------------------
  End of period . . . . . . . . . . .              $14.36              $13.39
-------------------------------------------------------------------------------
Number of accumulation units
 outstanding                                    1,826,652             645,730
 at end of period . . . . .
-------------------------------------------------------------------------------

                                              PERIOD FROM
                                            COMMENCEMENT OF
                                            OPERATIONS  TO
   NAME OF VARIABLE INVESTMENT OPTION      DECEMBER 31, 1998
-------------------------------------------------------------
V.A. REGIONAL BANK

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .               $9.28
-------------------------------------------------------------
Number of accumulation units outstanding            932,895
 at end of period . . . . .
-------------------------------------------------------------
V.A. MID CAP GROWTH

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .              $10.90
-------------------------------------------------------------
Number of accumulation units outstanding             54,353
 at end of period . . . . .
-------------------------------------------------------------
V.A. LARGE CAP VALUE

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .              $12.99
-------------------------------------------------------------
Number of accumulation units outstanding            281,068
 at end of period . . . . .
-------------------------------------------------------------
V.A. HIGH YIELD BOND

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .               $8.88
-------------------------------------------------------------
Number of accumulation units outstanding            294,896
 at end of period . . . . .
-------------------------------------------------------------

  For contracts with initial premium payments of greater than $250,000:


                                                                        YEAR ENDED      YEAR ENDED DECEMBER
                NAME OF VARIABLE INVESTMENT OPTION                   DECEMBER 31, 1998       31, 1997
-----------------------------------------------------------------------------------------------------------
V.A. INTERNATIONAL

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $11.07             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $12.79             $11.07
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        10,519              6,738
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. SMALL CAP GROWTH

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $10.23             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $11.75             $10.23
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        58,818             44,095
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. LARGE CAP GROWTH

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $10.59             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $12.02             $10.59
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        39,844             48,828
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. CORE EQUITY

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $14.41             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $18.32             $14.41
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        49,598             34,004
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. SOVEREIGN INVESTORS

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $13.72             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $15.88             $13.72
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                       202,960             80,430
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. 500 INDEX

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $14.25             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $18.11             $14.25
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        59,369             24,242
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. BOND

-----------------------------------------------------------------------------------------------------------
Accumulation units value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $11.35             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $12.29             $11.35
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        46,646             21,295
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. STRATEGIC INCOME

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $11.82             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $12.26             $11.82
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        51,125             17,907
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. MONEY MARKET

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .               $1.05              $1.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .               $1.09              $1.05
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                       724,906            660,312
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------

                                          YEAR ENDED          PERIOD FROM
 NAME OF VARIABLE INVESTMENT OPTION    DECEMBER 31, 1998   APRIL 30, 1997 TO
                                                           DECEMBER 31, 1997
-------------------------------------------------------------------------------
V.A. FINANCIAL INDUSTRIES

-------------------------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------------------------
  Beginning of period  . . . . . . .              $13.41               $10.00
-------------------------------------------------------------------------------
  End of period  . . . . . . . . . .              $14.42               $13.41
-------------------------------------------------------------------------------
Number of accumulation units
 outstanding                                     149,851               73,106
 at end of period . . . . .
-------------------------------------------------------------------------------






                                              PERIOD FROM
                                            COMMENCEMENT OF
                                            OPERATIONS  TO
   NAME OF VARIABLE INVESTMENT OPTION      DECEMBER 31, 1998
-------------------------------------------------------------
V.A. REGIONAL BANK

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .               $9.29
-------------------------------------------------------------
Number of accumulation units outstanding            170,432
 at end of period . . . . .
-------------------------------------------------------------
V.A. MID CAP GROWTH

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .              $10.93
-------------------------------------------------------------
Number of accumulation units outstanding              2,143
 at end of period . . . . .
-------------------------------------------------------------
V.A. LARGE CAP VALUE

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .              $12.02
-------------------------------------------------------------
Number of accumulation units outstanding             39,844
 at end of period . . . . .
-------------------------------------------------------------
V.A. HIGH YIELD BOND

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .               $8.90
-------------------------------------------------------------
Number of accumulation units outstanding              4,428
 at end of period . . . . .
-------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION




                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS




                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:




                                                               1998      1997
                                                              -------  --------
                                                               (In millions)

Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====




NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:




                                                               1998     1997
                                                               ------  --------
                                                               (In millions)

Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====




Net unrealized capital (losses) gains and other adjustments consist of the following items:




                                                           1998         1997
                                                      ---------------  --------
                                                           (In millions)

Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:




                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)

U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========







             December 31, 1997
             -----------------

U.S. Treasury securities and obligations of
 U.S. government corporations and agencies $ 254.5 $ 0.2 $0.1 $ 254.6 Obligations of states and political
 subdivisions. . . . . . . . . . . . . . .       12.1    1.0   0.0        13.1
Debt securities issued by foreign
 governments . . . . . . . . . . . . . . .        0.2    0.0   0.0         0.2
Corporate securities . . . . . . . . . . .      712.7   43.9   2.7       753.9
Mortgage-backed securities . . . . . . . .      113.2    3.5   0.0       116.7
                                             --------  -----  ----    --------
  Total bonds  . . . . . . . . . . . . . .   $1,092.7  $48.6  $2.8    $1,138.5
                                             ========  =====  ====    ========




The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.




                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)

Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========




Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                                            -----
                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)



The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:




                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)

Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====




NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:




                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  -----------
                                               (In millions)

Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5




The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                APPENDIX A - DETAILS ABOUT OUR GUARANTEED PERIODS

 INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

  We back our obligations under the guarantee periods with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

  We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     . corporate bonds,

     . mortgages,

     . mortgage-backed and asset-backed securities, and

     . government and agency issues.

  We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

 GUARANTEED INTEREST RATES

  We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

     . receive your premium payment,

     . effectuate your transfer, or

     . renew your guarantee period.

  We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

 COMPUTATION OF MARKET VALUE ADJUSTMENT

  We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula
LOGO
:

  where,

     . G is the guaranteed rate in effect for the current guarantee period.

     . C is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

     . N is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

 SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT


Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           7%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period (n)           60 months
-------------------------------------------------------------------------------------

MARKET VALUE ADJUSTMENT:
LOGO


 Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $243.73 = $10,243.73

 SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           9%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            60 months
-------------------------------------------------------------------------------------


MARKET VALUE ADJUSTMENT:
LOGO


 Amount withdrawn or transferred (adjusted for money market adjustment): $10,000
- 666.42 = $9,333.58

 SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT


Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           7.75%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            60 months
-------------------------------------------------------------------------------------


MARKET VALUE ADJUSTMENT:
LOGO


 Amount withdrawn or transferred (adjusted for market value adjustment): $10,000
- 114.94  = $9,885.06

  ________________________________________________________________________

 *All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

  On January 1, 1996, you make a $5000 initial premium payment and we issue you a contract.
  On January 1, 1997, you make a $1000 premium payment
  On January 1, 1998, you make a $1000 premium payment.
  On January 1, 1999, the total value of your contract is $9000 because of good investment earnings.

  Now assume you make a partial withdrawal of $6000 (no tax withholding) on
    January 2, 1999. In this case, assuming no prior withdrawals, we would
    deduct a CDSL of $272.23.   We withdraw a total of $6272.23 from your
    contract.

  $6000.00   --  withdrawal request payable to you
  + 272.23  --  withdrawal charge payable to us
  ----------
  $6272.23   --   total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

  1.We FIRSt reduce your $5000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1997, 1998, and 1999. We withdraw the remaining $4910 from your contract.

  $5000
      -30   --  1997 contract fee payable to us
      -30   --  1998 contract fee payable to us
      -30   --  1999 contract fee payable to us
  -------
  $4910  --   amount of your initial premium payment we would consider to be withdrawn.

  Under the free withdrawal provision, we deduct 10% of the total value of your
    contract at the beginning of the contract year, or $900 (.10 x $9000).   We
    pay the $900 to you as  part of your withdrawal request, and we assess a
    withdrawal charge on the remaining balance of $4010.   Because you made the
    initial premium payment 3 years ago, the withdrawal charge percentage is 5%.
      We deduct the resulting $200.50 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

  $4910
    -900   --  free withdrawal amount (payable to you)
  ------
  $4010
    x .05
  -------
  $200.50   --  withdrawal charge on initial premium payment (payable to us)

  $4010.00
    -200.50
  ---------
   3809.50  --  part of withdrawal request payable to you

  2.We NEXT deem the entire amount of your 1997 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%.
      We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1997 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

  $1000
    x.05
   -----
      $50   --  withdrawal charge on 1997 premium payment (payable to us)

  $1000
    - 50
    ----
    $950  --  part of withdrawal request payable to you

  3.We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial premium payment, and $950 from your 1998 premium payment. Therefore, $340.50 is needed to reach $6000.

  $6000.00   --   total withdrawal amount requested
    -900.00   --   free withdrawal amount
  -3809.50   --   payment deemed from initial premium payment
    -950.00   --   payment deemed from 1997 premium payment
    -------
   $340.50   --   additional payment to you needed to reach $6000

  We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1998. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you   =      Withdrawal needed - [applicable withdrawal
    charge percentage times withdrawal needed]

  $340.50  =   x - [.06x]
  $340.50  = .94x

  $340.5
  ------
     0.94     =  x

   $362.23  =  x

   $362.23    --   deemed withdrawn from 1998 premium payment
  -$340.50   --   part of withdrawal request payable to you
  --------
     $21.73    --   withdrawal charge on 1998 premium deemed withdrawn (payable to us)

                           PROSPECTUS DATED MAY 1, 1999




                          PATRIOT VARIABLE ANNUITY
---------------------------------------------------------------------------


         a deferred combination fixed and variable annuity contract issued by

         JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY  ("JHVLICO")


    JOHN HANCOCK ANNUITY SERVICING OFFICE
------------------------------------------------
529 Main Street (X-4)   Phone:  1-800-824-0335
Charlestown, MA  02129  Fax:  1-617-886-2947
------------------------------------------------



  The contract enables you to earn (1) fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and (2) an investment-based return in the following variable investment options:

            VARIABLE INVESTMENT OPTION                               MANAGED BY
            --------------------------                               ----------
  V.A. Financial Industries. . . . . . . . . . .      John Hancock Advisers, Inc.
  V.A .Small Cap Growth . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  V.A. Mid Cap Growth . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  V.A. Large Cap Growth . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  V.A. Large Cap Value. . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  V.A. Core Equity. . . . . . . . . . . . . . . .     Independence Investment Associates, Inc.
  V.A. Sovereign Investors. . . . . . . . . . . .     John Hancock Advisers, Inc.
  V.A. Bond . . . . . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  V.A. Strategic Income . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  V.A. High Yield Bond. . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  V.A. Money Market . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  Managed . . . . . . . . . . . . . . . . . . . .     Independence Investment Associates, Inc.
  Equity Index. . . . . . . . . . . . . . . . . .     State Street Global Advisors
  Large Cap Value . . . . . . . . . . . . . . . .     T. Rowe Price Associates, Inc.
  Large Cap Growth. . . . . . . . . . . . . . . .     Independence Investment Associates, Inc.
  Mid Cap Value . . . . . . . . . . . . . . . . .     Neuberger Berman, LLC
  Mid Cap Growth. . . . . . . . . . . . . . . . .     Janus Capital Corporation
  Real Estate Equity. . . . . . . . . . . . . . .     Independence Investment Associates, Inc.
  Small/Mid Cap CORE. . . . . . . . . . . . . . .     Goldman Sachs Asset Management
  Small Cap Value . . . . . . . . . . . . . . . .     INVESCO Management & Research, Inc.
  Global Equity . . . . . . . . . . . . . . . . .     Scudder Kemper Investments, Inc.
  International Balanced. . . . . . . . . . . . .     Brinson Partners, Inc.
  International Equity Index. . . . . . . . . . .     Independence Investment Associates, Inc.
  International Opportunities. . . . . . . . . .      Rowe Price-Fleming International, Inc.
  Emerging Markets Equity . . . . . . . . . . . .     Montgomery Asset Management, LLC
  Short-Term Bond . . . . . . . . . . . . . . . .     Independence Investment Associates, Inc.
  Bond Index. . . . . . . . . . . . . . . . . . .     Mellon Bond Associates, LLP
                                                      J.P. Morgan Investment Management, Inc.

  Global Bond . . . . . . . . . . . . . . . . . .
  High Yield Bond . . . . . . . . . . . . . . . .     Wellington Management Company, LLP
-------------------------------------------------------------------------------------------------


  We may offer additional variable investment options in the future.

  For each variable investment option you select, we invest your money in the corresponding "Fund" of either the John Hancock Declaration Trust or the John Hancock Variable Series Trust I (together, "the Trusts"). Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). Each of the Trusts' "Funds" is a separately managed investment portfolio that has its own investment objective and strategies.
 Attached at the end of this prospectus is a prospectus for each Trust that contains detailed information about each Fund. Be sure to read the prospectuses for the Trusts before selecting any variable investment option.

  For amounts you don't wish to invest in a variable investment option, you can choose among several guarantee periods, each of which has its own guaranteed interest rate and expiration date. If you remove money from a guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

  The annuity described in this prospectus may be sold on a group basis. If you purchase the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "contract" as used in this prospectus should be interpreted as meaning the certificate issued to you under the group contract.

  ************************************************************************

  The SEC has not approved or disapproved the contracts, or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. They involve investment risks including the possible loss of principal.

  The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     . "CONDENSED FINANCIAL INFORMATION" follows the "Additional
       Information." This gives some basic information about the size and past performance of the variable investment options.

 The Trusts' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.




                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated May 1, 1999. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page __.
-------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                               PAGE

  Accumulation units...................................27
  Annuitant............................................10
  Annuity payments.....................................34
  Annuity period.......................................13
  Contract year........................................11
  Date of issue........................................11
  Date of maturity.....................................10
  Free withdrawal amount...............................16
  Funds................................................2
  Guarantee periods....................................cover
  Investment options...................................14
  Market value adjustment..............................12
  Premium payments.....................................10
  Surrender value......................................18
  Surrender............................................16
  Variable investment options..........................cover
  Withdrawal charge....................................16
  Withdrawal...........................................16

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state) or fees for any optional benefit riders that you select.

OWNER TRANSACTION EXPENSES AND ANNUAL CONTRACT FEE

     .Maximum Withdrawal Charge (as % of amount withdrawn) 6%
     .Annual Contract  Fee (applies only to contracts of less than $10,000) $30

ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE CONTRACT)




                                      LESS THAN     $250,000
                                       $250,000     OR MORE
--------------------------------------------------------------
  Mortality and Expense Risk Charge   0.90%       0.90%
--------------------------------------------------------------
  Administrative Services Charge      0.35%       0.10%
--------------------------------------------------------------
  Total Annual Contract Charge        1.25%       1.00%
--------------------------------------------------------------


                                               Initial Premium Payment

  These annual contract expenses don't apply to amounts held in the guarantee periods.

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)


  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund of each Trust and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures in the following chart for the Funds of the John Hancock Declaration Trust are expressed as percentages of each Fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees currently payable and the 1998 other operating expenses allocated to the John Hancock Declaration Trust.

                           MANAGEMENT    OTHER FUND    TOTAL FUND
       FUND NAME*              FEES      EXPENSES**    EXPENSES***
-------------------------------------------------------------------
V.A. Financial Industries  0.80%         0.12%        0.92%
-------------------------------------------------------------------
V.A. Small Cap Growth      0.75%         0.25%        1.00%
-------------------------------------------------------------------
V.A. Mid Cap Growth        0.75%         0.25%        1.00%
-------------------------------------------------------------------
V.A. Large Cap Growth      0.75%         0.25%        1.00%
-------------------------------------------------------------------
V.A. Large Cap Value       0.60%         0.25%        0.85%
-------------------------------------------------------------------
V.A. Core Equity . .       0.70%         0.25%        0.95%
-------------------------------------------------------------------
V.A. Sovereign Investors   0.60%         0.14%        0.74%
-------------------------------------------------------------------
V.A. Bond. . . . .         0.50%         0.25%        0.75%
-------------------------------------------------------------------
V.A. Strategic Income      0.60%         0.25%        0.85%
-------------------------------------------------------------------
V.A. Money Market.         0.50%         0.24%        0.74%
-------------------------------------------------------------------
V.A. High Yield Bond       0.60%         0.25%        0.85%
-------------------------------------------------------------------


  *The V.A. Small Cap Growth Fund was formerly the V.A. Emerging Growth Fund;
    V.A. Mid Cap Growth Fund was formerly the V.A. Special Opportunities Fund; the V.A. Large Cap Growth was formerly the V.A. Growth Fund; the V.A. Large Cap Value Fund was formerly the V.A. Growth & Income Fund; and the V.A. Core Equity Fund was formerly the V.A. Independence Equity Fund.

  ** The investment manager has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets. Without these limitations, other fund expenses for the V.A. Financial Industries, V.A. Small Cap Growth, V.A. Large Cap Growth, V.A. Core Equity, V.A. Sovereign Investors, V.A. Bond, V.A. Strategic Income, V.A. Money Market, V.A. Mid Cap Growth, V.A. Large Cap Value, V.A. High Yield Bond would have been
     0.12%, 0.88%, 0.58%, 0.25%, 0.14%, 0.84%, 0.33%, 0.24%, 3.48%, 0.43%, and
    0.55%, respectively.

   ***Total fund expenses, without these limitations,  for the V.A. Financial
    Industries, V.A. Small Cap Growth, V.A. Large Cap Growth, V.A. Core Equity, V.A. Sovereign Investors, V.A. Bond, V.A. Strategic Income, V.A. Money Market, V.A. Mid Cap Growth, V.A. Large Cap Value, V.A. High Yield Bond would have 0.92%, 1.63%, 1.33%, 0.95%, 0.74%, 1.34%, 0.93%, 0.74%,
    4.23%, 1.03%, and 1.15%, respectively. Other fund expenses and total fund expenses as a percentage of average net assets are expected to decrease as the net assets of the funds grow.

  The figures in the following chart for the Funds of the John Hancock Variable Series Trust I are expressed as percentages of each Fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for 1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                                                         TOTAL FUND      OTHER OPERATING
                                       INVESTMENT          OTHER         OPERATING          EXPENSES
             FUND NAME               MANAGEMENT FEE  OPERATING EXPENSES   EXPENSES    ABSENT REIMBURSEMENT*
             ---------               --------------  ------------------  ----------  -----------------------
------------------------------------------------------------------------------------------------------------
Managed. . . . . . . .                   0.32%             0.05%           0.37%              0.05%
------------------------------------------------------------------------------------------------------------
Equity Index. . . . . .                  0.14%             0.08%           0.22%              0.08%
------------------------------------------------------------------------------------------------------------
Large Cap Value . . . .                  0.74%             0.07%           0.81%              0.07%
------------------------------------------------------------------------------------------------------------
Large Cap Growth. . . .                  0.37%             0.05%           0.42%              0.05%
------------------------------------------------------------------------------------------------------------
Mid Cap Value. . . . .                   0.80%             0.05%           0.85%              0.05%
------------------------------------------------------------------------------------------------------------
Mid Cap Growth. . . . .                  0.85%             0.08%           0.93%              0.08%
------------------------------------------------------------------------------------------------------------
Real Estate Equity. . .                  0.60%             0.05%           0.65%              0.05%
------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE. . .                  0.80%             0.10%           0.90%              0.23%
------------------------------------------------------------------------------------------------------------
Small Cap Value . . . .                  0.80%             0.07%           0.87%              0.07%
------------------------------------------------------------------------------------------------------------
Global Equity. . . . .                   0.90%             0.10%           1.00%              0.50%
------------------------------------------------------------------------------------------------------------
International Balanced.                  0.85%             0.10%           0.95%              0.64%
------------------------------------------------------------------------------------------------------------
International Equity Index               0.17%             0.10%           0.27%              0.23%
------------------------------------------------------------------------------------------------------------
International Opportunities              0.87%             0.10%           0.97%              0.32%
------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                  1.30%             0.10%           1.40%              0.68%
------------------------------------------------------------------------------------------------------------
Short-Term Bond. . . .                   0.30%             0.05%           0.35%              0.05%
------------------------------------------------------------------------------------------------------------
Bond Index. . . . . . .                  0.15%             0.05%           0.20%              0.05%
------------------------------------------------------------------------------------------------------------
Global Bond** . . . . .                  0.69%             0.06%           0.75%              0.06%
------------------------------------------------------------------------------------------------------------
High Yield Bond. . . .                   0.65%             0.07%           0.72%              0.07%
------------------------------------------------------------------------------------------------------------

  * John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the Fund's average daily net assets.

  ** The Global Bond Fund was formerly the "Strategic Bond" Fund.

EXAMPLES*


  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets:




                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
V.A. Financial Industries             $76      $114      $153     $253
----------------------------------------------------------------------------
V.A. Small Cap Growth                 $77      $116      $158     $262
----------------------------------------------------------------------------
V.A. Mid Cap Growth                   $77      $116      $158     $262
----------------------------------------------------------------------------
V.A. Large Cap Growth                 $77      $116      $158     $262
----------------------------------------------------------------------------
V.A. Large Cap Value                  $76      $111      $150     $246
----------------------------------------------------------------------------
V.A. Core Equity                      $77      $114      $155     $256
----------------------------------------------------------------------------
V.A. Sovereign Investors              $75      $108      $144     $235
----------------------------------------------------------------------------
V.A. Bond                             $75      $108      $145     $236
----------------------------------------------------------------------------
V.A. Strategic Income                 $76      $111      $150     $246
----------------------------------------------------------------------------
V.A. High Yield Bond                  $76      $111      $150     $246
----------------------------------------------------------------------------
V.A. Money Market                     $75      $108      $144     $235
----------------------------------------------------------------------------
Managed                               $71      $  96     $125     $194
----------------------------------------------------------------------------
Equity Index                          $70      $  96     $124     $192
----------------------------------------------------------------------------
Large Cap Value                       $76      $114      $153     $253
----------------------------------------------------------------------------
Large Cap Growth                      $71      $  98     $127     $200
----------------------------------------------------------------------------
Mid Cap Value                         $77      $115      $156     $257
----------------------------------------------------------------------------
Mid Cap Growth                        $78      $119      $163     $272
----------------------------------------------------------------------------
Real Estate Equity                    $74      $107      $142     $230
----------------------------------------------------------------------------
Small/Mid Cap CORE                    $78      $117      $160     $267
----------------------------------------------------------------------------
Small Cap Value                       $78      $117      $160     $267
----------------------------------------------------------------------------
Global Equity                         $79      $120      $165     $277
----------------------------------------------------------------------------
International Balanced                $78      $119      $163     $272
----------------------------------------------------------------------------
International Equity Index            $73      $103      $135     $216
----------------------------------------------------------------------------
International Opportunities           $79      $120      $165     $277
----------------------------------------------------------------------------
Emerging Markets Equity               $83      $132      $185     $316
----------------------------------------------------------------------------
Short-Term Bond                       $72      $102      $133     $213
----------------------------------------------------------------------------
Bond Index                            $71      $  98     $127     $199
----------------------------------------------------------------------------
Global Bond                           $77      $114      $155     $256
----------------------------------------------------------------------------
High Yield Bond                       $76      $113      $152     $251
----------------------------------------------------------------------------

  If you commence receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming 5% annual return on assets.




                             1 YEAR   3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------
V.A. Financial Industries    $22      $69      $118     $253
------------------------------------------------------------------
V.A. Small Cap Growth        $23      $71      $122     $262
------------------------------------------------------------------
V.A. Mid Cap Growth          $23      $71      $122     $262
------------------------------------------------------------------
V.A. Large Cap Growth        $23      $71      $122     $262
------------------------------------------------------------------
V.A. Large Cap Value         $22      $67      $114     $246
------------------------------------------------------------------
V.A. Core Equity             $23      $70      $119     $256
------------------------------------------------------------------
V.A. Sovereign Investors     $21      $63      $109     $235
------------------------------------------------------------------
V.A. Bond                    $21      $64      $109     $236
------------------------------------------------------------------
V.A. Strategic Income        $22      $67      $114     $246
------------------------------------------------------------------
V.A. High Yield Bond         $22      $67      $114     $246
------------------------------------------------------------------
V.A. Money Market            $21      $63      $109     $235
------------------------------------------------------------------
Managed                      $17      $52      $89      $194
------------------------------------------------------------------
Equity Index                 $16      $51      $88      $192
------------------------------------------------------------------
Large Cap Value              $22      $69      $118     $253
------------------------------------------------------------------
Large Cap Growth             $17      $53      $92      $200
------------------------------------------------------------------
Mid Cap Value                $23      $70      $120     $257
------------------------------------------------------------------
Mid Cap Growth               $24      $74      $127     $272
------------------------------------------------------------------
Real Estate Equity           $20      $62      $106     $230
------------------------------------------------------------------
Small/Mid Cap CORE           $24      $73      $125     $267
------------------------------------------------------------------
Small Cap Value              $24      $73      $125     $267
------------------------------------------------------------------
Global Equity                $25      $76      $130     $277
------------------------------------------------------------------
International Balanced       $24      $74      $127     $272
------------------------------------------------------------------
International Equity Index   $19      $58      $100     $216
------------------------------------------------------------------
International Opportunities  $25      $76      $130     $277
------------------------------------------------------------------
Emerging Markets Equity      $29      $88      $149     $316
------------------------------------------------------------------
Short-Term Bond              $18      $57      $98      $213
------------------------------------------------------------------
Bond Index                   $17      $53      $91      $199
------------------------------------------------------------------
Global Bond                  $23      $70      $119     $256
------------------------------------------------------------------
High Yield Bond              $22      $68      $117     $251
------------------------------------------------------------------


  * THESE EXAMPLES DO NOT INCLUDE ANY APPLICABLE PREMIUM TAXES OR ANY FEES FOR OPTIONAL BENEFIT RIDERS. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES; ACTUAL CHARGES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. THE EXAMPLES ASSUME FUND EXPENSES AT RATES SET FORTH ABOVE FOR 1998, AFTER REIMBURSEMENTS. THE ANNUAL CONTRACT FEE HAS BEEN INCLUDED AS AN ANNUAL PERCENTAGE OF ASSETS.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                             PAGES TO SEE
  --------                                             ------------

What is the contract?. . . . . . . . . . . . . . . .

Who owns the contract?. . . . . . . . . . . . . . .

Is the owner also the annuitant?. . . . . . . . . .

How can I invest money in a contract?. . . . . . . .

How will the value of my investment in the contract change over time?

What annuity benefits does the contract provide?. .

What are the tax consequences of owning a contract?.

Can I change my contract's investment options?. . .

What fees and charges will be deducted from my contract?

How can I withdraw money from my contract?. . . . .

What happens if the annuitant dies before my contract's date of maturity?

 WHAT IS THE CONTRACT?

  The contract is a "deferred payment variable annuity contract." An annuity contract provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a deferred payment contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a variable annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

 WHO OWNS THE CONTRACT?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner.
 However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

 IS THE OWNER ALSO THE ANNUITANT?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime.
 In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

 HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

  We call the investments you make in your contract "premiums" or "premium payments." In general, you need at least a $1,000 initial premium payment to purchase a contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $500. If you deposit money directly from your bank account, your subsequent premium payments can be as small as $100.

APPLYING FOR A CONTRACT

  An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  In certain situations, we will issue a contract upon receiving the order from your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

  We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

LIMITS ON PREMIUM PAYMENTS

  You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time until the annuitant reaches age 84 1/2.
 However,

                                                                            YOU MAY NOT MAKE ANY
                   IF YOUR CONTRACT IS USED TO FUND                      PREMIUM PAYMENTS AFTER THE
                                                                            ANNUITANT REACHES AGE
------------------------------------------------------------------------------------------------------
  a "tax qualified plan"*                                                70 1/2**
------------------------------------------------------------------------------------------------------
  a non-tax qualified plan                                               84
                                                                         1/2
------------------------------------------------------------------------------------------------------

           * as that term is used in "Tax Information," beginning on page__. ** except for a ROTH IRA, which has no age limit.

  We will not issue a contract if the proposed annuitant is older than age 84. We may waive any of these limits, however.

WAYS TO MAKE PREMIUM PAYMENTS

  Premium payments made by check or money order must be:

     . drawn on a U.S. bank,

     . drawn in U.S. dollars, and

     . made payable to "John Hancock."

  Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at one of the addresses shown on page 1 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

PREMIUM PAYMENTS BY WIRE

  If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

  If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

     . issue a contract;

     . accept premium payments;  or

     . allow other transactions.

  After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

  Prior to a contract's date of maturity, the amount you've invested in any VARIABLE INVESTMENT OPTION will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

  Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table on page __.
 However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option.
 We describe these charges under "What charges will be deducted from my contract?" beginning on page __.

  The amount you've invested in a GUARANTEE PERIOD will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. We currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

  However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page __.

  At any time before the date of maturity, your "TOTAL VALUE OF YOUR CONTRACT" equals

     . the total amount you invested,

     . minus all charges we deduct,

     . minus all withdrawals you have made,

     . plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

     . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

     . plus the interest we credit to any of your contract's value while it is in a guarantee period.

 WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

  If your contract is still in effect on its date of maturity, it enters what is called the "annuity period". During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity.
 Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page __, for information about all of these choices you can make.

 WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

     . partial withdrawal

     . full withdrawal ("surrender")

     . payment of death benefit proceeds as a single sum upon the annuitant's death

     . periodic payments under one of our annuity payment options

 How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as

     . the type of the distribution

     . when the distribution is made

     . the nature of any tax qualified retirement plan for which the contract is being used

     . the circumstances under which the payments are made

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

 CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

ALLOCATION OF PREMIUM PAYMENTS

  When you apply for your contract, you specify the variable investment options or guarantee periods (together, your "investment options") in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time.

Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

TRANSFERRING YOUR ASSETS

  Up to 12 times during each year of your contract, you may transfer

     . all or part of the assets held in one VARIABLE INVESTMENT OPTION to any other available variable investment option or guarantee period, or

     . all or part of the assets held in one GUARANTEE PERIOD to any other available guarantee period or variable investment option.

 Transfers under our dollar cost averaging program do not count toward the 12 you are allowed each year. However, you may not

     . transfer assets within 30 days prior to the contract's date of maturity,

     . transfer more than $1,000,000 in a contract year from any one variable investment option or guarantee period, without our prior approval,

     . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

     . make any transfers, during the annuity period, to or from a fixed investment option, or

     . make any transfer during the annuity period that would result in more than four investment options being used at once.

PROCEDURE FOR TRANSFERRING YOUR ASSETS

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the one of the locations shown on page
1.  Your request should include

     . your name,

     . daytime telephone number,

     . contract number,

     . the names of the investment options being transferred to and from each, and

     . the amount of each transfer.

 The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

TELEPHONE TRANSFERS

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

 WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

MORTALITY AND EXPENSE RISK CHARGE

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 0.90% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.)

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

ADMINISTRATIVE SERVICES CHARGE

  We deduct a daily charge for administrative and clerical services that the contracts require us to provide.

  On an annual basis, this charge equals 0.35% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.) However, if your initial premium payment was more than $250,000, we reduce the charge to 0.10%.

ANNUAL CONTRACT FEE

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to $50.

PREMIUM TAXES

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain states assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made and that's actually what we do in South Dakota and Kentucky. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit (or times the premium payment, in South Dakota and Kentucky).

WITHDRAWAL CHARGE

  If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

  Here's how we determine the charge:  In any contract year, you may withdraw up
  ----------------------------------
to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the "free withdrawal amount." However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

YEARS FROM DATE OF PREMIUM PAYMENT TO
   DATE OF SURRENDER OR WITHDRAWAL       WITHDRAWAL CHARGE*
-------------------------------------    ------------------
------------------------------------------------------------
  7 or more . . . . . . . . . . . . .     0%
------------------------------------------------------------
  6 but less than 7 . . . . . . . . .     2%
------------------------------------------------------------
  5 but less than 6 . . . . . . . . .     3%
------------------------------------------------------------
  4 but less than 5 . . . . . . . . .     4%
------------------------------------------------------------
  3 but less than 4 . . . . . . . . .     5%
------------------------------------------------------------
  2 but less than 3 . . . . . . . . .     5%
------------------------------------------------------------
  less than 2 . . . . . . . . . . . .     6%
------------------------------------------------------------


  * AS A PERCENTAGE OF THE AMOUNT OF SUCH PREMIUM THAT WE CONSIDER TO HAVE BEEN WITHDRAWN (INCLUDING THE WITHDRAWAL CHARGE), AS EXPLAINED IN THE TEXT IMMEDIATELY BELOW.


  Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

  The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

  Here's how we deduct the withdrawal charge:  We deduct the withdrawal charge
  ------------------------------------------
proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the V.A. Growth option and 40% from the V.A. Money Market option, then we will deduct 60% of the withdrawal charge from the V.A. Growth option and 40% from the V.A. Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each.
 If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

  When withdrawal charges don't apply:  We don't assess a withdrawal charge in
  -----------------------------------
the following situations:

     . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

     . on certain withdrawals if you have elected the nursing home rider that waives the withdrawal charge; and

     . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

  How an MVA affects the withdrawal charge:  If you make a withdrawal from a
  ----------------------------------------
guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much less. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much more.

OTHER CHARGES

  We offer, subject to state availability, three optional benefit riders. We charge a separate monthly charge for each rider selected. At the beginning of each month, we charge an amount equal to 1/12/th/ of the following annual percentages:


Stepped up death benefit*                                                0.15% of total value of your contract
--------------------------------------------------------------------------------------------------------------------
Accidental death benefit                                                 0.10% of total value of your contract
--------------------------------------------------------------------------------------------------------------------
                                                                         0.05% of premiums made within the past
Nursing home waiver                                                      seven years and not yet deemed withdrawn
                                                                         for withdrawal charge purposes
--------------------------------------------------------------------------------------------------------------------

          *Some people refer to this benefit as the "enhanced stepped-up death benefit"

  We deduct the charge proportionally from each of your investment options, based on your value in each.

 HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     . make a partial withdrawal of the surrender value.

  The "surrender value" of a contract is the total value of a contract, after any market value adjustment, MINUS the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page __. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

     . for an amount less than $100, or

     . if the remaining total value of your contract would be less than $1,000.

 If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

NURSING HOME WAIVER OF WITHDRAWAL CHARGE

  If your state permits, you may purchase an optional nursing home waiver of withdrawal charge rider when you apply for a contract. Under this rider, we will waive withdrawal charge on any withdrawals, provided all the following conditions apply:

     . you become confined to a nursing home beginning at least 90 days after we issue your contract.

     . you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

     . we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

     . your confinement is prescribed by a doctor and medically necessary.

 You may not purchase this rider if (1) you are older than 75 years at application or (2) if you were confined to a nursing home within the past two years.

  For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

SYSTEMATIC WITHDRAWAL PLAN

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my contract change over time?" beginning on page __, and "What fees and charges will be deducted from my contract?" beginning on page __. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

     . you may elect the plan only if the total value of your contract equals $15,000 or more.

     . the amount of each systematic withdrawal must equal at least $100.

     . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

     . you may cancel the plan at any time.

     . we reserve the right to modify the terms or conditions of the plan at any time without prior notice.

DOLLAR COST AVERAGING PROGRAM

  You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar cost averaging program:

     . you may elect the program only if the total value of your contract equals $15,000 or more.

     . the amount of each transfer must equal at least $250.

     . you may change your dollar cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

     . you may discontinue the program at any time.

     . the program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

     . automatic transfers to or from guarantee periods are not permitted.

     . we reserve the right to terminate the program at any time.

 WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

STANDARD DEATH BENEFIT

  If the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit rider.
 The standard death benefit is the greater of:

     . the total value of your contract, adjusted by any then-applicable market value adjustment, or

     . the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

 We calculate the death benefit value as of the day we receive, at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page __.

ENHANCED DEATH BENEFIT RIDERS

  "Stepped-up" death benefit rider: If you are under age 80 when you apply for
   --------------------------------
your contract, you may elect to enhance the standard death benefit by purchasing a stepped-up death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of:

     . the standard death benefit (described above) or

     . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

 For these purposes, however, we count only those contract anniversaries that occur BEFORE (1) we receive proof of death and any required settlement instructions and (2) the anniversary of the contract nearest the annuitant's 81st birthday.

  You may elect this rider ONLY when you apply for the contract and ONLY if this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page __ under "What fees and charges will I pay for my contract?" For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

  Accidental death benefit rider: If you are under age 80 when you apply for
  ------------------------------
your contract, you may elect to purchase an accidental death benefit rider. In addition to any other death benefit, this rider provides a benefit upon the accidental death of the annuitant prior to the earlier of:

     . the contract's date of maturity, and

     . the annuitant's 80/th/ birthday.

  Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  You may elect this rider ONLY when you apply for the contract. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page __ under "What fees and charges will I pay for my contract?" For a complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy upon request. Not all states allow this benefit.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages __ through ___.

  CONTENTS OF THIS SECTION                              PAGES TO SEE

  Description of JHVLICO . . . . . . . . . . . . . .

  Who should purchase a contract . . . . . . . . . .

  How we support the variable investment options . .

  How we support the guarantee periods . . . . . . .

  How the guarantee periods work . . . . . . . . . .

  The accumulation period. . . . . . . . . . . . . .

  Payment of death benefits. . . . . . . . . . . . .

  The annuity period . . . . . . . . . . . . . . . .

  Variable investment option valuation procedures. .

  Distribution requirements following death of owner

  Miscellaneous provisions . . . . . . . . . . . . .

  Tax information. . . . . . . . . . . . . . . . . .

  Performance information. . . . . . . . . . . . . .

  Reports. . . . . . . . . . . . . . . . . . . . . .

  Voting privileges. . . . . . . . . . . . . . . . .

  Certain changes. . . . . . . . . . . . . . . . . .

  Distribution of contracts. . . . . . . . . . . . .

  Impact of the year 2000 issue. . . . . . . . . . .

  Registration statement . . . . . . . . . . . . . .

  Experts. . . . . . . . . . . . . . . . . . . . . .

  Appendix A - Details About Our Guarantee Periods.

  Appendix B - Examples of Withdrawal Charge Calculation

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company organized, in 1979, under the
laws of the Commonwealth of Massachusetts.   We have authority to transact
business in all states, except New York. We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a mutual life insurance company organized in Massachusetts in 1862. Both companies are headquartered in Boston, Massachusetts.

  A major financial services provider, John Hancock had more than $67.1 billion of assets as of December 31, 1998. As JHVLICO's parent, John Hancock will from time to time make capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connections with its business and to ensure that it maintains a positive net worth.

 WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also designed the contracts for purchase under:

     . pension and profit-sharing plans qualified under Section 401(c) of the Code, known as H.R. 10 Plans;

     . pension or profit-sharing plans qualified under sections 401(a) or 403(a) of the Code, known as "corporate plans";

     . plans qualified under Section 401(k) of the Code;

     . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;
        and

     . individual retirement annuity ("IRA") plans satisfying the requirements of Section 408 of the Code.

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

  To accommodate "employer-related" plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

 HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account JF (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trusts' shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

 HOW WE SUPPORT THE GUARANTEE PERIODS

  All of JHVLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

 HOW THE GUARANTEE PERIODS WORK

  Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its accumulated value to the Money Market option under your contract, unless you elect to:

     . withdraw all or a portion of any such amount from the contract,

     . allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

     . allocate all or a portion of such amount to one or more of the variable investment options.

  You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

  We currently make available guarantee periods with durations up to ten years. You may not select a guarantee period if it extends beyond your contract's date of maturity. We reserve the right to add or delete guarantee periods from those that are available at any time for new allocations.

GUARANTEED INTEREST RATES

  Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.




 We make the final determination of guaranteed rates
to be declared.  We cannot predict or assure the
level of any future guaranteed rates.
-----------------------------------------------------



  You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time by calling the John Hancock Annuity Servicing Office at the telephone number on page 1.

CALCULATION OF MARKET VALUE ADJUSTMENT ("MVA")

  If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     . death benefits pursuant to your contract,

     . amounts you apply to an annuity option, and

     . amounts paid in a single sum in lieu of an annuity.

  The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract. Here is how the MVA works:




 We compare
     . the guaranteed rate of the guarantee period from which the assets are being taken WITH
     .the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on guarantee period from which the assets are being taken.
 If the first rate exceeds the second by more than
1/2 %, the market value adjustment produces an increase in your contract's value.
 If the first rate does not exceed the second by at least 1/2 %, the market value adjustment produces a decrease in your contract's value.
--------------------------------------------------------------------------



  For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

  The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

 THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

  Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option.
 Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:




dollar amount of transaction
                   DIVIDED BY
value of one accumulation unit for the applicable
variable investment option at the time of such
transaction
-------------------------------------------------


  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:




number of accumulation units in the
variable investment options
                TIMES
value of one accumulation unit for the
applicable variable investment option
at that time
--------------------------------------


YOUR VALUE IN THE GUARANTEE PERIODS

  On any date, the total value of your contract in a guarantee period equals:

     . the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

     . the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

     . the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

     . the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

     . the amount of any charges and fees deducted from that guarantee period, PLUS

     . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

 THE ANNUITY PERIOD

DATE OF MATURITY

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

     . at least 6 months after the date the first premium payment is applied to your contract and

     . no later than the maximum age specified in your contract (normally age 95).

  Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however.
 Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page __.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (directing all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

  We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page __ below).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

     . you have not made an election prior to the annuitant's death;

     . the beneficiary is entitled to payment of a death benefit of at least
       $5,000 in a single sum; and

     . the beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

     . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   ASSUMED INVESTMENT RATE
   -----------------------

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.
 We then multiply the result by the greater of

     . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

     . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives.
 If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

  OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

  OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

  With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available:

     . Option A:  "life annuity with 5 years guaranteed" and

     . Option B: "life annuity without further payment on the death of payee."

 VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

 DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.




 IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:
     .if the contract's designated beneficiary is your
       surviving spouse, your spouse may continue the contract
       in force as the owner.
     .if the beneficiary is not your surviving spouse OR if
       the beneficiary is your surviving spouse but chooses not
       to continue the contract, the entire interest (as
       discussed below) in the contract on the date of your
       death must be:
     (1) paid out in full within five years of your death or
     (2)
       applied in full towards the purchase of a life annuity
       on the beneficiary with payments commencing within one
       year of your death
  If you are the annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the annuitant, the entire interest equals
     .the surrender value if paid out in full within five
       years of your death, or
     .
       the total value of your contract applied in full towards
       the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN
     .any remaining amount that we owe must be paid out at
       least as rapidly as under the method of making annuity payments that is then in use.
-------------------------------------------------------------------

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

 MISCELLANEOUS PROVISIONS

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary.
 You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

     . the rights of any assignees of record,

     .  any action taken prior to receipt of the notice, and

     . certain other conditions.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

 TAX INFORMATION

OUR INCOME TAXES

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.
 Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

   UNDISTRIBUTED GAINS
   -------------------

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   ANNUITY PAYMENTS
   ----------------

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   SURRENDERS AND WITHDRAWALS BEFORE DATE OF MATURITY
   --------------------------------------------------

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   PENALTY FOR PREMATURE WITHDRAWALS
   ---------------------------------

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

DIVERSIFICATION REQUIREMENTS

  Each of the Funds of the Trusts intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the Fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of Fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN

  We have no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

   WITHHOLDING ON ROLLOVER DISTRIBUTIONS
   -------------------------------------

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it indirectly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

   CONTRACTS PURCHASED AS INDIVIDUAL RETIREMENT ANNUITIES (IRAS)
   -------------------------------------------------------------

  An individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to take a federal income tax deduction of up to $2,000 per year for contributions to the IRA. (You can never, however, deduct more than 100% of your compensation includable in your gross income for the year.) You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally deduct up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  If you or your spouse is an active participant in an employer-sponsored retirement plan, you may make deductible premium payment only if your adjusted gross incomes do not exceed certain amounts. You can still contribute the full $2000 for each of you and your spouse, however, even though they are not deductible. Nor can you take a deduction for premium payments made in or after the taxable year in which you attain age 70 1/2 or for a "rollover contribution" as defined in the Code.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from an IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences, if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under an IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   CONTRACTS PURCHASED UNDER CERTAIN NON-DEDUCTIBLE IRAS (ROTH IRAS)
   -----------------------------------------------------------------

  In general, you may make purchase payments of up to $2,000 each year for a new type of non-deductible IRA contract, known as a ROTH IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribution to a ROTH IRA. Also, the $2000 maximum for a ROTH IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $15,000.

  If you hold your ROTH IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract

     . after you reach age 59 1/2,

     . on your death or disability, or

     . to one of the following qualified first-time home purchasers, subject to a $10,000 lifetime maximum: you or your spouse, child, grandchild, or ancestor.

  The Code treats payments you receive from a ROTH IRA that do not qualify for the above tax free treatment as a return of the contributions you made first.
 However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You may make a tax-free rollover contribution from a non-ROTH IRA, unless

     . you have adjusted gross income over $100,000 or

     . you are a married taxpayer filing a separate return.

 The $2,000 ROTH IRA contribution limit does not apply to tax-free rollover contributions.

  You must, however, pay tax on any portion of the non-ROTH IRA being rolled over that represents income on a previously deductible IRA contribution. No similar limitations apply to rollovers from one ROTH IRA to another ROTH IRA.

   CONTRACTS PURCHASED UNDER SECTION 403(B) PLANS (TSA)
   ----------------------------------------------------

  Under these tax-sheltered annuity ("TSA") arrangements, public school systems and certain tax-exempt organizations can make premium payments into a contracts owned by their employees that are not taxable currently to the employee.

  The amount of such non-taxable contributions each year

     . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

     . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $9,500; and

     . is subject to certain other limits (described in Section 415 of the Code).

  When we make annuity payments from the contract, such payments are taxed to the employee or other payee under the same rules that apply to such payments under corporate plans (discussed below), except that five-year averaging and capital gain phase-out are not available.

  When we make payments from a TSA contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

  Moreover, the Code prohibits distributions from a TSA contract before the employee reaches age 59 1/2, except

     . on the employee's separation from service, death, or disability,

     . with respect to distributions of assets held under a TSA contract as of December 31, 1988,

     . transfers and exchanges to other products that qualify under Section
       403(b).

   CONTRACTS PURCHASED FOR "CORPORATE" PLANS
   -----------------------------------------

  In general, an employer may deduct from its taxable income premium payments it makes under

     . a qualified pension or profit-sharing plan described in Section
       401(a) of the Code or

     . a qualified annuity plan described in Section 403(a) of the Code.

 Nor do the employees participating in the plan have to pay tax on such contributions when made.

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment.

  Certain special five-year income tax averaging provisions are available for total distributions made in 1999, but not after that. Other favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

   CONTRACTS PURCHASED FOR H.R. 10 (SELF-EMPLOYED) PLANS
   -----------------------------------------------------

  Self-employed persons, including partnerships, purchase contracts for tax qualified pension and profit-sharing plans that they establish for themselves and for their employees. The Code limits the maximum amount of premium payments that the self-employed person may deduct for federal income tax purposes each year. With respect to variable annuity contracts issued on the life of self-employed persons under such plans, the maximum generally is the lesser of

     . $30,000, or

     . 25% of "earned income" (as defined in the Code).

  Self-employed persons must also make premium payments for their employees (who have met certain eligibility requirements) at least at the same rate as they do for themselves.

  Tax qualified plans may permit self-employed persons and their employees to make additional premium payments themselves (which are not deductible) of up to 10% of earned income or compensation.

  When we make annuity payments under an H.R. 10 contract, the payee must pay federal income taxes under the same rules that apply to such payments under corporate plans (discussed above).

  The tax treatment of annuity payments is also the same as under corporate plans (discussed above); as, in most respects, is the tax treatment of single sum payments.

  The same rules discussed above that determine n for corporate plans (a) when annuity payments must commence and (b) the 10% penalty tax on certain early distributions also apply to H.R. 10 plans.

   CONTRACTS PURCHASED FOR "TOP-HEAVY" PLANS
   -----------------------------------------

  Certain corporate and H.R. 10 plans may fall within Section 416 of the Code's definition of "top-heavy plans." This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

   TAX-FREE ROLLOVERS
   ------------------

  The discussion above covers certain fully or partially tax-free "rollovers" from a regular IRA to a ROTH IRA. You may also make a tax-free rollover from

     . a regular IRA to another regular IRA,

     . any tax-qualified plan to a regular IRA,

     . any tax-qualified plan to another tax-qualified plan of the same type
       (i.e. TSA to TSA, corporate plan to corporate plan, etc.)

  We do not have to withhold tax if you roll over your entire distribution and you request us to pay it directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

   SEE YOUR OWN TAX ADVISER
   ------------------------

  The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls.
 For further information you should consult a qualified tax adviser.

FURTHER INFORMATION ABOUT JHVLICO

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company, organized in 1979 under the laws of the Commonwealth of Massachusetts. JHVLICO commenced operations in 1980. Currently, JHVLICO writes variable and universal life insurance policies in all states except New York. JHVLICO is wholly-owned by John Hancock Mutual Life Insurance Company ("John Hancock"), a mutual life insurance company organized under the laws of Massachusetts in 1862. At December 31, 1998, JHVLICO had $ 62.6 billion of life insurance in force.

  JHVLICO markets its policies through

     (1) John Hancock's sales organization, which includes a proprietary sales force employed at John Hancock's own agencies and a network of independent general agencies, and

     (1) various unaffiliated broker-dealers and certain financial institutions with which John Hancock and JHVLICO have sales agreements.

  In 1993, JHVLICO acquired Colonial Penn Annuity and Life Insurance Company and rename it John Hancock Life Insurance Company of America. On March 5, 1998, John Hancock Life Insurance Company of America changed its name to Investors

Partner Life Insurance Company ("IPL"). At December 31, 1998, IPL's principal business consisted of a run-off of a block of single premium whole life insurance. More information about IPL is contained in Note 2 to JHVLICO's Financial Statements, beginning on page ___.

SELECTED FINANCIAL DATA

  You should read the following financial data for JHVLICO along with

     (1) "Management's Discussion and Analysis of Financial Condition and Results of Operations, immediately following this section, and

     (2) JHVLICO's financial statements and the notes to the financial statements, beginning on page ___.

  Past results do not necessarily indicate future results. The selected financial data and financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") ("statutory accounting practices."). See Note 1 to JHVLICO's financial statements, beginning on page ___, for additional information about the accounting practices.

                           SELECTED FINANCIAL DATA
                                        YEAR ENDED AT DECEMBER 31

                             --------------------------------------------------
                                 1998      1997      1996      1995      1994
                                              (IN MILLIONS)

SELECTED FINANCIAL DATA

INCOME STATEMENT DATA
       Premiums              $1,272.3    $872.7  $  820.6    $570.9    $430.5
       Net investment
    income                      122.8      89.7      76.1      62.1      57.6
       Other income, net        618.1     449.1     427.7      98.7     105.9
            TOTAL REVENUES   2,013.2    1,411.5   1,324.4     731.7     594.0
       Total benefits and
    expenses                  1,963.9   1,342.5   1,249.0     672.2     566.4
       Income tax expense        33.1      38.5      38.6      28.4      15.0
       Net realized capital
    gains (losses)              (0.6)     (3.0)     (1.5)       0.5       0.4
       Net gain                  15.6      27.5      35.3      31.6      13.0

BALANCE SHEET DATA
       Total assets          $8,599.0  $6,521.5  $4,567.8  $3,446.3  $2,626.9
       Total obligations      8,268.2   6,199.8   4,284.7   3,197.6   2,409.0
       Total stockholder's
    equity                      330.8     321.7     283.1     248.7     217.9


 MANAGEMENT'S DISCUSSION AND ANALYSIS

FINANCIAL CONDITION

  During the past fiscal year, JHVLICO's total assets grew primarily due to the growth in the total assets of the JHVLICO's separate accounts. Likewise, its total obligations grew. Total shareholder equity also grew during this period.
 The following chart shows the percentage of growth in total assets, total obligations and total shareholder equity for the last fiscal year:

                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------
                                                                     1998         1997
                                                                     ----         ----
                                                                       (IN MILLIONS)         % CHANGE
Total assets  -  JHVLICO                                            $ 8,599.0    $ 6,521.5      31.9%
-------------------------------------------------------------------------------------------------------
Total assets  -  JHVLICO separate accounts                          $ 6,595.2    $ 4,691.1      40.6%
-------------------------------------------------------------------------------------------------------
Total obligations - JHVLICO                                         $ 8,268.2    $ 6,199.8      33.4%
-------------------------------------------------------------------------------------------------------
Total obligations - JHVLICO separate accounts                       $ 6,589.4    $ 4,685.7      40.6%
-------------------------------------------------------------------------------------------------------
Total shareholder equity                                           $    330.8   $    321.7       2.8%
-------------------------------------------------------------------------------------------------------

                                          --------------------------



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  JHVLICO has outstanding commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The corresponding amounts at December 31, 1997 were $168.6 million and $28.3 million, respectively. JHVLICO monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. Most of the commitments at December 31, 1998 expire in 1999.

RESERVES AND OBLIGATIONS

  JHVLICO's obligations consist primarily of aggregate reserves for life policies and annuity contracts. As of December 31, 1998, JHVLICO's general account reserves totaled $1,652.0 million and its separate account obligations totaled $6,589.4 million. As of December 31, 1997, the corresponding amounts were $1,124.3 million and $4,685.7 million, respectively. JHVLICO computes these liabilities in accordance with commonly accepted actuarial standards. Its actuarial assumptions are in accordance with, or more conservative than, those called for in state regulations. All reserves meet the requirements of Massachusetts insurance laws.

  Every year, JHVLICO performs reserve adequacy testing, usually during the fourth quarter. Intensive asset adequacy testing was performed in 1998 for the vast majority of reserves. During 1997, JHVLICO refined certain assumptions inherent in the calculation of reserves related to AIDS claims under individual life policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. During 1998, JHVLICO made no refinements to reserves.

  JHVLICO's investment reserves include the asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") required by the NAIC and state insurance regulatory authorities. The AVR stabilizes statutory surplus from non-interest related fluctuations in the market value of bonds, stocks, mortgage loans, real estate and other invested assets. The AVR generally captures realized and unrealized capital gains or losses on such assets, other than those resulting from interest rate changes.

  Each year, the amount of an insurer's AVR will fluctuate as the non-interest related capital gains and/ or losses are absorbed by the reserve. To adjust for such changes over time, an annual contribution must be made to the AVR equal to 20% of the difference between the AVR reserve objective (as determined annually according to the type and quality of an insurer's assets) and the actual AVR.

  JHVLICO includes the AVR in its obligations. Its AVR was $21.9 million at December 31, 1998, and $18.6 million as of December 31, 1997. During 1998, JHVLICO made a voluntary contribution of 0.7% million to the AVR. Such contributions may result in a slower rate of growth of, or a reduction to, shareholder equity. Changes in the AVR are accounted for as direct increases or decreases in shareholder equity. The impact of the AVR on JHVLICO's shareholder equity position will depend, in part, on JHVLICO's investment portfolio.

  The IMR captures realized capital gains and losses (net of taxes) on fixed income investments (primarily bonds and mortgage loans) resulting from changes in interest rate levels. JHVLICO does not reflect these amounts in its shareholder equity account in its capital account but amortizes them into net investment income over the estimated remaining lives of the investments disposed. At December 31, 1998 and December 31, 1997, JHVLICO's IMR balance was $10.7 million and $7.8 million, respectively. The impact of the IMR on JHVLICO's shareholder equity depends upon the amount of future interest related capital gains and losses on fixed income investments.

RESULTS OF OPERATIONS

   1998 COMPARED TO 1997
   ---------------------

  Net gains from operations, before net realized capital gains/losses, totaled $16.2 million in 1998, $14.3 million lower than in 1997. A net loss of $9.8 million in 1998 to the individual annuity line of business contributed significantly to this decrease in operating gain. First year commissions and taxes on sales of $340.0 million of corporate-owned life insurance further diminished the gain.

  During 1998, total revenues increased by 42.6% (or $601.7 million) to $2,013.2 million. Premium, net of premium ceded to reinsurers, increased by 45.8% (or $399.6 million) to $1,272.3 million. Net investment income increased by 36.9% (or $33.1 million) to $122.8 million. This increase is primarily due to a 47.8% (or $31.0 million) increase in gross income on long-term bonds, and a 27.8% (or $5.4 million) increase in gross income on commercial mortgages. The increases can both be attributed to an increased asset base. Other income increased by $169.0 million as a result of reserve adjustments on reinsurance ceded.

  During 1998, total benefits and expenses increased by 46.3% (or $621.4 million) to $1,963.9 million. Benefit payments and additions to reserves increased by 52.4% (or $571.4 million) to $1,661.6 million. This increase is largely the result of an increase in reserves of $297.4 million associated with the sale of corporate owned life insurance. Insurance expenses increased by 17.6% (or $41.0 million) to $274.2 million. This consists of a $27.3 million increase in commission expenses resulting from the sale of new and renewal business, and a $13.7 million increase in the expenses of providing services to policyholders.

   1997 COMPARED TO 1996
   ---------------------

  Net gain from operations totaled $30.5 million during 1997, $6.3 million lower than in 1996. The decrease in operating gain resulted largely from the implementation of a reinsurance agreement that ceded variable annuity business to John Hancock during 1996. The implementation of the agreement created a one-time gain in 1996, which did not recur in 1997.

  During 1997, total revenues increased by 6.6% (or $87.1 million) to $1,411.5 million. Premiums, net of premium ceded to reinsurers, increased by 6.3% (or $52.1 million) to $872.7 million. Net investment income increased by 17.9% (or $13.6 million) to $89.7 million during 1997. This increase resulted largely from a 10.1% (or $5.9 million) increase in gross income on long-term bonds and a 49.7% (or $5.4 million) increase in gross income on commercial mortgages. Both increases can be attributed to an increased asset base. Other income increased by $21.4 million as a result of reserve adjustments on reinsurance ceded and income from fees associated with separate accounts.

  During 1997, total benefits and expenses increased by 7.5% (or $93.5 million) to $1,342.5 million. Benefit payments and additions to reserves increased by 6.2% (or $64.0 million) to $1,090.2 million. Insurance expense increased by 13.5% (or $27.7 million) to $233.2 million. The insurance expense increase consists of an $18.3 million increase in commission expense resulting from the sale of new and renewal business, and a $9.4 million increase in the expense of providing service to policyholders.

   1996 COMPARED TO 1995
   ---------------------

  Net gain from operations totaled $36.8 million during 1996, $5.7 million higher than in 1995. Operating gain remained relatively stable even with the sales of a new variable annuity product introduced in early 1995, and the introduction of a new corporate-owned life insurance product in 1996. Premium income was offset, however, by credits to owners' accounts in the form of reserve increases. First year commissions on the new products also dampened the gain.

  During 1996, total revenues increased by 81.0% (or $592.7 million) to $1,324.4 million. Premiums, net of premium ceded to reinsurers, increased 43.7%

(or $249.7 million) to $820.6 million. The sale of corporate-owned life insurance accounted for $255.0 million of this increase. Net investment income increased by 22.5% (or $14.0 million) to $76.1 million due largely to a 39.0% (or $16.4 million) increase in gross income on long-term bonds. This increase on long-term bond income resulted from an increased asset base. Other income increased by $329.0 million due primarily to the increase in commission and expense allowances and reserve adjustments on reinsurance ceded.

  During 1996, total benefits and expenses increase by 85.8% (or $576.8 million) to $1,249.0 million. Benefit payments and additions to reserves increased by 107.0% (or $530.4 million) to $1,026.2 million. Insurance expenses increased by 25.5% (or $41.8 million) to $205.5 million. Commission expenses on new business sales contributed largely to the increase in insurance expenses.

LIQUIDITY AND CAPITAL RESOURCES

  JHVLICO's liquidity resources for the past two fiscal years were as follows

                                                                           YEAR ENDED DECEMBER 31,
                                                                           --------------------------
                                                                              1998          1997
                                                                              ----          ----
TYPE OF INVESTMENTS                                                             (IN MILLIONS)
  Cash and short-term investments                                          $  19.9      $143.2
-----------------------------------------------------------------------------------------------------
  Public bonds                                                             $461.9       $561.2
-----------------------------------------------------------------------------------------------------
  Investment-grade private placement bonds                                 $619.9       $461.7
-----------------------------------------------------------------------------------------------------



 In addition, JHVLICO's separate accounts are highly liquid and available to meet most outflow needs for variable life insurance.

  JHVLICO's management believes the liquidity resources above $1,101.7 million as of December 31, 1998, strongly position JHVLICO to meet all its obligations to policyholders and others. Funds provided by normal operations generally satisfy JHVLICO's financing needs. As of December 31, 1998, JHVLICO has a $61.9 million note payable to an affiliate. The interest is paid on a variable rate, and the principal is expected to be repaid by the end of the first quarter of 1999. As of December 31, 1997, JHVLICO had no outstanding borrowings.

  Total surplus, also know as stockholder's equity, plus the AVR, amounted to $352.7 million as of December 31, 1998, and $340.3 million as of December 31, 1997. The current statutory accounting treatment of taxes for deferred acquisition costs ("DAC taxes") currently results in a reduction to JHVLICO's surplus. This reduction will persist during periods of growth in new business.
 DAC taxes result from federal income tax law that approximates acquisition expenses, and then spreads the corresponding tax deduction over a period of years. As a result, the DAC tax is collected immediately and subsequently returned through tax deductions in later years.

  Since it began operations, JHVLICO has received a total of $381.8 million in capital contributions from John Hancock, of which $377.5 million is credited to paid-in capital and $2.5 million was credited to capital stock as of December 31, 1998 and 1997. In 1993, JHVLICO returned $1.8 million of capital to John Hancock. To support JHVLICO's operations, for the indefinite future, John Hancock will continue to make capital contributions, if necessary, to ensure that JHVLICO maintains shareholder's equity of at least $1.0 million.
JHVLICO's stockholder's equity, net of unassigned deficit, amounted to $330.8 million at December 31, 1998, and $321.7 million at December 31, 1997.

  In December, 1992, the NAIC approved risk-based capital ("RBC") standards for life insurance companies. It also approved a model act (the "RBC Model Act") to apply such standards at the state level. The RBC Model Act requires life insurers to submit an annual RBC report comparing the company's total adjusted capital (statutory surplus plus AVR, voluntary investment reserves, and one-half the apportioned dividend liability) with its risk-based capital as calculated by an RBC formula. The formula takes into account the risk characteristics of the company's investments and products. Insurance regulators use the formula as an early warning tool to identify possible weakly capitalized companies for purposes of initiating further regulatory action, not as a means to rank insurers. As of December 31, 1998, JHVLICO's total adjusted capital as defined by the NAIC was well in excess of the RBC standards.

REINSURANCE

  To reduce its exposure to large losses under its insurance policies, JHVLICO enters into reinsurance arrangements with its parent, John Hancock, and other non-affiliated insurance companies. For more information about JHVLICO's reinsurance arrangements, see Notes 5 and 7 of the Notes to Financial Statements.

SEPARATE ACCOUNTS

  State laws permit insurers to establish separate accounts in which hold assets backing certain policies or contracts, including variable life insurance policies and variable annuity contracts. The insurance company maintains the investments in each separate account apart from other separate accounts and the general account. The investment results of the separate account assets are passed through directly to the account's policyholders or contradictors. The insurance company derives certain fees from, but bears no investment risk on, these assets. Other than amounts derived from or otherwise attributable to JHVLICO's general account, assets of its separate accounts are not available to fund the liabilities of its general account.

COMPETITION

  The life insurance business is highly competitive. There are approximately 1,600 stock, mutual, and other types of insurers in the life and health insurance business in the United States. According to the July, 1998, issue of Best's Review Life/Health, JHVLICO ranks 109th in terms of individual direct ordinary life insurance net premiums written during 1997. JHVLICO's parent, John Hancock, ranks 9th.

  Best's Company Report, dated March 15, 1998, affirms JHVLICO's financial stability rating from A.M. Best Company, Inc. of A++u, its highest, based on the strength of its parent company and the capital guarantee discussed above. On May 15, 1998, A.M. Best placed John Hancock under review following the announcement of its plans to demutualize. Standard & Poor's Corporation and Duff & Phelps Credit Rating Company have assigned insurance claims-paying ability ratings to JHVLICO of AA+ and AAA, respectively, which place JHVLICO in the second highest and highest categories, respectively, by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa2, which is its third highest rating.

EMPLOYEES AND FACILITIES

  John Hancock provides JHVLICO with personnel, property, and facilities for the performance of certain of JHVLICO's corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998, 1997 and 1996 to reflect continuing changes in JHVLICO's operations. The amount of service fee charged to JHVLICO was $157.5 million, $123.6 million, and $111.7 million in 1998, 1997, and 1996, respectively.

  Approximately 1,100 of John Hancock's field office employees and agents are members of a labor union. The agreement with union employees and agents was ratified in June, 1996.

TRANSACTIONS WITH JOHN HANCOCK

  As indicated, property, personnel and facilities are provided, at a service fee, by John Hancock for purposes of JHVLICO's operations, and the two companies have entered into certain reinsurance arrangements. In addition, John Hancock has contributed all of JHVLICO's capital, of which $1.8 million of paid-in capital was returned to John Hancock during 1993. It is expected that arrangements and transactions such as the foregoing will continue in the future to an indeterminate extent. See Notes 5 of the Notes to Financial Statements.

  John Hancock receives no additional compensation for its services as underwriter and distributor of the Contracts issued by JHVLICO.

REGULATIONS

  JHVLICO complies with extensive state regulation in the jurisdictions in which it does business. This extensive state regulation along with proposals to adopt a federal regulatory framework may in the future adversely affect JHVLICO's ability to sustain adequate returns. JHVLICO's business also could be adversely affected by:

     (1) changes in state law relating to asset and reserve valuation requirements;

     (2) limitations on investments and risk-based capital requirements;
       and,

     (3) at the federal level, laws and regulations that may affect certain aspects of the insurance industry.

 States levy assessments against John Hancock companies as a result of participation in various types of state guaranty associations, state insurance pools for the uninsured or other arrangements.

  Regulators have discretionary authority, to limit or prohibit an insurer from issuing new business to policyholders if the regulators determine that

     (1) such insurer is not maintaining minimum statutory surplus or capital or

     (2) further transaction of business would be hazardous to the policyholders.

 Based upon their current or anticipated levels if statutory surplus and the volume of their new sales, JHVLICO and its affiliates do not believe regulations will limit their issuance of new insurance business.

  Although the federal government does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal laws and regulations may significantly affect the insurance business by removing barriers preventing banks from engaging in the insurance business, limiting medical testing for insurability, changing the tax laws affecting the taxation of insurance companies and insurance products, and prohibiting the use of gender in determining insurance and pension rates and benefits. Such initiatives could impact the relative desirability of various personal investment vehicles.

DIRECTORS

  The directors and executive officers of JHVLICO are as follows:

NAME                                                           AGE  POSITION WITH JHVLICO        OTHER BUSINESS WITHIN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David D'Alessandro,                                            48   Chairman                     President and Chief Operating Offic

Director                                                                                         Hancock
------------------------------------------------------------------------------------------------------------------------------------

Michele G. Van Leer,                                           42   Vice Chairman & President    Senior Vice President, Life Product

Director                                                                                         Management, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Robert S. Paster,                                              47   Vice President               Second Vice President, Direct Distr

Director                                                                                         Hancock
------------------------------------------------------------------------------------------------------------------------------------

Joseph A. Tomlinson,                                           52   Vice President               Vice President, Annuity and Special

Director                                                                                         John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Robert R. Reitano,                                             50   Vice President               Vice President, Investment Policy &

Director                                                                                         John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Barbara L. Luddy,                                              47   Vice President & Actuary     Vice President, Financial Reporting

Director                                                                                         John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Ronald J. Bocage,                                                                                Vice President & Counsel, Insurance

Director                                                       53   Vice President & Counsel     Separate Account Products Division,

                                                                                                 Hancock
------------------------------------------------------------------------------------------------------------------------------------

Thomas J. Lee,                                                 45   Vice President               Vice President, Life Product System

Director                                                                                         Management, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Malcolm A. Cheung, Director                                    44   Vice President               Vice President, Retail and Group Li

                                                                                                 John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Daniel L. Ouellette                                            51   Vice President, Marketing    Senior Vice President, Retail Marke

------------------------------------------------------------------------------------------------------------------------------------

Edward P. Dowd                                                 56   Vice President, Investments  Senior Vice President, Real Estate
                                                                                                 Group, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Roger G. Nastou                                                57   Vice President, Investments  Vice President, Bond and Corporate
                                                                                                 John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Laura L. Mangan                                                37   Vice President & Secretary   Corporate Secretary, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Patrick F. Smith                                               57   Controller                   Senior Associate Controller, Contro

                                                                                                 Department, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

Julie H. Indge                                                 46   Treasurer                    Financial Officer, Financial Sector

                                                                                                 John Hancock
------------------------------------------------------------------------------------------------------------------------------------


recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as micro-controllers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as micro-controllers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting JHVLICO, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information.
 However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which JHVLICO relies, would not have material adverse effect on John Hancock or JHVLICO. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, JHVLICO has numerous customers that hold its products. Nearly all products sold by JHVLICO contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of JHVLICO's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and JHVLICO depend.
 John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

 PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option. Total return at the Account level is the percentage change between

     . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

     . the value at the end of such period.

  At Account level, total return reflects adjustments for

     . the mortality and expense risk charges,

     . the administrative charge,

     . the annual contract fee, and

     . any withdrawal payable if the owner surrender his contract at the end of the relevant period.

 Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format except that it will not reflect any withdrawal charge.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. CURRENT YIELD refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  EFFECTIVE YIELD is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  We also advertise current yield for investments in the other variable investment options. For investments in these options, we calculate current yield by the following formula:




the annualization of the income earned
by a investment in the variable
investment option during a recent 30-day
period
               DIVIDED BY
the maximum offering price per unit of
 the variable investment option at the
end of such 30-day period
----------------------------------------


  In all cases, current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

 REPORTS

  At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trusts.

 VOTING PRIVILEGES

  At meetings of the Trusts' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 CERTAIN CHANGES

  We reserve the right, subject to applicable law, including any required shareholder approval,

     . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

     . to add or delete variable investment options,

     . to change the underlying investment vehicles,

     . to operate the Account in any form permitted by law, and

     . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

 DISTRIBUTION OF CONTRACTS

  John Hancock Funds, Inc. ("JHFI") acts as principal distributor of the contracts sold through this prospectus. JHFI is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 101 Huntington Avenue, Boston, Massachusetts 02199.

  You can purchase a contract through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO and whose representatives are authorized by applicable law to sell annuity products.
 We do not expect the compensation to such broker-dealers and financial institutions to exceed 7.0% of premium payments. We offer these contracts on a continuous basis, but neither JHVLICO nor JHFI is obligated to sell any particular amount of contracts. We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of these contracts. JHFI is a subsidiary John Hancock Mutual Life Insurance Company.

 AVAILABLE INFORMATION

  JHVLICO complies with the reporting requirements of the Securities Act of 1934. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  This prospectus omits certain information contained in the registration statement filed with the SEC. Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                              page of SAI

VARIATIONS IN CHARGES. . .
DISTRIBUTION. . . . . . . .
CALCULATION OF PERFORMANCE DATA
OTHER PERFORMANCE INFORMATION
CALCULATION OF ANNUITY PAYMENTS
ADDITIONAL INFORMATION ABOUT DETERMINING
 UNIT VALUES. . . . . . . .
PURCHASES AND  REDEMPTIONS OF FUND SHARES
THE ACCOUNT. . . . . . . .
DELAY OF CERTAIN PAYMENTS .
LIABILITY FOR TELEPHONE TRANSFERS
VOTING PRIVILEGES. . . . .
JHVLICO FINANCIAL STATEMENTS
SEPARATE ACCOUNT FINANCIAL STATEMENTS



 EXPERTS

  Ernst & Young LLP, independent auditors, have audited the financial statements of JHVLICO Mutual Life Insurance Company and the Separate Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's report given upon the firm's authority as experts in accounting and auditing.

   CONDENSED FINANCIAL INFORMATION FOR JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

  The following table provides selected data for each accumulation share throughout the period. No information is provided for variable investment options invest in the John Hancock Variable Series Trust I because those variable investment options were not available through the contracts prior to December 31, 1998.

  For contracts with initial premium payments of less than $250,000:

                                                                                                             PERIOD FROM
                                                                     YEAR ENDED         YEAR ENDED       AUGUST  29, 1996 TO
               NAME OF VARIABLE INVESTMENT OPTION                 DECEMBER 31, 1998  DECEMBER 31, 1997    DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------
V.A. SMALL CAP GROWTH

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $10.20            $  9.30                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $11.68             $10.20               $  9.30
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    258,922            135,012                 4,394
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. LARGE CAP GROWTH

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $10.55            $  9.35                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $11.99             $10.55               $  9.35
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    633,493            123,249                 5,866
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. CORE EQUITY

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $14.36             $11.13                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $18.22             $14.36                $11.13
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    703,630            259,402                 2,760
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. SOVEREIGN INVESTORS

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $13.68             $10.78                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $15.79             $13.68                $10.78
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                  1,123,202            457,510                 2,637
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. BOND

------------------------------------------------------------------------------------------------------------------------------
Accumulation units value

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     $
                                                                                                     1
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $11.31                5.1                $10.00
                                                                                                     1
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $12.22             $11.31                $15.11
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    356,434             79,719                 1,170
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. STRATEGIC INCOME

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .              $11.78             $10.70                $10.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .              $12.19             $11.78                $10.70
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                    522,909            144,638                   188
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------
V.A. MONEY MARKET

------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value

------------------------------------------------------------------------------------------------------------------------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . .               $1.05              $1.02                 $1.00
------------------------------------------------------------------------------------------------------------------------------
  End of period . . . . . . . . . . . . . . . . . . . . . . . .               $1.08              $1.05                 $1.02
------------------------------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                  7,219,761          4,783,240               100,008
 at end of period . . . . .
------------------------------------------------------------------------------------------------------------------------------

                                           YEAR ENDED         PERIOD FROM
  NAME OF VARIABLE INVESTMENT OPTION    DECEMBER 31, 1998  APRIL 30, 1997 TO
                                                           DECEMBER 31, 1997
-------------------------------------------------------------------------------
V.A. FINANCIAL INDUSTRIES

-------------------------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------------------------
  Beginning of period . . . . . . . .              $13.39              $10.00
-------------------------------------------------------------------------------
  End of period . . . . . . . . . . .              $14.36              $13.39
-------------------------------------------------------------------------------
Number of accumulation units
 outstanding                                    1,826,652             645,730
 at end of period . . . . .
-------------------------------------------------------------------------------

                                              PERIOD FROM
                                            COMMENCEMENT OF
                                            OPERATIONS  TO
   NAME OF VARIABLE INVESTMENT OPTION      DECEMBER 31, 1998
-------------------------------------------------------------
V.A. MID CAP GROWTH

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .              $10.90
-------------------------------------------------------------
Number of accumulation units outstanding             54,353
 at end of period . . . . .
-------------------------------------------------------------
V.A. LARGE CAP VALUE

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .              $12.99
-------------------------------------------------------------
Number of accumulation units outstanding            281,068
 at end of period . . . . .
-------------------------------------------------------------
V.A. HIGH YIELD BOND

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .               $8.88
-------------------------------------------------------------
Number of accumulation units outstanding            294,896
 at end of period . . . . .
-------------------------------------------------------------

  For contracts with initial premium payments of greater than $250,000:


                                                                        YEAR ENDED      YEAR ENDED DECEMBER
                NAME OF VARIABLE INVESTMENT OPTION                   DECEMBER 31, 1998       31, 1997
-----------------------------------------------------------------------------------------------------------
V.A. SMALL CAP GROWTH

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $10.23             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $11.75             $10.23
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        58,818             44,095
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. LARGE CAP GROWTH

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $10.59             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $12.02             $10.59
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        39,844             48,828
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. CORE EQUITY

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $14.41             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $18.32             $14.41
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        49,598             34,004
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. SOVEREIGN INVESTORS

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $13.72             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $15.88             $13.72
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                       202,960             80,430
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. BOND

-----------------------------------------------------------------------------------------------------------
Accumulation units value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $11.35             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $12.29             $11.35
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        46,646             21,295
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. STRATEGIC INCOME

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .              $11.82             $10.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .              $12.26             $11.82
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                        51,125             17,907
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------
V.A. MONEY MARKET

-----------------------------------------------------------------------------------------------------------
Accumulation unit value

-----------------------------------------------------------------------------------------------------------
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . .               $1.05              $1.00
-----------------------------------------------------------------------------------------------------------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . . .               $1.09              $1.05
-----------------------------------------------------------------------------------------------------------
Number of accumulation units outstanding                                       724,906            660,312
 at end of period . . . . .
-----------------------------------------------------------------------------------------------------------

                                          YEAR ENDED          PERIOD FROM
 NAME OF VARIABLE INVESTMENT OPTION    DECEMBER 31, 1998   APRIL 30, 1997 TO
                                                           DECEMBER 31, 1997
-------------------------------------------------------------------------------
V.A. FINANCIAL INDUSTRIES

-------------------------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------------------------
  Beginning of period  . . . . . . .              $13.41               $10.00
-------------------------------------------------------------------------------
  End of period  . . . . . . . . . .              $14.42               $13.41
-------------------------------------------------------------------------------
Number of accumulation units
 outstanding                                     149,851               73,106
 at end of period . . . . .
-------------------------------------------------------------------------------




                                              PERIOD FROM
                                            COMMENCEMENT OF
                                            OPERATIONS  TO
   NAME OF VARIABLE INVESTMENT OPTION      DECEMBER 31, 1998
-------------------------------------------------------------
V.A. MID CAP GROWTH

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .              $10.93
-------------------------------------------------------------
Number of accumulation units outstanding              2,143
 at end of period . . . . .
-------------------------------------------------------------
V.A. LARGE CAP VALUE

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .              $12.02
-------------------------------------------------------------
Number of accumulation units outstanding             39,844
 at end of period . . . . .
-------------------------------------------------------------
V.A. HIGH YIELD BOND

-------------------------------------------------------------
Accumulation unit value

-------------------------------------------------------------
  Beginning of period . . . . . . . . .              $10.00
-------------------------------------------------------------
  End of period . . . . . . . . . . . .               $8.90
-------------------------------------------------------------
Number of accumulation units outstanding              4,428
 at end of period . . . . .
-------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION




                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT




                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS




                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:




                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====




NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:




                                                               1998     1997
                                                               ------  --------
                                                               (In millions)

Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====




Net unrealized capital (losses) gains and other adjustments consist of the following items:




                                                           1998         1997
                                                      ---------------  --------
                                                           (In millions)

Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:




                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========







              December 31, 1997
              -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies . $254.5 $ 0.2 $0.1 $ 254.6 Obligations of states and political
 subdivisions. . . . . . . . . . . . . . . .     12.1    1.0   0.0        13.1
Debt securities issued by foreign governments     0.2    0.0   0.0         0.2
Corporate securities . . . . . . . . . . . .    712.7   43.9   2.7       753.9
Mortgage-backed securities . . . . . . . . .    113.2    3.5   0.0       116.7
                                               ------  -----  ----    --------
  Total bonds  . . . . . . . . . . . . . . .   $254.5  $48.6  $2.8    $1,138.5
                                               ======  =====  ====    ========




The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.




                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========




Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                                            -----
                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)



The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:




                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  -----------
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5




The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                APPENDIX A - DETAILS ABOUT OUR GUARANTEED PERIODS

 INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

  We back our obligations under the guarantee periods with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

  We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     . corporate bonds,

     . mortgages,

     . mortgage-backed and asset-backed securities, and

     . government and agency issues.

  We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

 GUARANTEED INTEREST RATES

  We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

     . receive your premium payment,

     . effectuate your transfer, or

     . renew your guarantee period

  We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

 COMPUTATION OF MARKET VALUE ADJUSTMENT

  We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:
LOGO

  where,

     . G is the guaranteed rate in effect for the current guarantee period.

     . C is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

     . N is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

 SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           7%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period (n)           60 months
-------------------------------------------------------------------------------------

MARKET VALUE ADJUSTMENT:
LOGO


 Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $243.73 = $10,243.73

 SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT


Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           9%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            60 months
-------------------------------------------------------------------------------------


MARKET VALUE ADJUSTMENT:
LOGO


 Amount withdrawn or transferred (adjusted for money market adjustment): $10,000
- 666.42 = $9,333.58

 SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT


Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           7.75%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            60 months
-------------------------------------------------------------------------------------

MARKET VALUE ADJUSTMENT:
LOGO


 Amount withdrawn or transferred (adjusted for market value adjustment): $10,000
- 114.94  = $9,885.06

  ________________________________________________________________________

 *All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

  On January 1, 1996, you make a $5000 initial premium payment and we issue you a contract.
  On January 1, 1997, you make a $1000 premium payment
  On January 1, 1998, you make a $1000 premium payment.
  On January 1, 1999, the total value of your contract is $9000 because of good investment earnings.

  Now assume you make a partial withdrawal of $6000 (no tax withholding) on
    January 2, 1999. In this case, assuming no prior withdrawals, we would
    deduct a CDSL of $272.23.   We withdraw a total of $6272.23 from your
    contract.

  $6000.00   --  withdrawal request payable to you
  + 272.23  --  withdrawal charge payable to us
  ----------
  $6272.23   --   total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

  1.We FIRSt reduce your $5000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1997, 1998, and 1999. We withdraw the remaining $4910 from your contract.

  $5000
      -30   --  1997 contract fee payable to us
      -30   --  1998 contract fee payable to us
      -30   --  1999 contract fee payable to us
  -------
  $4910  --   amount of your initial premium payment we would consider to be withdrawn.

  Under the free withdrawal provision, we deduct 10% of the total value of your
    contract at the beginning of the contract year, or $900 (.10 x $9000).   We
    pay the $900 to you as  part of your withdrawal request, and we assess a
    withdrawal charge on the remaining balance of $4010.   Because you made the
    initial premium payment 3 years ago, the withdrawal charge percentage is 5%.
      We deduct the resulting $200.50 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

  $4910
    -900   --  free withdrawal amount (payable to you)
  ------
  $4010
    x .05
  -------
  $200.50   --  withdrawal charge on initial premium payment (payable to us)

  $4010.00
    -200.50
  ---------
   3809.50  --  part of withdrawal request payable to you

  2.We NEXT deem the entire amount of your 1997 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%.
      We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1997 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

  $1000
    x.05
   -----
      $50   --  withdrawal charge on 1997 premium payment (payable to us)

  $1000
    - 50
    ----
    $950  --  part of withdrawal request payable to you

  3.We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial premium payment, and $950 from your 1998 premium payment. Therefore, $340.50 is needed to reach $6000.

  $6000.00   --   total withdrawal amount requested
    -900.00   --   free withdrawal amount
  -3809.50   --   payment deemed from initial premium payment
    -950.00   --   payment deemed from 1997 premium payment
    -------
   $340.50   --   additional payment to you needed to reach $6000

  We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1998. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you   =      Withdrawal needed - [applicable withdrawal
    charge percentage times withdrawal needed]

  $340.50  =   x - [.06x]
  $340.50  = .94x

  $340.5
  ------
     0.94     =  x

   $362.23  =  x

   $362.23    --   deemed withdrawn from 1998 premium payment
  -$340.50   --   part of withdrawal request payable to you
  --------
     $21.73    --   withdrawal charge on 1998 premium deemed withdrawn (payable to us)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF


                      STATEMENT OF ADDITIONAL INFORMATION


                               __________________


This statement of additional information ("SAI"), dated May 1, 1999 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account JF (the "Account") dated May 1, 1999, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Servicing Office, P.O. Box 9298, Boston, Massachusetts 02205-9298, telephone number 1-800-824-0335.

                               TABLE OF CONTENTS


                               _________________



                                                       PAGE OF SAI
                                                       -----------
Variations in Charges..................
Distribution...........................
Calculation of Performance Data........
Other Performance Information..........
Calculation of Annuity Payments........
Additional Information About
 Determining Unit Values Purchases and
 Redemptions of Fund Shares............
The Account............................
Delay of Certain Payments..............
Liability for Telephone Transfers......
Voting Privileges......................
JHVLICO Financial Statements...........
Separate Account Financial Statements..




ACCT JF (DECL) 5/99

                             VARIATIONS IN CHARGES


     In the future, we may allow a reduction in or the elimination of the withdrawal charge, the charge for the Nursing Home Waiver of Withdrawal Charge rider, the charge for mortality and expense risks, the administrative services charge, the annual contract fee, the charge for the One Year Stepped-Up Death Benefit rider, or the charge for the Accidental Death Benefit rider. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by JHVLICO based upon factors such as the following: (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                  DISTRIBUTION


     The distribution of the contracts through John Hancock Funds, Inc. ("JHFI") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and JHFI, the amounts we paid and JHFI retained under that agreement for such services were as follows:

            YEAR               AMOUNT PAID TO JHFI     AMOUNT RETAINED BY JHFI
            ----               -------------------     -----------------------
            1998
            1997
            1996

                        CALCULATION OF PERFORMANCE DATA


     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

     The Account will calculate the average annual total return for each variable investment option (other than the Money Market option), according to the following formula prescribed by the SEC:

                             P x (1 + T)n = ERV

 where               P = a hypothetical initial premium payment of $1,000

                     T = average annual total return
                     n =  number of years
                     ERV = ending redeemable value of a hypothetical
                     $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment made into the variable investment option at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Trust and contract level charges except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     On the basis, the following table shows the average total return for each variable investment option for the periods ended December 31, 1998:

                        AVERAGE ANNUALIZED TOTAL RETURNS
                        --------------------------------

VARIABLE INVESTMENT     YEAR TO DATE    1 YEAR    5 YEAR     DATE OF INCEPTION
-------------------                      /**/                      /***/
OPTION/*/
------

V.A. International...       11.4%        11.4%     10.5%          8/29/96
V.A. Regional Bank...      -14.3%        N/A        N/A           5/01/98
V.A. Financial
 Industries...........       3.1%         3.1%      23.0%         4/30/97
V.A. Small Cap Growth       10.6%       10.6%       6.4%          8/29/96
V.A. Mid Cap Growth..        5.0%        N/A        N/A           1/07/98
V.A. Large Cap Growth      19.3%        19.3%      11.6%          8/29/96
V.A. Large Cap Value.      16.1%         N/A        N/A           1/06/98
V.A. Core Equity.....      23.1%        23.1%      29.6%          8/29/96
V.A. Sovereign
 Investors............     11.5%        11.5%      21.7%          8/29/96
V.A. 500 Index.......      23.2%        23.2%      29.0%          8/29/96
V.A. Strategic Income       4.0%         4.0%      8.3%           8/29/96
V.A.  Bond...........      -0.5%        -0.5%      8.2%           8/29/96
V.A. High Yield Bond .     -14.7%        N/A        N/A           1/06/98
V.A. Money Market....      -0.6%        -0.6%      3.0%           8/29/96



*
**
***

*
**
***


     For the 7-day period ending December 31, 1998, the Money Market option's current yield was 4.4% and its effective yield was 4.5%.

     The Account will calculate current yield for each variable investment option (other than the Money Market option) according to the following formula prescribed by the SEC
LOGO

where:   a = net investment income earned during the period by the Fund whose shares are owned by the variable investment option
         b = expenses accrued for the period (net of any reimbursements)
         c = the average daily number of accumulation units outstanding during the period
         d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

     The Account may calculate current yield and effective yield figures for the Money Market option. The current yield of the Money Market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical owner account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the Money Market Fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying Money Market Fund shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield = (Base period return + 1)/(365/7) / - 1


                         OTHER PERFORMANCE INFORMATION


     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

     We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

                        CALCULATION OF ANNUITY PAYMENTS


CALCULATION OF ANNUITY UNITS


     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we THEN divide:


   the resulting value (minus any
        premium tax charge)

                 by

               $1,000
-----------------------------------

 and multiply the result by
 the applicable annuity purchase rate
 set forth in the contract and
 reflecting

 (1) the age and, possibly, sex of the
 payee and

 (2) the assumed investment rate
 (discussed below)
---------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

 the amount of the initial monthly variable annuity payment from that variable annuity option by

 the annuity unit value of that variable investment option
 as of 10 calendar days prior to the date the initial
 payment is due
----------------------------------------------------------

      For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.
LOGO

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES


     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES


     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES


     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE


     For any period, the net investment rate for a variable investment option equals:

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003425% or 0.002740% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES


     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES


     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00) divided by $4,000,000 or 0.0009658.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or $1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES


     JHVLICO purchases and redeems Fund shares for the Account at their net asset value without any sales or redemption charges. Each available Fund issues its own separate series of Fund shares. Each such series represents an interest in one of the Funds of the Trust, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT


     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS


     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES


     Here's the formula we use to determine the number of Fund shares as to which you may give instructions:

 the total value of your accumulation
 units value in a variable investment
 option

              divided by

 the net asset value of 1 share of the
 corresponding Fund
--------------------------------------

     At a shareholders' meeting, you may give instructions regarding:

 .    the election of the Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of the Trust's investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Fund by the net asset value of one share of that Fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                      Year ended December 31
                                                     ------------------------
                                                        1998          1997
                                                     -----------  -----------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance--Note 5  . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL LOSSES . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                       Year ended December 31
                                                      ------------------------
                                                         1998          1997
                                                      -----------  -----------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                                1998    1997
                                                               ------  ------
                                                               (In millions)
Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====

Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                                1998    1997
                                                               ------  ------
                                                               (In millions)
Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . . . . . .    $(2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . . . . . .     (3.3)    (2.0)
                                                               -----    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . . . . . .    $(6.0)   $ 5.0
                                                               =====    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--CONTINUED
NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========




              December 31, 1997
              -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies  .   $254.5  $ 0.2  $0.1   $  254.6
Obligations of states and political
 subdivisions . . . . . . . . . . . . . . . .     12.1    1.0   0.0       13.1
Debt securities issued by foreign governments      0.2    0.0   0.0        0.2
Corporate securities  . . . . . . . . . . . .    712.7   43.9   2.7      753.9
Mortgage-backed securities  . . . . . . . . .    113.2    3.5   0.0      116.7
                                                ------  -----  ----   --------
  Total bonds . . . . . . . . . . . . . . . .   $254.5  $48.6  $2.8   $1,138.5
                                                ======  =====  ====   ========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========



Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------

                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)


The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                           Year Ended December 31
                               ----------------------------------------------
                                         1998                    1997
                               -----------------------   --------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  ---------
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Contractowners John Hancock Variable Annuity Account JF of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the Account) (comprising, respectively, the V.A. Special Opportunities, V.A. Sovereign Bond, V.A. Independence Equity, V.A. Growth, V.A. Growth and Income, V.A. Financial Industries, V.A. World Bond, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Emerging Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors and V.A. 500 Index Subaccounts) as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account JF at December 31, 1998, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                          ERNST & YOUNG LLP

Boston,  Massachusetts February 10, 1999

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF


                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                           V.A.         V.A.                       V.A.
                        V.A. SPECIAL    SOVEREIGN   INDEPENDENCE     V.A.         GROWTH
                        OPPORTUNITIES     BOND         EQUITY       GROWTH      AND INCOME
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -------------  -----------  ------------  -----------  -------------
ASSETS
Investment in shares
 of portfolios of
 Declaration Trust, at
 value. . . . . . . .   $     612,039  $4,933,766   $13,719,592   $ 4,439,675   $ 8,065,658
Receivable from
 Declaration Trust  .           3,882         187         5,757         5,593         9,286
                        -------------  ----------   -----------   -----------   -----------
Total assets  . . . .         615,921   4,933,953    13,725,349     4,445,268     8,074,944

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .           3,862          22         5,294         5,446         9,016
Asset charges payable              20         165           463           146           270
                        -------------  ----------   -----------   -----------   -----------
Total liabilities . .           3,882         187         5,757         5,592         9,286
                        -------------  ----------   -----------   -----------   -----------
Net assets  . . . . .   $     612,039  $4,933,766   $13,719,592   $ 4,439,676   $ 8,065,658
                        =============  ==========   ===========   ===========   ===========


                           V.A.         V.A.        V.A.                        V.A.
                         FINANCIAL     WORLD     HIGH YIELD      V.A.         REGIONAL
                        INDUSTRIES      BOND        BOND     INTERNATIONAL      BANK
                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        -----------  ----------  ----------  -------------  -------------
ASSETS
Investment in shares
 of portfolios of
 Declaration Trust, at
 value. . . . . . . .   $28,356,663   $213,369   $2,664,231   $2,354,394     $10,240,068
Receivable from
 Declaration Trust  .        49,878          7           91       16,459             336
                        -----------   --------   ----------   ----------     -----------
Total assets  . . . .    28,406,541    213,376    2,664,322    2,370,853      10,240,404

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        48,078         --           --       16,379              --
Asset charges payable         1,800          7           91           80             336
                        -----------   --------   ----------   ----------     -----------
Total liabilities . .        49,878          7           91       16,459             336
                        -----------   --------   ----------   ----------     -----------
Net assets  . . . . .   $28,356,663   $213,369   $2,664,231   $2,354,394     $10,240,068
                        ===========   ========   ==========   ==========     ===========


                           V.A.        V.A.        V.A.        V.A.
                         EMERGING     MONEY     STRATEGIC    SOVEREIGN       V.A.
                          GROWTH      MARKET      INCOME     INVESTORS     500 INDEX
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  -----------  -------------
ASSETS
Investment in shares
 of portfolios of
 Declaration Trust, at
 value. . . . . . . .   $3,693,977  $8,701,780  $7,141,320  $20,778,398   $14,646,946
Receivable from
 Declaration Trust  .       20,703      65,968     122,981      177,447        47,698
                        ----------  ----------  ----------  -----------   -----------
Total assets  . . . .    3,714,680   8,767,748   7,264,301   20,955,845    14,694,644

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .       20,584      65,678     122,746      176,752        47,202
Asset charges payable          119         290         235          695           497
                        ----------  ----------  ----------  -----------   -----------
Total liabilities . .       20,703      65,968     122,981      177,447        47,699
                        ----------  ----------  ----------  -----------   -----------
Net assets  . . . . .   $3,693,977  $8,701,780  $7,141,320  $20,778,398   $14,646,945
                        ==========  ==========  ==========  ===========   ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998


                            V.A.          V.A.         V.A.                          V.A.
                           SPECIAL     SOVEREIGN   INDEPENDENCE      V.A            GROWTH
                        OPPORTUNITIES     BOND        EQUITY        GROWTH        AND INCOME
                         SUBACCOUNT*   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                        -------------  ----------  ------------  -------------  ---------------
Investment income:
 Distributions
  received from
  portfolios of
  Declaration Trust .     $    251     $260,823     $  258,206   $         --    $     38,842
Expenses:
 Mortality and expense
  risks . . . . . . .        3,624       37,112        104,232         36,639          44,317
                          --------     --------     ----------   ------------    ------------
Net investment income
 (loss) . . . . . . .       (3,373)     223,711        153,974        (36,639)         (5,475)
Net realized and
 unrealized gain
 (loss) on
 investments:
  Net realized
   gain/(loss). . . .       (9,440)      35,959        109,615        150,134         (34,115)
  Net unrealized
   appreciation
   (depreciation)
   during the period        26,472      (18,486)     1,746,705        547,681         812,514
                          --------     --------     ----------   ------------    ------------
Net realized and
 unrealized gain
 (loss) on investments      17,032       17,473      1,856,320        697,815         778,399
                          --------     --------     ----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     $ 13,659     $241,184     $2,010,294   $    661,176    $    772,924
                          ========     ========     ==========   ============    ============


                           V.A.        V.A.        V.A.                        V.A.
                        FINANCIAL     WORLD     HIGH YIELD      V.A.         REGIONAL
                        INDUSTRIES     BOND        BOND     INTERNATIONAL      BANK
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        ----------  ----------  ----------  -------------  ------------
Investment income:
 Distributions
  received from
  portfolios of
  Declaration Trust .    $265,118    $7,281     $ 160,100     $ 15,336      $  62,905
Expenses:
 Mortality and expense
  risks . . . . . . .     254,847     1,652        19,622       22,884         51,909
                         --------    ------     ---------     --------      ---------
Net investment income
 (loss) . . . . . . .      10,271     5,629       140,478       (7,548)        10,996
Net realized and
 unrealized gain
 (loss) on
 investments:
  Net realized
   gain/(loss). . . .     214,266      (204)     (150,154)     (43,508)      (111,691)
  Net unrealized
   appreciation
   (depreciation)
   during the period      487,761     2,660      (305,961)     261,079         61,720
                         --------    ------     ---------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments    702,027     2,456      (456,115)     217,571        (49,971)
                         --------    ------     ---------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $712,298    $8,085     $(315,637)    $210,023      $ (38,975)
                         ========    ======     =========     ========      =========


                           V.A.        V.A.        V.A.        V.A.
                         EMERGING     MONEY     STRATEGIC   SOVEREIGN       V.A.
                          GROWTH      MARKET      INCOME    INVESTORS    500 INDEX
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions
  received from
  portfolios of
  Declaration Trust .   $     --     $305,161   $ 399,543   $  282,955   $  861,977
Expenses:
 Mortality and expense
  risks . . . . . . .     32,555       80,785      56,702      175,408      127,186
                        --------     --------   ---------   ----------   ----------
Net investment income
 (loss) . . . . . . .    (32,555)     224,376     342,841      107,547      734,791
Net realized and
 unrealized gain
 (loss) on
 investments:
  Net realized
   gain/(loss). . . .     59,948           --     (16,863)     333,470      200,153
  Net unrealized
   appreciation
   (depreciation)
   during the period     403,878           --    (189,274)   1,667,632    1,460,061
                        --------     --------   ---------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   468,826           --    (206,137)   2,001,102    1,660,214
                        --------     --------   ---------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $431,271     $224,376   $ 136,704   $2,108,649   $2,395,005
                        ========     ========   =========   ==========   ==========

---------
* For the period from January 5, 1998 (commencement of operations) to December 31, 1998.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        V.A.                 V.A.                       V.A.
                                       SPECIAL            SOVEREIGN                INDEPENDENCE-                  V.A.
                                    OPPORTUNITIES            BOND                      EQUITY                    GROWTH
                                     SUBACCOUNT           SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                    -------------  ------------------------   ------------------------   -----------------------
                                       1998**         1998          1997         1998          1997         1998          1997
                                    -------------  ------------  -----------  ------------  -----------  -----------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .    $  (3,373)    $   223,711   $   32,962   $   153,974   $   69,933   $  (36,639)   $  (10,759)
 Net realized gains (losses)  . .       (9,440)         35,959        6,022       109,615       32,341      150,134         7,598
 Net unrealized appreciation
  (depreciation) during the
  period .  . . . . . . . . . . .       26,472         (18,486)      12,003     1,746,705      111,506      547,681       169,935
                                     ---------     -----------   ----------   -----------   ----------   ----------    ----------
Net increase (decrease) in net
 assets from operations . . . . .       13,659         241,184       50,987     2,010,294      213,780      661,176       166,774
From contractowner transactions:
  Net premiums from contractowners     708,072       4,874,660    1,244,026     8,674,539    4,018,842    2,579,958     1,712,941
  Net benefits to contractowners      (109,692)     (1,328,900)    (160,527)   (1,181,410)     (47,172)    (618,956)     (117,062)
                                     ---------     -----------   ----------   -----------   ----------   ----------    ----------
Net increase in net assets
 resulting from contractowner
 transactions . . . . . . . . . .      598,380       3,545,760    1,083,499     7,493,129    3,971,670    1,961,002     1,595,879
                                     ---------     -----------   ----------   -----------   ----------   ----------    ----------
Net increase in net assets  . . .      612,039       3,786,944    1,134,486     9,503,423    4,185,450    2,622,178     1,762,653
Net assets at beginning of
 period . . . . . . . . . . . . .            0       1,146,822       12,336     4,216,169       30,719    1,817,498        54,845
                                     ---------     -----------   ----------   -----------   ----------   ----------    ----------
Net assets at end of period . . .    $ 612,039     $ 4,933,766   $1,146,822   $13,719,592   $4,216,169   $4,439,676    $1,817,498
                                     =========     ===========   ==========   ===========   ==========   ==========    ==========


                           V.A.                V.A.                    V.A.               V.A.
                        GROWTH AND          FINANCIAL                  WORLD           HIGH YIELD
                          INCOME            INDUSTRIES                 BOND               BOND
                        SUBACCOUNT          SUBACCOUNT              SUBACCOUNT         SUBACCOUNT
                        -----------  ------------------------   -------------------   -------------
                          1998**        1998         1997*        1998       1997        1998***
                        -----------  ------------  -----------  ---------  ---------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   (5,475)  $    10,271   $    8,244   $  5,629   $  1,120    $  140,478
 Net realized gains
  (losses). . . . . .      (34,115)      214,266      119,508       (204)       172      (150,154)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      812,514       487,761      691,105      2,660       (488)     (305,961)
                        ----------   -----------   ----------   --------   --------    ----------
Net increase
 (decrease) in net
 assets from
 operations . . . . .      772,924       712,298      818,857      8,085        804      (315,637)
From contractowner
 transactions:
  Net premiums from
   contractowners . .    8,244,519    21,632,493    9,543,250    169,189     53,274     3,710,491
  Net benefits to
   contractowners . .     (951,785)   (3,616,304)    (733,931)    (1,434)   (17,548)     (730,624)
                        ----------   -----------   ----------   --------   --------    ----------
Net increase in net
 assets resulting from
 contractowner
 transactions . . . .    7,292,734    18,016,189    8,809,319    167,755     35,726     2,979,868
                        ----------   -----------   ----------   --------   --------    ----------
Net increase in net
 assets . . . . . . .    8,065,658    18,728,487    9,628,176    175,840     36,530     2,664,232
Net assets at
 beginning of
 period . . . . . . .            0     9,628,176            0     37,529        999             0
                        ----------   -----------   ----------   --------   --------    ----------
Net assets at end of
 period . . . . . . .   $8,065,658   $28,356,663   $9,628,176   $213,369   $ 37,529    $2,664,231
                        ==========   ===========   ==========   ========   ========    ==========

---------
* From April 29, 1997 (commencement of operations).
** From January 5, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                            V.A.                 V.A.                V.A.                        V.A.
                                        INTERNATIONAL        REGIONAL BANK      EMERGING GROWTH              MONEY MARKET
                                         SUBACCOUNT           SUBACCOUNT          SUBACCOUNT                  SUBACCOUNT
                                   -----------------------   -------------  -----------------------   --------------------------
                                      1998         1997         1998**         1998         1997          1998           1997
                                   -----------  -----------  -------------  -----------  -----------  -------------  --------------
Increase (decrease) in net assets
from operations:
 Net investment income (loss)  .   $   (7,548)  $   49,279   $    10,996    $  (32,555)  $   (7,423)  $    224,376    $    61,821
 Net realized gains (losses) . .      (43,508)       4,879      (111,691)       59,948       21,581             --             --
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .      261,079     (113,304)       61,720       403,878       23,405             --             --
                                   ----------   ----------   -----------    ----------   ----------   ------------    -----------
Net increase (decrease) in net
 assets from operations  . . . .      210,023      (59,146)      (38,975)      431,271       37,563        224,376         61,821
From contractowner transactions:
  Net premiums from
   contractowners  . . . . . . .    1,572,910    1,068,976    11,167,353     2,160,727    1,843,302     17,347,834      7,651,575
  Net benefits to contractowners     (409,812)     (41,465)     (888,310)     (726,161)     (93,581)   (14,593,134)    (2,095,849)
                                   ----------   ----------   -----------    ----------   ----------   ------------    -----------
Net increase in net assets
 resulting from contractowner
 transactions. . . . . . . . . .    1,163,098    1,027,511    10,279,043     1,434,566    1,749,721      2,754,700      6,555,726
                                   ----------   ----------   -----------    ----------   ----------   ------------    -----------
Net increase in net assets . . .    1,373,121      968,365    10,240,068     1,865,837    1,787,284      2,979,076      5,617,547
Net assets at beginning of period     981,273       12,908            --     1,828,140       40,856      5,722,704        105,157
                                   ----------   ----------   -----------    ----------   ----------   ------------    -----------
Net assets at end of period  . .   $2,354,394   $  981,273   $10,240,068    $3,693,977   $1,828,140   $  8,701,780    $ 5,722,704
                                   ==========   ==========   ===========    ==========   ==========   ============    ===========




                                                            V.A.                       V.A.                       V.A.
                                                      STRATEGIC INCOME         SOVEREIGN INVESTORS             500 INDEX
                                                         SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT
                                                   -----------------------   ------------------------   ------------------------
                                                      1998         1997         1998          1997         1998           1997
                                                   -----------  -----------  ------------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . . .   $  342,841   $   70,692   $   107,547   $   20,080   $   734,791    $  249,890
 Net realized gains (losses) . . . . . . . . . .      (16,863)      10,563       333,470       60,894       200,153        63,862
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . . .     (189,274)     (17,990)    1,667,632      498,822     1,460,061       (41,512)
                                                   ----------   ----------   -----------   ----------   -----------    ----------
Net increase (decrease) in net assets from
 operations. . . . . . . . . . . . . . . . . . .      136,704       63,265     2,108,649      579,796     2,395,005       272,240
From contractowner transactions:
  Net premiums from contractowners . . . . . . .    6,055,445    2,020,504    13,433,144    7,040,689     8,339,471     6,612,958
  Net benefits to contractowners . . . . . . . .     (973,446)    (163,127)   (2,124,836)    (287,483)   (2,124,836)     (995,040)
                                                   ----------   ----------   -----------   ----------   -----------    ----------
Net increase in net assets resulting from
 contractowner transactions  . . . . . . . . . .    5,081,959    1,857,377    11,308,308    6,753,206     6,214,635     5,617,918
                                                   ----------   ----------   -----------   ----------   -----------    ----------
Net increase in net assets . . . . . . . . . . .    5,218,663    1,920,642    13,416,957    7,333,002     8,609,640     5,890,158
Net assets at beginning of period  . . . . . . .    1,922,657        2,015     7,361,441       28,439     6,037,305       147,147
                                                   ----------   ----------   -----------   ----------   -----------    ----------
Net assets at end of period  . . . . . . . . . .   $7,141,320   $1,922,657   $20,778,398   $7,361,441   $14,646,945    $6,037,305
                                                   ==========   ==========   ===========   ==========   ===========    ==========



---------
** From May 1, 1998 (commencement of operations).

 See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  John Hancock Variable Annuity Account JF (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was created and commenced operations on August 29, 1996. The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of fifteen subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Funds' Declaration Trust (the Fund). New subaccounts may be added as new Portfolios are added to the Fund, or as other investment options are developed, and made available to contractowners. The fifteen Portfolios of the Fund which are currently available are V.A. Special Opportunities, V.A. Sovereign Bond, V.A. Independence Equity, V.A. Growth, V.A. Growth and Income, V.A. Financial Industries, V.A. World Bond, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Emerging Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors and V.A. 500 Index Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other contracts benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the contracts for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of contract, of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. TRANSACTION WITH AFFILIATES

  John Hancock Advisers, Inc. acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund, John Hancock Advisers, Inc. or John Hancock.

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1998 were as follows:


               SUBACCOUNT            SHARES OWNED     COST          VALUE
               ----------            ------------  -----------  -------------

      V.A. Special Opportunities .       55,489    $   585,569   $   612,039
      V.A. Sovereign Bond Fund . .      469,435      4,940,310     4,933,766
      V.A. Independent Equity  . .      773,370     11,861,573    13,719,592
      V.A. Growth Fund . . . . . .      332,062      3,723,413     4,439,675
      V.A. Growth and Income . . .      670,462      7,253,145     8,065,658
      V.A. Financial Industries  .    1,962,399     27,177,797    28,356,663
      V.A. World Bond  . . . . . .       21,640        211,200       213,369
      V.A. High Yield Bond . . . .      324,116      2,970,192     2,664,231
      V.A. International . . . . .      193,300      2,206,048     2,354,394
      V.A. Regional Bank . . . . .    1,103,456     10,178,347    10,240,068
      V.A. Emerging Growth . . . .      307,831      3,267,549     3,693,977
      V.A. Money Market  . . . . .    8,701,780      8,701,781     8,701,780
      V.A. Strategic Income  . . .      707,061      7,348,599     7,141,320
      V.A. Sovereign Investors . .    1,331,095     18,612,333    20,778,398
      V.A. 500 Index . . . . . . .      961,717     13,236,775    14,646,946

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

4. DETAILS OF INVESTMENTS

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1998, were as follows:


                     SUBACCOUNT                  PURCHASES       SALES
                     ----------                 -----------  -------------
      V.A. Special Opportunities  . . . . . .   $   763,631   $   168,622
      V.A. Sovereign Bond . . . . . . . . . .     5,090,395     1,320,925
      V.A. Independence Equity  . . . . . . .     8,209,431       562,327
      V.A. Growth . . . . . . . . . . . . . .     2,573,271       648,908
      V.A. Growth and Income  . . . . . . . .     8,071,114       783,854
      V.A. Financial Industries . . . . . . .    19,765,524     1,739,063
      V.A. World Bond . . . . . . . . . . . .       187,199        13,814
      V.A. High Yield Bond  . . . . . . . . .     3,880,195       759,849
      V.A. International  . . . . . . . . . .     1,699,713       544,161
      V.A. Regional Bank  . . . . . . . . . .    10,937,808       647,770
      V.A. Emerging Growth  . . . . . . . . .     2,180,730       778,718
      V.A. Money Market . . . . . . . . . . .    15,191,021    12,211,944
      V.A. Strategic Income . . . . . . . . .     6,238,723       813,922
      V.A. Sovereign Investors  . . . . . . .    13,197,980     1,782,125
      V.A. 500 Index  . . . . . . . . . . . .     8,753,779     1,804,353



5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1998 were as follows:


                                  CLASS 1                     CLASS 2
                          (greater than 250,000)      (greater than 250,000)
                        --------------------------  --------------------------
                        ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
      SUBACCOUNT           SHARES     SHARE VALUES     SHARES      SHARE VALUES
      ----------        ------------  ------------  ------------  --------------
V.A. Special
 Opportunities. . . .       54,353       $10.90         2,143         $10.93
V.A. Sovereign Bond .      356,434        12.22        46,646          12.29
V.A. Independence
 Equity . . . . . . .      703,630        18.22        49,598          18.32
V.A. Growth . . . . .      281,068        12.99        60,054          13.06
V.A. Growth and Income     633,493        11.99        39,844          12.02
V.A. Financial
 Industries . . . . .    1,826,652        14.36       149,851          14.42
V.A. World Bond . . .       19,284        11.04             0          11.10
V.A. High Yield Bond       294,896         8.88         4,428           8.90
V.A. International  .      175,840        12.72        10,519          12.79
V.A. Regional Bank  .      932,895         9.28       170,432           9.29
V.A. Emerging Growth       258,922        11.68        58,818          11.75
V.A. Money Market . .    7,219,761         1.08       724,906           1.09
V.A. Strategic Income      522,909        12.19        51,125          12.26
V.A. Sovereign
 Investors. . . . . .    1,123,202        15.79       202,960          15.88
V.A. 500 Index  . . .      756,187        18.01        59,369          18.11

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

6. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Annuity Account JF, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF


                      STATEMENT OF ADDITIONAL INFORMATION


                               __________________


This statement of additional information ("SAI"), dated May 1, 1999 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account JF (the "Account") dated May 1, 1999, for the Contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 9298, Boston, Massachusetts 02205-9298, telephone number 1-800-824-0335.

                               TABLE OF CONTENTS


                               _________________





                                                       PAGE OF SAI
                                                       -----------
Variations in Charges..................
Distribution...........................
Calculation of Performance Data........
Other Performance Information..........
Calculation of Annuity Payments........
Additional Information About Determining Unit Values
Purchases and Redemptions of Fund Shares
The Account............................
Delay of Certain Payments..............
Liability for Telephone Transfers......
Voting Privileges......................
JHVLICO Financial Statements...........
Separate Account Financial Statements..




ACCT JF (PAT) 5/99

                             VARIATIONS IN CHARGES


     In the future, we may allow a reduction in or the elimination of the withdrawal charge, the charge for the Nursing Home Waiver of Withdrawal Charge rider, the charge for mortality and expense risks, the administrative services charge, the annual contract fee, the charge for the One Year Stepped-Up Death Benefit rider, or the charge for the Accidental Death Benefit rider. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by JHVLICO based upon factors such as the following: (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                  DISTRIBUTION


     The distribution of the contracts through John Hancock Funds, Inc. ("JHFI") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and JHFI, the amounts we paid and JHFI retained under that agreement for such services were as follows:



            YEAR               AMOUNT PAID TO JHFI     AMOUNT RETAINED BY JHFI
            ----               -------------------     -----------------------
 1998
 1997
 1996


                        CALCULATION OF PERFORMANCE DATA


     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

     The Account will calculate the average annual total return for each variable investment option (other than the Money Market option), according to the following formula prescribed by the SEC:

                             P x ( 1 + T ) n = ERV



 where               P = a hypothetical initial premium payment of $1,000

                     T = average annual total return
                     n =  number of years
                     ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment made into the variable investment option at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Trust and contract level charges except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     On the basis, the following table shows the average total return for each variable investment option for the periods ended December 31, 1998:

                         AVERAGE ANNUALIZED TOTAL RETURNS
                         --------------------------------
VARIABLE INVESTMENT     YEAR TO DATE    1 YEAR    5 YEAR   10 YEAR      DATE OF
-------------------                      /**/                          INCEPTION
OPTION/*/                                                                /***/
------
V.A. Financial
Industries...........           3.1%        3.1%    23.0%      N/A          4/30/97
V.A. Small Cap Growth          10.6%       10.6%     6.4%      N/A          8/29/96
V.A. Mid Cap Growth..           5.0%         N/A      N/A      N/A          1/07/98
V.A. Large Cap Growth          19.3%       19.3%    11.6%      N/A          8/29/96
V.A. Large Cap Value.          16.1%         N/A      N/A      N/A          1/06/98
V.A. Core Equity.....          23.1%       23.1%    29.6%      N/A          8/29/96
V.A. Sovereign
Investors............          11.5%       11.5%    21.7%      N/A          8/29/96
V.A. Strategic Income           4.0%        4.0%     8.3%      N/A          8/29/96
V.A.  Bond...........          -0.5%       -0.5%     8.2%      N/A          8/29/96
V.A. High Yield Bond .        -14.7%         N/A      N/A      N/A          1/06/98
V.A. Money Market....          -0.6%       -0.6%     3.0%      N/A          8/29/96
Managed..............          13.6%       13.6%    12.7%    12.2%         11/09/87
Equity Index.........          21.9%       21.9%    26.0%      N/A          4/30/96
Large Cap Value......           2.8%        2.8%    16.8%      N/A          4/30/96
Large Cap Growth.....          32.6%       32.6%    21.2%    18.4%         11/24/87
Mid Cap Value........         -17.7%      -17.7%     9.7%      N/A          4/30/96
Mid Cap Growth.......          32.5%       32.5%    18.6%      N/A          4/30/96
Real Estate Equity...         -23.3%      -23.3%     6.7%     7.2%          2/01/89
Small/Mid Cap CORE...           1.5%         N/A      N/A      N/A         11/30/98
Small Cap Value......         -12.4%      -12.4%     7.9%      N/A          4/30/96
Global Equity ........         -2.4%         N/A      N/A      N/A         11/30/98
International Balanced         11.5%       11.5%     7.5%      N/A          4/30/96
International Equity
Index................          14.0%       14.0%     3.1%     6.4%          2/01/89
International
Opportunities........           9.4%        9.4%     6.5%      N/A          4/30/96
Emerging Markets
Equity...............         -12.3%         N/A      N/A      N/A         11/30/98
Short-Term Bond......          -0.7%       -0.7%     4.4%      N/A          9/23/94
Bond Index...........          -5.4%         N/A      N/A      N/A         11/30/98
Global Bond..........           2.7%        2.7%     6.8%      N/A          4/30/96
High Yield Bond......          -6.5%         N/A      N/A      N/A         11/30/98



*
**
***

*
**
***



     For the 7-day period ending December 31, 1998, the Money Market option's current yield was 4.4% and its effective yield was 4.5%.

     The Account will calculate current yield for each variable investment option (other than the Money Market option) according to the following formula prescribed by the SEC
LOGO


where:   a = net investment income earned during the period by the Fund whose shares are owned by the variable investment option
         b = expenses accrued for the period (net of any reimbursements)
         c = the average daily number of accumulation units outstanding during the period
         d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

     The Account may calculate current yield and effective yield figures for the Money Market option. The current yield of the Money Market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical owner account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the Money Market Fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying Money Market Fund shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7) / - 1


                         OTHER PERFORMANCE INFORMATION


     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

     We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

                        CALCULATION OF ANNUITY PAYMENTS


CALCULATION OF ANNUITY UNITS


     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we   THEN divide:




   the resulting value (minus any
        premium tax charge)

                 by

               $1,000
-----------------------------------


 and multiply the result by




 the applicable annuity purchase rate
 set forth in the contract and
 reflecting

 (1) the age and, possibly, sex of the
 payee and

 (2) the assumed investment rate
 (discussed below)
---------------------------------------


This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:




 the amount of the initial monthly variable annuity payment from that variable annuity option by

 the annuity unit value of that variable investment option
 as of 10 calendar days prior to the date the initial
 payment is due
----------------------------------------------------------


      For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.
LOGO

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES


     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES


     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES


     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE


     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003425% or 0.002740% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES


     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES


     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00) divided by $4,000,000 or 0.0009658.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be

$11.250000 x (1 + .0009658) or $11.260865.  The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES


     JHVLICO purchases and redeems Fund shares for the Account at their net asset value without any sales or redemption charges. Each available Fund issues its own separate series of Fund shares. Each such series represents an interest in one of the Funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each Fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT


     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS


     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES


     Here's the formula we use to determine the number of Fund shares as to which you may give instructions:





 the total value of your accumulation
 units value in a variable investment
 option

              divided by

 the net asset value of 1 share of the
 corresponding Fund
--------------------------------------



     At a shareholders' meeting, you may give instructions regarding:

 .    the election of the Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of the Trusts' investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Fund by the net asset value of one share of that Fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION




                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT




                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS




                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:




                                                               1998      1997
                                                              -------  --------
                                                               (In millions)

Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====




NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:




                                                               1998     1997
                                                               ------  --------
                                                               (In millions)

Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====




Net unrealized capital (losses) gains and other adjustments consist of the following items:




                                                           1998         1997
                                                      ---------------  --------
                                                            (In millions)

Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:




                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========







              December 31, 1997
              -----------------

U.S. Treasury securities and obligations of
 U.S. government corporations and agencies . $254.5 $ 0.2 $0.1 $ 254.6 Obligations of states and political
 subdivisions . . . . . . . . . . . . . . . .     12.1    1.0   0.0       13.1
Debt securities issued by foreign governments      0.2    0.0   0.0        0.2
Corporate securities  . . . . . . . . . . . .    712.7   43.9   2.7      753.9
Mortgage-backed securities  . . . . . . . . .    113.2    3.5   0.0      116.7
                                                ------  -----  ----   --------
  Total bonds . . . . . . . . . . . . . . . .   $254.5  $48.6  $2.8   $1,138.5
                                                ======  =====  ====   ========




The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.




                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)

Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========




Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                                            -----
                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)



The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:




                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====




NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:




                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  -----------
                                               (In millions)

Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5




The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Contractowners John Hancock Variable Annuity Account JF of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the Account) (comprising, respectively, the V.A. Special Opportunities, V.A. Sovereign Bond, V.A. Independence Equity, V.A. Growth, V.A. Growth and Income, V.A. Financial Industries, V.A. World Bond, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Emerging Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors and V.A. 500 Index Subaccounts) as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account JF at December 31, 1998, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                          ERNST & YOUNG LLP

Boston,  Massachusetts February 10, 1999

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF


                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                           V.A.         V.A.                       V.A.
                        V.A. SPECIAL    SOVEREIGN   INDEPENDENCE     V.A.         GROWTH
                        OPPORTUNITIES     BOND         EQUITY       GROWTH      AND INCOME
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -------------  -----------  ------------  -----------  -------------
ASSETS
Investment in shares
 of portfolios of
 Declaration Trust, at
 value. . . . . . . .   $     612,039  $4,933,766   $13,719,592   $ 4,439,675   $ 8,065,658
Receivable from
 Declaration Trust  .           3,882         187         5,757         5,593         9,286
                        -------------  ----------   -----------   -----------   -----------
Total assets  . . . .         615,921   4,933,953    13,725,349     4,445,268     8,074,944

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .           3,862          22         5,294         5,446         9,016
Asset charges payable              20         165           463           146           270
                        -------------  ----------   -----------   -----------   -----------
Total liabilities . .           3,882         187         5,757         5,592         9,286
                        -------------  ----------   -----------   -----------   -----------
Net assets  . . . . .   $     612,039  $4,933,766   $13,719,592   $ 4,439,676   $ 8,065,658
                        =============  ==========   ===========   ===========   ===========




                           V.A.         V.A.        V.A.                        V.A.
                         FINANCIAL     WORLD     HIGH YIELD      V.A.         REGIONAL
                        INDUSTRIES      BOND        BOND     INTERNATIONAL      BANK
                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        -----------  ----------  ----------  -------------  -------------
ASSETS
Investment in shares
 of portfolios of
 Declaration Trust, at
 value. . . . . . . .   $28,356,663   $213,369   $2,664,231   $2,354,394     $10,240,068
Receivable from
 Declaration Trust  .        49,878          7           91       16,459             336
                        -----------   --------   ----------   ----------     -----------
Total assets  . . . .    28,406,541    213,376    2,664,322    2,370,853      10,240,404

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        48,078         --           --       16,379              --
Asset charges payable         1,800          7           91           80             336
                        -----------   --------   ----------   ----------     -----------
Total liabilities . .        49,878          7           91       16,459             336
                        -----------   --------   ----------   ----------     -----------
Net assets  . . . . .   $28,356,663   $213,369   $2,664,231   $2,354,394     $10,240,068
                        ===========   ========   ==========   ==========     ===========




                           V.A.        V.A.        V.A.        V.A.
                         EMERGING     MONEY     STRATEGIC    SOVEREIGN       V.A.
                          GROWTH      MARKET      INCOME     INVESTORS     500 INDEX
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  -----------  -------------
ASSETS
Investment in shares
 of portfolios of
 Declaration Trust, at
 value. . . . . . . .   $3,693,977  $8,701,780  $7,141,320  $20,778,398   $14,646,946
Receivable from
 Declaration Trust  .       20,703      65,968     122,981      177,447        47,698
                        ----------  ----------  ----------  -----------   -----------
Total assets  . . . .    3,714,680   8,767,748   7,264,301   20,955,845    14,694,644

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .       20,584      65,678     122,746      176,752        47,202
Asset charges payable          119         290         235          695           497
                        ----------  ----------  ----------  -----------   -----------
Total liabilities . .       20,703      65,968     122,981      177,447        47,699
                        ----------  ----------  ----------  -----------   -----------
Net assets  . . . . .   $3,693,977  $8,701,780  $7,141,320  $20,778,398   $14,646,945
                        ==========  ==========  ==========  ===========   ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998


                                          V.A.         V.A.                          V.A.
                        V.A. SPECIAL   SOVEREIGN   INDEPENDENCE      V.A            GROWTH
                        OPPORTUNITIES     BOND        EQUITY        GROWTH        AND INCOME
                         SUBACCOUNT*   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                        -------------  ----------  ------------  -------------  ---------------
Investment income:
 Distributions
  received from
  portfolios of
  Declaration Trust .     $    251     $260,823     $  258,206   $         --    $     38,842
Expenses:
 Mortality and expense
  risks . . . . . . .        3,624       37,112        104,232         36,639          44,317
                          --------     --------     ----------   ------------    ------------
Net investment income
 (loss) . . . . . . .       (3,373)     223,711        153,974        (36,639)         (5,475)
Net realized and
 unrealized gain
 (loss) on
 investments:
  Net realized
   gain/(loss). . . .       (9,440)      35,959        109,615        150,134         (34,115)
  Net unrealized
   appreciation
   (depreciation)
   during the period        26,472      (18,486)     1,746,705        547,681         812,514
                          --------     --------     ----------   ------------    ------------
Net realized and
 unrealized gain
 (loss) on investments      17,032       17,473      1,856,320        697,815         778,399
                          --------     --------     ----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     $ 13,659     $241,184     $2,010,294   $    661,176    $    772,924
                          ========     ========     ==========   ============    ============




                           V.A.        V.A.        V.A.                        V.A.
                        FINANCIAL     WORLD     HIGH YIELD      V.A.         REGIONAL
                        INDUSTRIES     BOND        BOND     INTERNATIONAL      BANK
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        ----------  ----------  ----------  -------------  ------------
Investment income:
 Distributions
  received from
  portfolios of
  Declaration Trust .    $265,118    $7,281     $ 160,100     $ 15,336      $  62,905
Expenses:
 Mortality and expense
  risks . . . . . . .     254,847     1,652        19,622       22,884         51,909
                         --------    ------     ---------     --------      ---------
Net investment income
 (loss) . . . . . . .      10,271     5,629       140,478       (7,548)        10,996
Net realized and
 unrealized gain
 (loss) on
 investments:
  Net realized
   gain/(loss). . . .     214,266      (204)     (150,154)     (43,508)      (111,691)
  Net unrealized
   appreciation
   (depreciation)
   during the period      487,761     2,660      (305,961)     261,079         61,720
                         --------    ------     ---------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments    702,027     2,456      (456,115)     217,571        (49,971)
                         --------    ------     ---------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $712,298    $8,085     $(315,637)    $210,023      $ (38,975)
                         ========    ======     =========     ========      =========




                           V.A.        V.A.        V.A.        V.A.
                         EMERGING     MONEY     STRATEGIC   SOVEREIGN       V.A.
                          GROWTH      MARKET      INCOME    INVESTORS    500 INDEX
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions
  received from
  portfolios of
  Declaration Trust .   $     --     $305,161   $ 399,543   $  282,955   $  861,977
Expenses:
 Mortality and expense
  risks . . . . . . .     32,555       80,785      56,702      175,408      127,186
                        --------     --------   ---------   ----------   ----------
Net investment income
 (loss) . . . . . . .    (32,555)     224,376     342,841      107,547      734,791
Net realized and
 unrealized gain
 (loss) on
 investments:
  Net realized
   gain/(loss). . . .     59,948           --     (16,863)     333,470      200,153
  Net unrealized
   appreciation
   (depreciation)
   during the period     403,878           --    (189,274)   1,667,632    1,460,061
                        --------     --------   ---------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   468,826           --    (206,137)   2,001,102    1,660,214
                        --------     --------   ---------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $431,271     $224,376   $ 136,704   $2,108,649   $2,395,005
                        ========     ========   =========   ==========   ==========



---------
* For the period from January 5, 1998 (commencement of operations) to December 31, 1998.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        V.A.                 V.A.                       V.A.
                                       SPECIAL            SOVEREIGN                INDEPENDENCE-                  V.A.
                                    OPPORTUNITIES            BOND                      EQUITY                    GROWTH
                                     SUBACCOUNT           SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                    -------------  ------------------------   ------------------------   -----------------------
                                       1998**         1998          1997         1998          1997         1998          1997
                                    -------------  ------------  -----------  ------------  -----------  -----------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .    $  (3,373)    $   223,711   $   32,962   $   153,974   $   69,933   $  (36,639)   $  (10,759)
 Net realized gains (losses)  . .       (9,440)         35,959        6,022       109,615       32,341      150,134         7,598
 Net unrealized appreciation
  (depreciation) during the period      26,472         (18,486)      12,003     1,746,705      111,506      547,681       169,935
                                     ---------     -----------   ----------   -----------   ----------   ----------    ----------
Net increase (decrease) in net
 assets from operations . . . . .       13,659         241,184       50,987     2,010,294      213,780      661,176       166,774
From contractowner transactions:
  Net premiums from contractowners     708,072       4,874,660    1,244,026     8,674,539    4,018,842    2,579,958     1,712,941
  Net benefits to contractowners      (109,692)     (1,328,900)    (160,527)   (1,181,410)     (47,172)    (618,956)     (117,062)
                                     ---------     -----------   ----------   -----------   ----------   ----------    ----------
Net increase in net assets
 resulting from contractowner
 transactions . . . . . . . . . .      598,380       3,545,760    1,083,499     7,493,129    3,971,670    1,961,002     1,595,879
                                     ---------     -----------   ----------   -----------   ----------   ----------    ----------
Net increase in net assets  . . .      612,039       3,786,944    1,134,486     9,503,423    4,185,450    2,622,178     1,762,653
Net assets at beginning of period            0       1,146,822       12,336     4,216,169       30,719    1,817,498        54,845
                                     ---------     -----------   ----------   -----------   ----------   ----------    ----------
Net assets at end of period . . .    $ 612,039     $ 4,933,766   $1,146,822   $13,719,592   $4,216,169   $4,439,676    $1,817,498
                                     =========     ===========   ==========   ===========   ==========   ==========    ==========




                           V.A.                V.A.                    V.A.               V.A.
                        GROWTH AND          FINANCIAL                  WORLD           HIGH YIELD
                          INCOME            INDUSTRIES                 BOND               BOND
                        SUBACCOUNT          SUBACCOUNT              SUBACCOUNT         SUBACCOUNT
                        -----------  ------------------------   -------------------   -------------
                          1998**        1998         1997*        1998       1997        1998***
                        -----------  ------------  -----------  ---------  ---------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   (5,475)  $    10,271   $    8,244   $  5,629   $  1,120    $  140,478
 Net realized gains
  (losses). . . . . .      (34,115)      214,266      119,508       (204)       172      (150,154)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      812,514       487,761      691,105      2,660       (488)     (305,961)
                        ----------   -----------   ----------   --------   --------    ----------
Net increase
 (decrease) in net
 assets from
 operations . . . . .      772,924       712,298      818,857      8,085        804      (315,637)
From contractowner
 transactions:
  Net premiums from
   contractowners . .    8,244,519    21,632,493    9,543,250    169,189     53,274     3,710,492
  Net benefits to
   contractowners . .     (951,785)   (3,616,304)    (733,931)    (1,434)   (17,548)     (730,624)
                        ----------   -----------   ----------   --------   --------    ----------
Net increase in net
 assets resulting from
 contractowner
 transactions . . . .    7,292,734    18,016,189    8,809,319    167,755     35,726     2,979,868
                        ----------   -----------   ----------   --------   --------    ----------
Net increase in net
 assets . . . . . . .    8,065,658    18,728,487    9,628,176    175,840     36,530     2,664,231
Net assets at
 beginning of period             0     9,628,176            0     37,529        999             0
                        ----------   -----------   ----------   --------   --------    ----------
Net assets at end of
 period . . . . . . .   $8,065,658   $28,356,663   $9,628,176   $213,369   $ 37,529    $2,664,231
                        ==========   ===========   ==========   ========   ========    ==========



---------
* From April 29, 1997 (commencement of operations).
** From January 5, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                            V.A.                 V.A.                V.A.                        V.A.
                                        INTERNATIONAL        REGIONAL BANK      EMERGING GROWTH              MONEY MARKET
                                         SUBACCOUNT           SUBACCOUNT          SUBACCOUNT                  SUBACCOUNT
                                   -----------------------   -------------  -----------------------   --------------------------
                                      1998         1997         1998**         1998         1997          1998           1997
                                   -----------  -----------  -------------  -----------  -----------  -------------  --------------
Increase (decrease) in net assets
from operations:
 Net investment income (loss)  .   $   (7,548)  $   49,279   $    10,996    $  (32,555)  $   (7,423)  $    224,376    $    61,821
 Net realized gains (losses) . .      (43,508)       4,879      (111,691)       59,948       21,581             --             --
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .      261,079     (113,304)       61,720       403,878       23,405             --             --
                                   ----------   ----------   -----------    ----------   ----------   ------------    -----------
Net increase (decrease) in net
 assets from operations  . . . .      210,023      (59,146)      (38,975)      431,271       37,563        224,376         61,821
From contractowner transactions:
  Net premiums from
   contractowners  . . . . . . .    1,572,910    1,068,976    11,167,353     2,160,727    1,843,302     17,347,834      7,651,575
  Net benefits to contractowners     (409,812)     (41,465)     (888,310)     (726,161)     (93,581)   (14,593,134)    (2,095,849)
                                   ----------   ----------   -----------    ----------   ----------   ------------    -----------
Net increase in net assets
 resulting from contractowner
 transactions. . . . . . . . . .    1,163,098    1,027,511    10,279,043     1,434,566    1,749,721      2,754,700      5,555,726
                                   ----------   ----------   -----------    ----------   ----------   ------------    -----------
Net increase in net assets . . .    1,373,121      968,365    10,240,068     1,865,837    1,787,284      2,979,076      5,617,547
Net assets at beginning of period     981,273       12,908            --     1,828,140       40,856      5,722,704        105,157
                                   ----------   ----------   -----------    ----------   ----------   ------------    -----------
Net assets at end of period  . .   $2,354,394   $  981,273   $10,240,068    $3,693,977   $1,828,140   $  8,701,780    $ 5,722,704
                                   ==========   ==========   ===========    ==========   ==========   ============    ===========




                                                            V.A.                       V.A.                       V.A.
                                                      STRATEGIC INCOME         SOVEREIGN INVESTORS             500 INDEX
                                                         SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT
                                                   -----------------------   ------------------------   ------------------------
                                                      1998         1997         1998          1997         1998           1997
                                                   -----------  -----------  ------------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . . .   $  342,841   $   70,692   $   107,547   $   20,080   $   734,791    $  249,890
 Net realized gains (losses) . . . . . . . . . .      (16,863)      10,563       333,470       60,894       200,153        63,862
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . . .     (189,274)     (17,990)    1,667,632      498,822     1,460,061       (41,512)
                                                   ----------   ----------   -----------   ----------   -----------    ----------
Net increase (decrease) in net assets from
 operations. . . . . . . . . . . . . . . . . . .      136,704       63,265     2,108,649      579,796     2,395,005       272,240
From contractowner transactions:
  Net premiums from contractowners . . . . . . .    6,055,405    2,020,504    13,433,144    7,040,689     8,339,471     6,612,958
  Net benefits to contractowners . . . . . . . .     (973,446)    (163,127)   (2,124,836)    (287,483)   (2,124,836)     (995,040)
                                                   ----------   ----------   -----------   ----------   -----------    ----------
Net increase in net assets resulting from
 contractowner transactions  . . . . . . . . . .    5,081,959    1,857,377    11,308,308    6,753,206     6,214,635     5,617,918
                                                   ----------   ----------   -----------   ----------   -----------    ----------
Net increase in net assets . . . . . . . . . . .    5,218,663    1,920,642    13,416,957    7,333,002     8,609,640     5,890,158
Net assets at beginning of period  . . . . . . .    1,922,657        2,015     7,361,441       28,439     6,037,305       147,147
                                                   ----------   ----------   -----------   ----------   -----------    ----------
Net assets at end of period  . . . . . . . . . .   $7,141,320   $1,922,657   $20,778,398   $7,361,441   $14,646,945    $6,037,305
                                                   ==========   ==========   ===========   ==========   ===========    ==========



---------
** From May 1, 1998 (commencement of operations).

 See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  John Hancock Variable Annuity Account JF (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was created and commenced operations on August 29, 1996. The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of fifteen subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Funds' Declaration Trust (the Fund). New subaccounts may be added as new Portfolios are added to the Fund, or as other investment options are developed, and made available to contractowners. The fifteen Portfolios of the Fund which are currently available are V.A. Special Opportunities, V.A. Sovereign Bond, V.A. Independence Equity, V.A. Growth, V.A. Growth and Income, V.A. Financial Industries, V.A. World Bond, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Emerging Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors and V.A. 500 Index Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other contracts benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the contracts for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of contract, of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. TRANSACTION WITH AFFILIATES

  John Hancock Advisers, Inc. acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund, John Hancock Advisers, Inc. or John Hancock.

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1998 were as follows:




               SUBACCOUNT            SHARES OWNED     COST          VALUE
               ----------            ------------  -----------  -------------

      V.A. Special Opportunities .       55,489    $   585,569   $   612,039
      V.A. Sovereign Bond Fund . .      469,435      4,940,310     4,933,766
      V.A. Independent Equity  . .      773,370     11,861,573    13,719,592
      V.A. Growth Fund . . . . . .      332,062      3,723,413     4,439,675
      V.A. Growth and Income . . .      670,462      7,253,145     8,065,658
      V.A. Financial Industries  .    1,962,399     27,177,797    28,356,663
      V.A. World Bond  . . . . . .       21,640        211,200       213,369
      V.A. High Yield Bond . . . .      324,116      2,970,192     2,664,231
      V.A. International . . . . .      193,300      2,206,048     2,354,394
      V.A. Regional Bank . . . . .    1,103,456     10,178,347    10,240,068
      V.A. Emerging Growth . . . .      307,831      3,267,549     3,693,977
      V.A. Money Market  . . . . .    8,701,780      8,701,781     8,701,780
      V.A. Strategic Income  . . .      707,061      7,348,599     7,141,320
      V.A. Sovereign Investors . .    1,331,095     18,612,333    20,778,398
      V.A. 500 Index . . . . . . .      961,717     13,236,775    14,646,946

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

4. DETAILS OF INVESTMENTS

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1998, were as follows:




                     SUBACCOUNT                  PURCHASES       SALES
                     ----------                 -----------  -------------

      V.A. Special Opportunities  . . . . . .   $   763,631   $   168,622
      V.A. Sovereign Bond . . . . . . . . . .     5,090,395     1,320,925
      V.A. Independence Equity  . . . . . . .     8,209,431       562,327
      V.A. Growth . . . . . . . . . . . . . .     2,573,271       648,908
      V.A. Growth and Income  . . . . . . . .     8,071,114       783,854
      V.A. Financial Industries . . . . . . .    19,765,524     1,739,063
      V.A. World Bond . . . . . . . . . . . .       187,199        13,814
      V.A. High Yield Bond  . . . . . . . . .     3,880,195       759,849
      V.A. International  . . . . . . . . . .     3,880,195       544,161
      V.A. Regional Bank  . . . . . . . . . .    10,937,808       647,770
      V.A. Emerging Growth  . . . . . . . . .     2,180,730       778,718
      V.A. Money Market . . . . . . . . . . .    15,191,021    12,211,944
      V.A. Strategic Income . . . . . . . . .     6,238,723       813,922
      V.A. Sovereign Investors  . . . . . . .    13,197,980     1,782,125
      V.A. 500 Index  . . . . . . . . . . . .     8,753,779     1,804,353




5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1998 were as follows:




                           CLASS 1 (> 250,000)         CLASS 2 (> 250,000)
                        --------------------------  --------------------------
                        ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
      SUBACCOUNT           SHARES     SHARE VALUES     SHARES      SHARE VALUES
      ----------        ------------  ------------  ------------  --------------

V.A. Special
 Opportunities. . . .       54,353       $10.90         2,143         $10.93
V.A. Sovereign Bond .      356,434        12.22        46,646          12.29
V.A. Independence
 Equity . . . . . . .      703,630        18.22        49,598          18.32
V.A. Growth . . . . .      281,068        12.99        60,054          13.06
V.A. Growth and Income     633,493        11.99        39,844          12.02
V.A. Financial
 Industries . . . . .    1,826,652        14.36       149,851          14.42
V.A. World Bond . . .       19,284        11.04             0          11.10
V.A. High Yield Bond       294,896         8.88         4,428           8.90
V.A. International  .      175,840        12.72        10,519          12.79
V.A. Regional Bank  .      932,895         9.28       170,432           9.29
V.A. Emerging Growth       258,922        11.68        58,818          11.75
V.A. Money Market . .    7,219,761         1.08       724,906           1.09
V.A. Strategic Income      522,909        12.19        51,125          12.26
V.A. Sovereign
 Investors. . . . . .    1,123,202        15.79       202,960          15.88
V.A. 500 Index  . . .      756,187        18.01        59,369          18.11

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

6. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Annuity Account JF, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

1.     Condensed Financial Information.  (Part A)

2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account JF, at December 31, 1998. (Part B)

3. Statement of Operations, John Hancock Variable Annuity Account JF, for the period ended December 31, 1998. (Part B)

4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account JF, for the period ended December 31, 1998. (Part B)

5. Notes to Financial Statements, John Hancock Variable Annuity Account JF. (Part B)

6. Statement of Financial Position, John Hancock Variable Life Insurance Company, at December 31, 1998, and December 31, 1997. (Part A)

7. Summary of Operations and Unassigned Deficit, John Hancock Variable Life Insurance Company, for each of the two years in the period ended December 31, 1998. (Part A)

8. Statement of Cash Flows, John Hancock Variable Life Insurance Company, for each of the two years in the period ended December 31, 1998. (Part A)

9. Notes to Financial Statements, John Hancock Variable Life Insurance Company. (Part A)

(B) EXHIBITS

1. John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account JF, dated November 13, 1995, previously filed electronically on December 12, 1995.

2.     Not applicable.

3.(a) Distribution Agreement by and between John Hancock Mutual Life Insurance Company and John Hancock Variable Life Insurance Company, dated August 26, 1993, incorporated by reference form Pre-Effective Amendment No.1 to the Form S-1 Registration Statement for John Hancock Variable Life Account S (File No. 33-64366) filed October 29, 1993.

3.(b) Amendment dated August 1, 1994, to Distribution Agreement by and between John Hancock Mutual Life Insurance Company and John Hancock Variable Life Insurance Company, dated August 26, 1993, incorporated by reference from Form N-4 Registration Statement for John Hancock Variable Annuity Account I (File No. 33-82648), filed August 10,1994.

3.(c) Form of Variable Annuity Marketing and Distribution Agreement between John Hancock Mutual Life Insurance Company and John Hancock Funds, Inc., previously filed electronically on July 16, 1996.

3.(d) Form of Soliciting Dealer Agreement between John Hancock Funds, Inc., and soliciting broker-dealers or financial institutions participating in distribution of Contracts. (Included as Appendix B to Exhibit 3.(c).)

4.(a) Form of group deferred combination fixed and variable annuity contract, previously filed electronically on July 16, 1996.

4.(b) Form of group deferred combination fixed and variable annuity certificate, previously filed electronically on July 16, 1996.

4.(c) Form of nursing home waiver of CDSL rider, previously filed electronically on December 12, 1995.

4.(d) From of one year stepped-up death benefit rider, previously filed electronically on December 12, 1995.

4.(e) Form of accidental death benefit rider, previously filed electronically on December 12, 1995.

5. Form of contract application, previously filed electronically on December 12, 1995.

6. Articles of Organization and By-Laws of John Hancock Variable Life Insurance Company, incorporated by reference from Form S-1 Registration Statement of John Hancock Variable Life Insurance Company (File No. 33-62895) filed electronically on September 25 1995.

7.     Not Applicable.

8.     Form of  Responsibility  and Cost  Allocation  Agreement  Between  John
       Hancock Mutual Life Insurance Company and John Hancock Funds, Inc., previously filed electronically on July 16, 1996.

9. Opinion and consent of counsel, previously filed electronically on July 16, 1996.

10.(a) Consent of independent auditors.+

10.(b) Representation of counsel.+

10.(c) Powers  of  Attorney  for  all  directors   except  Ronald  J.  Bocage,
       incorporated by reference from Form S-1 Registration Statement for John Hancock Variable Life Insurance Company (File No, 33-62895) filed September 25 1995. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report for John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997.

11.    Not Applicable.

12.    Not Applicable.

13.    Not Applicable.

14.    Not Applicable.

15.    Not Applicable.

+ Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name                                                 Position with Depositor
----                                                 -----------------------
Directors

David F. D'Alessandro........................Chairman of the Board and President
Michele G. Van Leer..........................Vice Chairman of the Board and President
Robert S. Paster........................................................Director
Joseph A. Tomlinson..................................Vice President and Director
Robert R. Reitano.......................................................Director
Barbara L. Luddy............................................Director and Actuary
Ronald J. Bocage............................Director, Vice President and Counsel

Executive Officers Other Than Directors

    Daniel L. Ouellette................................Vice President, Marketing
    Patrick F. Smith..................................................Controller

    The business address for each of the above-named officers and directors is:
    John Hancock Variable Life Insurance Company, John Hancock Place, P.O.
    Box 111, Boston, Massachusetts 02117.

ITEM 26.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  The Registrant is a separate account of John Hancock Mutual Life Insurance Company ("Company"), operated as a unit investment trust. The Registrant supports benefits payable under the Company's variable annuity contracts by investing in shares of John Hancock Declaration Trust ("Trust") a "series" type of mutual fund, registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company. The Company may purchase Trust shares to provide initial capital for the Trust. The Registrant and other separate accounts of the Company, John Hancock Variable Life Insurance Company ("JHVLICO"), and other unaffiliated life insurance companies will own all of the Trust's other outstanding shares for the forseeable future. The purchasers of variable annuity and any variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company and JHVLICO with respect to the voting of the shares of the Trust held by the Registrant as to certain matters. Subject to the voting instructions, the Company will control the Registrant.

  A diagram of the subsidiaries of the Company is incorporated by reference from Exhibit 13 to Post- Effective Amendment No. 5 to Form N-4 Registration Statement of John Hancock Variable Annuity Account H (File No. 333-08345) filed April 28, 1999.

ITEM 27.   NUMBER OF CONTRACT OWNERS

  Registrant had 3,619 Contract Owners as of March 31, 1999.

ITEM 28.   INDEMNIFICATION

  Pursuant to Article 9 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.   PRINCIPAL UNDERWRITERS

  (a) JHFI acts as principal underwriter, depositor, sponsor or investment adviser for the following investment companies.

John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III
John Hancock Cash Reserve, Inc.
John Hancock Current Interest
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Institutional Series Trust
John Hancock Variable Series Trust I
John Hancock Sovereign Bond Fund
John Hancock Special Equities Fund
John Hancock Strategic Series
John Hancock Tax-Exempt Series Fund
John Hancock Tax-Free Bond Trust
John Hancock World Fund
John Hancock Declaration Trust
John Hancock Variable Annuity Account JF
John Hancock Variable Annuity Account H
John Hancock Variable Annuity Account V (with respect to certain contracts)

  (b) The following lists the names and positions with underwriter of the directors and officers of JHFI.

Foster L. Aborn                  Director
Edward J. Boudreau, Jr.          Director and Chairman
Stephen L. Brown                 Director
David F. D'Alessandro            Director
John M. DeCiccio                 Director
William C. Fletcher              Director
Robert G. Freedman               Director
Anne C. Hodsdon                  Director
David A. King                    Director
Jeanne M. Livermore              Director
Thomas E. Moloney                Director
Richard S. Scipione              Director
Robert H. Watts                  Director
Edward J. Boudreau, Jr.,         Chairman, President and Chief Executive Officer
Robert H. Watts                  Executive Vice President and Chief Compliance Officer
Osbert M. Hood                   Senior Vice President and Chief Financial Officer
John A. Morin                    Vice President and Secretary
Christopher M. Meyer             Vice President and Treasurer
James V. Bowhers                 Executive Vice President
Anne C. Hodsdon                  Executive Vice President
Anthony P. Petrucci              Executive Vice President
Richard O. Hansen                Senior Vice President
Keith Hartstein                  Senior Vice President
Kathleen M. Graveline            Senior Vice President
James B. Little                  Senior Vice President
Charles H. Womack                Senior Vice President
Susan S. Newton                  Vice President
Karen F. Walsh                   Vice President
Griselda Lyman                   Vice President
J. William Benintende            Vice President
Gary Cronin                      Vice President
Kristine Pancare                 Vice President
Martin J. Thomas                 Second Vice President
Arthur J. Holzman, Jr.           Second Vice President and Assistant Treasurer
William H. King                  Assistant Treasurer
Theresa Apruzzese                Assistant Secretary
John J. Cotter                   Assistant Secretary
Carmen M. Pelissier              Assistant Secretary

The business address for each of the above-named officers and directors is: John Hancock Funds, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603.

  (c) Not Applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

  The Company, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, prepares, maintains and preserves all other records required by Section
31(a) of the Act.

ITEM 31.   MANAGEMENT SERVICES

  Not applicable.


ITEM 32.   UNDERTAKINGS

  (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

  (b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

  (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

  (d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

         (e) John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         President



Attest:    /s/ SANDRA M. DADALT
           ----------------------
           Sandra M. DaDalt
           Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK F. SMITH
--------------------
Patrick F. Smith           Controller (Principal Accounting     April 29, 1999
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                   April 29, 1999

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Malcolm Cheung         Director
            Joseph A. Tomlinson    Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     President



Attest   /s/ SANDRA M. DADALT
         ----------------------
         Sandra M. DaDalt
         Assistant Secretary